OMB APPROVAL
OMB Number: 3235-0570 Expires: September 30, 2007 Estimated average burden hours per response: 19.4

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-08413

Evergreen Equity Trust
_____________________________________________________________
(Exact name of registrant as specified in charter)

200 Berkeley Street
Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices)           (Zip code)

Michael H. Koonce, Esq.
200 Berkeley Street

Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code:     (617) 210-3200

Date of fiscal year end: Registrant is making a semi-annual filing for eleven of its series, Evergreen Disciplined Value Fund, Evergreen Enhanced S&P 500 Fund, Evergreen Equity Income Fund, Evergreen Fundamental Large Cap Fund, Evergreen Fundamental Mid Cap Value Fund, Evergreen Golden Core Opportunities Fund, Evergreen Golden Large Cap Core Fund, Evergreen Golden Mid Cap Core Fund, Evergreen Intrinsic Value Fund, Evergreen Small Cap Value Fund and Evergreen Special Values Fund, for the six months ended January 31, 2009. These series have July 31 fiscal year end.

Date of reporting period:     January 31, 2009

Item 1 – Reports to Stockholders.

Evergreen Disciplined Value Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
29	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

March 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Disciplined Value Fund for the six-month period ended January 31, 2009 (the “period”).

During the latter half of 2008, one of the worst periods in the history of the financial markets developed as the crises in housing and credit forced the economy into recession, and by extension, the financial markets fell into turmoil. While the U.S. economy held up relatively well in the first half of 2008, these gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. Meanwhile, home prices continued to fall and job losses persisted. Finally, September 2008 marked the crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”), enacted to purchase distressed mortgage-related securities, until the Treasury decided against it one month after TARP’s approval. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During the period, the management teams of Evergreen’s value-oriented equity funds tended to emphasize investments in attractively priced and fundamentally sound corporations. The portfolio manager of Evergreen Disciplined Value Fund, for example, used a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities. The manager of Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500® Index, using a proprietary process to control trading and implementation costs. Management of Evergreen Equity Income Fund emphasized companies they believe have the ability to maintain and increase their dividends to shareholders. The management of Evergreen Fundamental Large Cap Fund focused on larger corporations with stable earnings

1

LETTER TO SHAREHOLDERS continued

growth records while the management of Evergreen Fundamental Mid Cap Value Fund emphasized mid-sized companies selling at what the management believed to be reasonable valuations. The team managing Evergreen Intrinsic Value Fund sought out investments in established companies selling at stock prices below the managers’ estimate of the company’s intrinsic value. Meanwhile, the management of Evergreen Special Values Fund focused on higher-quality companies believed to have reasonable prices and strong balance sheets, and the management of Evergreen Small Cap Value Fund sought to invest in small companies of sound quality at attractive prices.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

3

FUND AT A GLANCE

as of January 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 12/31/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 5/8/1992

	Class A	Class B	Class C	Class I
Class inception date	3/18/2005	3/18/2005	3/18/2005	5/8/1992

Nasdaq symbol	EDSAX	EDSBX	EDSCX	EDSIX

6-month return with sales charge	-37.47%	-37.10%	-34.57%	N/A

6-month return w/o sales charge	-33.65%	-33.90%	-33.93%	-33.60%

Average annual return*

1-year with sales charge	-42.43%	-42.29%	-39.96%	N/A

1-year w/o sales charge	-38.92%	-39.37%	-39.38%	-38.80%

5-year	-3.87%	-3.56%	-3.34%	-2.59%

10-year	0.04%	0.33%	0.31%	0.70%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 3/21/2005 is based on the fund’s predecessor fund, SouthTrust Value Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not, and the fund’s predecessor fund did not, pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Disciplined Value Fund Class A shares versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of January 31, 2009, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2008 to January 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	8/1/2008	1/31/2009	During Period*

Actual
Class A	$1,000.00	$663.45	$4.57
Class B	$1,000.00	$661.03	$7.70
Class C	$1,000.00	$660.73	$7.70
Class I	$1,000.00	$664.05	$3.48
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.71	$5.55
Class B	$1,000.00	$1,015.93	$9.35
Class C	$1,000.00	$1,015.93	$9.35
Class I	$1,000.00	$1,021.02	$4.23

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.09% for Class A, 1.84% for Class B, 1.84% for Class C and 0.83% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,				Year Ended April 30, 2005[2]

CLASS A		2008	2007	2006	2005[1]

Net asset value, beginning of period	$13.75	$18.05	$16.62	$15.82	$16.96	$17.35

Income from investment operations
Net investment income (loss)	0.13	0.27	0.27	0.22	0.05	0.01
Net realized and unrealized gains or losses on investments	(4.73)	(2.15)	1.96	1.22	1.08	(0.36)

Total from investment operations	(4.60)	(1.88)	2.23	1.44	1.13	(0.35)

Distributions to shareholders from
Net investment income	(0.12)	(0.27)	(0.27)	(0.19)	(0.04)	(0.04)
Net realized gains	(0.23)	(2.15)	(0.53)	(0.45)	(2.23)	0

Total distributions to shareholders	(0.35)	(2.42)	(0.80)	(0.64)	(2.27)	(0.04)

Net asset value, end of period	$8.80	$13.75	$18.05	$16.62	$15.82	$16.96

Total return[3]	(33.65)%	(11.90)%	13.60%	9.44%	7.76%	(2.01)%

Ratios and supplemental data
Net assets, end of period (thousands)	$40,169	$69,864	$119,461	$13,428	$1,617	$1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.09%[4]	1.04%	1.04%	1.15%	1.26%[4]	1.11%[4]
Expenses excluding waivers/reimbursements and expense reductions	1.22%[4]	1.11%	1.04%	1.17%	1.26%[4]	1.11%[4]
Net investment income (loss)	2.32%[4]	1.67%	1.04%	1.14%	0.74%[4]	0.58%[4]
Portfolio turnover rate	13%	45%	60%	55%	15%	54%

1	For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
2	For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,				Year Ended April 30, 2005[2]

CLASS B		2008	2007	2006	2005[1]

Net asset value, beginning of period	$13.68	$17.96	$16.55	$15.79	$16.97	$17.35

Income from investment operations
Net investment income (loss)	0.09	0.14	0.13	0.10	0.01 [3]	0 [3]
Net realized and unrealized gains or losses on investments	(4.72)	(2.13)	1.94	1.22	1.06	(0.34)

Total from investment operations	(4.63)	(1.99)	2.07	1.32	1.07	(0.34)

Distributions to shareholders from
Net investment income	(0.07)	(0.14)	(0.13)	(0.11)	(0.02)	(0.04)
Net realized gains	(0.23)	(2.15)	(0.53)	(0.45)	(2.23)	0

Total distributions to shareholders	(0.30)	(2.29)	(0.66)	(0.56)	(2.25)	(0.04)

Net asset value, end of period	$8.75	$13.68	$17.96	$16.55	$15.79	$16.97

Total return[4]	(33.90)%	(12.61)%	12.70%	8.64%	7.35%	(1.97)%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,324	$4,261	$7,329	$5,070	$121	$5
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.84%[5]	1.79%	1.79%	1.89%	2.00%[5]	1.82%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.97%[5]	1.86%	1.79%	1.91%	2.00%[5]	1.82%[5]
Net investment income (loss)	1.57%[5]	0.91%	0.71%	0.47%	0.16%[5]	0.10%[5]
Portfolio turnover rate	13%	45%	60%	55%	15%	54%

1	For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
2	For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.
3	Net investment income (loss) per share is based on average shares outstanding during the period.
4	Excluding applicable sales charges
5	Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,				Year Ended April 30, 2005[2]

CLASS C		2008	2007	2006	2005[1]

Net asset value, beginning of period	$13.65	$17.93	$16.53	$15.79	$16.97	$17.35

Income from investment operations
Net investment income (loss)	0.09	0.14	0.13	0.12	0 [3]	0
Net realized and unrealized gains or losses on investments	(4.70)	(2.13)	1.93	1.18	1.08	(0.34)

Total from investment operations	(4.61)	(1.99)	2.06	1.30	1.08	(0.34)

Distributions to shareholders from
Net investment income	(0.08)	(0.14)	(0.13)	(0.11)	(0.03)	(0.04)
Net realized gains	(0.23)	(2.15)	(0.53)	(0.45)	(2.23)	0

Total distributions to shareholders	(0.31)	(2.29)	(0.66)	(0.56)	(2.26)	(0.04)

Net asset value, end of period	$8.73	$13.65	$17.93	$16.53	$15.79	$16.97

Total return[4]	(33.93)%	(12.58)%	12.65%	8.54%	7.37%	(1.97)%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,529	$1,890	$3,009	$1,617	$144	$1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.84%[5]	1.79%	1.79%	1.88%	2.16%[5]	1.85%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.97%[5]	1.86%	1.79%	1.90%	2.16%[5]	1.85%[5]
Net investment income (loss)	1.56%[5]	0.91%	0.70%	0.53%	(0.09)%[5]	(0.16)%[5]
Portfolio turnover rate	13%	45%	60%	55%	15%	54%

1	For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
2	For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.
3	Net investment income (loss) per share is based on average shares outstanding during the period.
4	Excluding applicable sales charges
5	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,				Year Ended April 30,

CLASS I		2008	2007	2006	2005[1]	2005[2]	2004[2]

Net asset value, beginning of period	$13.71	$18.01	$16.59	$15.81	$16.97	$16.14	$12.30

Income from investment operations
Net investment income (loss)	0.15	0.31	0.32	0.24	0.05	0.12	0.08
Net realized and unrealized gains or losses on investments	(4.73)	(2.15)	1.94	1.23	1.07	1.84 [3]	3.83

Total from investment operations	(4.58)	(1.84)	2.26	1.47	1.12	1.96	3.91

Distributions to shareholders from
Net investment income	(0.13)	(0.31)	(0.31)	(0.24)	(0.05)	(0.12)	(0.07)
Net realized gains	(0.23)	(2.15)	(0.53)	(0.45)	(2.23)	(1.01)	0

Total distributions to shareholders	(0.36)	(2.46)	(0.84)	(0.69)	(2.28)	(1.13)	(0.07)

Net asset value, end of period	$8.77	$13.71	$18.01	$16.59	$15.81	$16.97	$16.14

Total return	(33.60)%	(11.71)%	13.85%	9.66%	7.65%	12.10%	31.87%[4]

Ratios and supplemental data
Net assets, end of period (thousands)	$97,904	$235,108	$559,719	$673,865	$157,238	$157,107	$313,929
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.83%[5]	0.79%	0.79%	0.88%	0.91%[5]	0.99%	0.99%
Expenses excluding waivers/reimbursements and expense reductions	0.96%[5]	0.86%	0.79%	0.90%	0.91%[5]	1.20%	1.19%
Net investment income (loss)	2.57%[5]	1.93%	1.78%	1.45%	1.34%[5]	0.64%	0.54%
Portfolio turnover rate	13%	45%	60%	55%	15%	54%	33%

1	For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
2

Effective at the close of business March 18, 2005, the Fund acquired the net assets of SouthTrust Value Fund (“SouthTrust Fund”). SouthTrust Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to March 21, 2005 are those of SouthTrust Fund.

3

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

4	Excluding applicable sales charges applicable to SouthTrust Fund
5	Annualized

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS 97.5%
CONSUMER DISCRETIONARY 6.7%
Hotels, Restaurants & Leisure 1.7%
Darden Restaurants, Inc.	24,538	$643,386
McDonald’s Corp.	29,000	1,682,580

		2,325,966

Leisure Equipment & Products 0.6%
Hasbro, Inc.	35,165	848,532

Media 2.7%
DISH Network Corp., Class A *	37,556	482,219
Gannett Co., Inc.	41,056	236,893
Time Warner, Inc.	203,935	1,902,714
Viacom, Inc., Class B *	22,263	328,379
Walt Disney Co.	44,149	913,001

		3,863,206

Specialty Retail 1.1%
Home Depot, Inc.	23,339	502,489
Sherwin-Williams Co.	7,947	379,469
TJX Cos.	32,534	631,810

		1,513,768

Textiles, Apparel & Luxury Goods 0.6%
Nike, Inc., Class B	19,958	903,100

CONSUMER STAPLES 10.3%
Beverages 2.4%
Coca-Cola Co.	17,849	762,509
Coca-Cola Enterprises, Inc.	74,802	840,027
Molson Coors Brewing Co., Class B	24,696	994,508
Pepsi Bottling Group, Inc.	44,905	866,217

		3,463,261

Food & Staples Retailing 2.6%
CVS Caremark Corp.	19,650	528,192
Kroger Co.	21,978	494,505
Safeway, Inc.	47,958	1,027,740
Wal-Mart Stores, Inc.	34,818	1,640,624

		3,691,061

Food Products 1.3%
Archer Daniels Midland Co.	41,480	1,135,722
Bunge, Ltd.	16,925	726,760

		1,862,482

Household Products 2.9%
Procter & Gamble Co.	74,665	4,069,242

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Tobacco 1.1%
Altria Group, Inc.	61,799	$1,022,156
Philip Morris International, Inc.	14,249	529,350

		1,551,506

ENERGY 18.0%
Energy Equipment & Services 0.5%
Noble Corp.	28,107	763,105

Oil, Gas & Consumable Fuels 17.5%
Apache Corp.	20,408	1,530,600
Chevron Corp.	82,302	5,803,937
ConocoPhillips	72,513	3,446,543
Exxon Mobil Corp.	147,923	11,313,151
Marathon Oil Corp.	20,704	563,770
Noble Energy, Inc.	10,359	506,866
Valero Energy Corp.	67,042	1,617,053

		24,781,920

FINANCIALS 18.4%
Capital Markets 2.8%
Ameriprise Financial, Inc.	18,206	366,851
Bank of New York Mellon Corp.	34,034	876,035
BlackRock, Inc.	2,417	262,970
Goldman Sachs Group, Inc.	11,931	963,190
Morgan Stanley	34,667	701,313
State Street Corp.	22,712	528,508
TD Ameritrade Holding Corp. *	27,172	305,413

		4,004,280

Commercial Banks 4.3%
Bank of Hawaii Corp.	12,536	449,666
BB&T Corp.	33,314	659,284
Comerica, Inc.	19,035	317,123
Huntington Bancshares, Inc.	44,964	129,496
PNC Financial Services Group, Inc.	18,711	608,482
U.S. Bancorp	53,963	800,811
Wells Fargo & Co. °	168,543	3,185,463

		6,150,325

Consumer Finance 0.3%
American Express Co.	20,020	334,935

Diversified Financial Services 3.7%
Bank of America Corp.	176,063	1,158,494
Citigroup, Inc.	159,165	565,036
JPMorgan Chase & Co.	135,949	3,468,059

		5,191,589

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 5.8%
ACE, Ltd.	29,410	$1,284,041
Allstate Corp.	34,886	755,980
Arch Capital Group, Ltd. *	8,860	532,929
Chubb Corp.	38,810	1,652,530
Hartford Financial Services Group, Inc.	25,008	329,105
PartnerRe, Ltd.	13,157	862,178
Reinsurance Group of America, Inc.	19,773	704,512
Travelers Companies, Inc.	54,475	2,104,914

		8,226,189

Real Estate Investment Trusts (REITs) 1.3%
Hospitality Properties Trust	46,298	621,319
Host Hotels & Resorts, Inc.	72,116	387,984
HRPT Properties Trust	145,138	461,539
Simon Property Group, Inc.	9,585	411,963

		1,882,805

Thrifts & Mortgage Finance 0.2%
Hudson City Bancorp, Inc.	25,088	291,021

HEALTH CARE 14.4%
Biotechnology 0.9%
Amgen, Inc. *	24,209	1,327,864

Health Care Equipment & Supplies 0.7%
Baxter International, Inc.	15,630	916,699

Health Care Providers & Services 2.1%
CIGNA Corp.	26,960	468,026
McKesson Corp.	21,866	966,477
UnitedHealth Group, Inc.	20,500	580,765
WellPoint, Inc. *	24,463	1,013,991

		3,029,259

Life Sciences Tools & Services 0.9%
Life Technologies Corp. *	21,838	555,995
Thermo Fisher Scientific, Inc. *	21,589	775,693

		1,331,688

Pharmaceuticals 9.8%
Eli Lilly & Co.	43,432	1,599,166
Johnson & Johnson	82,180	4,740,964
Merck & Co., Inc.	86,335	2,464,865
Pfizer, Inc.	306,559	4,469,630
Wyeth	13,479	579,193

		13,853,818

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS 8.6%
Aerospace & Defense 3.4%
Boeing Co.	10,113	$427,881
General Dynamics Corp.	28,250	1,602,623
L-3 Communications Holdings, Inc.	17,362	1,371,945
Northrop Grumman Corp.	30,407	1,463,185

		4,865,634

Commercial Services & Supplies 0.2%
R.R. Donnelley & Sons Co.	30,881	301,399

Industrial Conglomerates 2.3%
General Electric Co.	224,470	2,722,821
Tyco International, Ltd.	22,341	469,608

		3,192,429

Machinery 1.3%
AGCO Corp.	15,801	336,246
Cummins, Inc.	19,998	479,552
Parker Hannifin Corp.	12,187	465,665
Timken Co.	39,625	590,016

		1,871,479

Professional Services 0.4%
Manpower, Inc.	16,424	467,427

Road & Rail 1.0%
Norfolk Southern Corp.	24,411	936,406
Ryder System, Inc.	15,011	507,071

		1,443,477

INFORMATION TECHNOLOGY 4.3%
Computers & Peripherals 1.7%
Hewlett-Packard Co.	22,254	773,327
International Business Machines Corp.	11,162	1,022,997
Lexmark International, Inc., Class A *	18,265	432,515
Seagate Technology, Inc.	28,684	108,712

		2,337,551

Electronic Equipment, Instruments & Components 0.1%
Jabil Circuit, Inc.	32,752	190,616

IT Services 1.0%
Accenture, Ltd., Class A	17,920	565,555
Computer Sciences Corp. *	23,989	883,755

		1,449,310

Office Electronics 0.3%
Xerox Corp.	64,648	429,263

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment 0.5%
Intel Corp.	29,684	$382,924
National Semiconductor Corp.	25,480	258,367

		641,291

Software 0.7%
Microsoft Corp.	19,975	341,573
Symantec Corp. *	44,607	683,825

		1,025,398

MATERIALS 2.3%
Chemicals 1.7%
Celanese Corp., Ser. A	31,540	335,901
E.I. DuPont de Nemours & Co.	27,119	622,652
Eastman Chemical Co.	22,130	574,274
Lubrizol Corp.	24,626	840,239

		2,373,066

Metals & Mining 0.6%
Freeport-McMoRan Copper & Gold, Inc.	12,646	317,921
Reliance Steel & Aluminum Co.	11,309	250,268
United States Steel Corp.	11,669	350,420

		918,609

TELECOMMUNICATION SERVICES 6.8%
Diversified Telecommunication Services 6.6%
AT&T, Inc.	222,391	5,475,266
Embarq Corp.	17,427	622,493
Verizon Communications, Inc.	108,878	3,252,186

		9,349,945

Wireless Telecommunication Services 0.2%
Sprint Nextel Corp.	104,883	254,865

UTILITIES 7.7%
Electric Utilities 3.1%
American Electric Power Co., Inc.	26,683	836,512
Duke Energy Corp.	43,495	658,949
Edison International	32,995	1,074,647
Entergy Corp.	11,915	909,830
Pepco Holdings, Inc.	52,074	927,438

		4,407,376

Gas Utilities 0.6%
ONEOK, Inc.	29,004	847,497

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Multi-Utilities 4.0%
CenterPoint Energy, Inc.	87,862	$1,175,593
CMS Energy Corp.	94,335	1,108,436
DTE Energy Co.	21,706	748,857
NiSource, Inc.	72,317	700,029
OGE Energy Corp.	41,070	1,013,608
Public Service Enterprise Group, Inc.	16,418	518,316
Xcel Energy, Inc.	26,182	483,320

		5,748,159

Total Common Stocks (cost $195,589,308)		138,292,412

	Principal Amount	Value

SHORT-TERM INVESTMENTS 0.6%
U.S. TREASURY OBLIGATION 0.4%
U.S. Treasury Bill, 0.13%, 06/18/2009 ß ƒ	$600,000	599,417

	Shares	Value

MUTUAL FUND SHARES 0.2%
Evergreen Institutional Money Market Fund, Class I, 0.84% q ø	301,989	301,989

Total Short-Term Investments (cost $901,694)		901,406

Total Investments (cost $196,491,002) 98.1%		139,193,818
Other Assets and Liabilities 1.9%		2,732,480

Net Assets 100.0%		$141,926,298

*	Non-income producing security
°

Investment in non-controlled affiliate. At January 31, 2009, the Fund invested in securities issued by Wells Fargo & Co. with a cost basis of $5,901,276 and earned $66,711 of income for the period from October 3, 2008 to January 31, 2009 which is included in income from affiliates.

ß	Rate shown represents the yield to maturity at date of purchase.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by sector as of January 31, 2009:

Financials	18.9%
Energy	18.5%
Health Care	14.8%
Consumer Staples	10.6%
Industrials	8.8%
Utilities	7.9%
Telecommunication Services	6.9%
Consumer Discretionary	6.8%
Information Technology	4.4%
Materials	2.4%

100.0%

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2009 (unaudited)

Assets
Investments in unaffiliated issuers, at value (cost $190,287,737)	$135,706,366
Investments in affiliated issuers, at value (cost $6,203,265)	3,487,452

Total investments	139,193,818
Receivable for securities sold	2,555,078
Receivable for Fund shares sold	135,546
Dividends receivable	408,913
Prepaid expenses and other assets	30,395

Total assets	142,323,750

Liabilities
Payable for Fund shares redeemed	259,310
Payable for daily variation margin on open futures contracts	80,864
Advisory fee payable	4,931
Distribution Plan expenses payable	1,176
Due to other related parties	1,545
Trustees’ fees and expenses payable	19,576
Printing and postage expenses payable	20,216
Accrued expenses and other liabilities	9,834

Total liabilities	397,452

Net assets	$141,926,298

Net assets represented by
Paid-in capital	$227,000,443
Undistributed net investment income	312,386
Accumulated net realized losses on investments	(28,057,259)
Net unrealized losses on investments	(57,329,272)

Total net assets	$141,926,298

Net assets consists of
Class A	$40,169,132
Class B	2,324,040
Class C	1,528,903
Class I	97,904,223

Total net assets	$141,926,298

Shares outstanding (unlimited number of shares authorized)
Class A	4,566,228
Class B	265,603
Class C	175,107
Class I	11,158,796

Net asset value per share
Class A	$8.80
Class A — Offering price (based on sales charge of 5.75%)	$9.34
Class B	$8.75
Class C	$8.73
Class I	$8.77

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2009 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $650)	$3,584,657
Income from affiliates	98,674
Interest	1,571

Total investment income	3,684,902

Expenses
Advisory fee	671,221
Distribution Plan expenses
Class A	67,420
Class B	16,067
Class C	8,103
Administrative services fee	108,262
Transfer agent fees	162,101
Trustees’ fees and expenses	2,102
Printing and postage expenses	19,683
Custodian and accounting fees	28,774
Registration and filing fees	28,536
Professional fees	18,848
Interest expense	796
Other	4,841

Total expenses	1,136,754
Less: Expense reductions	(423)
Fee waivers	(139,828)

Net expenses	996,503

Net investment income	2,688,399

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities
Unaffiliated issuers	(24,096,663)
Affiliated issuers	(238,472)
Futures contracts	(2,702,961)

Net realized losses on investments	(27,038,096)
Net change in unrealized gains or losses on investments	(62,770,691)

Net realized and unrealized gains or losses on investments	(89,808,787)

Net decrease in net assets resulting from operations	$(87,120,388)

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2009		Year Ended
	(unaudited)		July 31, 2008

Operations
Net investment income		$2,688,399		$9,315,836
Net realized gains or losses on investments		(27,038,096)		13,880,561
Net change in unrealized gains or losses on investments		(62,770,691)		(77,629,812)

Net decrease in net assets resulting from operations		(87,120,388)		(54,433,415)

Distributions to shareholders from
Net investment income
Class A		(570,134)		(1,548,355)
Class B		(20,516)		(52,915)
Class C		(10,912)		(21,690)
Class I		(1,861,105)		(7,843,115)
Net realized gains
Class A		(1,083,278)		(12,226,944)
Class B		(63,147)		(826,017)
Class C		(32,180)		(336,376)
Class I		(3,041,967)		(57,464,687)

Total distributions to shareholders		(6,683,239)		(80,320,099)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	222,541	2,280,938	461,548	7,165,283
Class B	39,390	412,578	41,416	655,946
Class C	73,066	710,370	25,766	384,364
Class I	1,008,320	9,957,459	3,051,843	47,693,159

		13,361,345		55,898,752

Net asset value of shares issued in reinvestment of distributions
Class A	162,058	1,575,217	847,532	13,310,442
Class B	8,023	75,860	48,272	753,503
Class C	3,601	33,896	17,281	269,244
Class I	173,186	1,686,703	2,058,467	32,299,829

		3,371,676		46,633,018

Automatic conversion of Class B shares to Class A shares
Class A	20,351	209,358	25,477	394,236
Class B	(20,459)	(209,358)	(25,615)	(394,236)

		0		0

Payment for shares redeemed
Class A	(920,355)	(10,067,376)	(2,871,834)	(46,374,577)
Class B	(72,922)	(784,712)	(160,552)	(2,468,652)
Class C	(39,990)	(416,877)	(72,445)	(1,111,591)
Class I	(7,166,821)	(80,857,210)	(19,041,647)	(296,219,010)

		(92,126,175)		(346,173,830)

Net decrease in net assets resulting from capital share transactions		(75,393,154)		(243,642,060)

Total decrease in net assets		(169,196,781)		(378,395,574)

See Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS continued

	Six Months Ended January 31, 2009	Year Ended
	(unaudited)	July 31, 2008

Net assets
Beginning of period	$311,123,079	$689,518,653

End of period	$141,926,298	$311,123,079

Undistributed net investment income	$312,386	$86,654

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Disciplined Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or

21

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Futures contracts

In order to gain exposure to, or protect against changes in, security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or

22

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an

23

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

annual fee starting at 0.62% and declining to 0.45% as average daily net assets increase. For the six months ended January 31, 2009, the advisory fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the six months ended January 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $139,828.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliates on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the six months ended January 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended January 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.

24

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the six months ended January 31, 2009, the Fund paid brokerage commissions of $1,499 to Wachovia Securities, LLC, a broker-dealer affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the six months ended January 31, 2009, EIS received $943 from the sale of Class A shares and $5,980, and $26 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. IN-KIND TRANSACTION

Effective at the close of business on March 14, 2008, the Fund distributed assets through an in-kind redemption. The number and value of Class I shares redeemed are reflected as payment for shares redeemed in the Statement of Changes in Net Assets for the year ended July 31, 2008. In the transaction, the Fund distributed securities with a market value of $68,256,543 and cash in the amount of $1,142,314. The Fund realized $780,043 of net capital losses resulting from the in-kind redemption. The Fund recognizes a gain or loss on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds or is less than the cost of those securities. Such gains and losses are not included in the taxable income of the Fund and were not required to be distributed to shareholders.

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $27,877,014 and $103,940,542, respectively, for the six months ended January 31, 2009.

On August 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based

25

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of January 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$139,193,818	$(32,088)
Level 2 – Other Significant Observable Inputs	0	0
Level 3 – Significant Unobservable Inputs	0	0

Total	$139,193,818	$(32,088)

*	Other financial instruments include futures transactions.

At January 31, 2009, the Fund had long futures contracts outstanding as follows:

		Initial
		Contract	Value at	Unrealized
Expiration	Contracts	Amount	January 31, 2009	Gain (Loss)

March 2009	16 S&P 500 Index	$3,322,088	$3,290,000	$(32,088)

On January 31, 2009, the aggregate cost of securities for federal income tax purposes was $197,579,145. The gross unrealized appreciation and depreciation on securities based on tax cost was $3,713,959 and $62,099,286, respectively, with a net unrealized depreciation of $58,385,327.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2009, the Fund did not participate in the interfund lending program.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

26

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata.

During the six months ended January 31, 2009, the Fund had average borrowings outstanding of $14,879 (on an annualized basis) at an average rate of 5.35% and paid interest of $796.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or

27

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

13. SUBSEQUENT DISTRIBUTIONS

On March 12, 2009, the Fund declared distributions from net investment income to shareholders of record on March 11, 2009. The per share amounts payable on March 13, 2009 were as follows:

Net Investment
Income

Class A	$0.0652
Class B	0.0492
Class C	0.0471
Class I	0.0704

These distributions are not reflected in the accompanying financial statements.

28

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On February 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider a number of proposals. On December 1, 2008, the record date for the meeting, the Fund had $156,973,167 of net assets outstanding of which $107,413,023 (68.43%) of net assets were represented at the meeting.

Proposal 1 — To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$105,687,397
Net assets voted “Against”	$583,125
Net assets voted “Abstain”	$1,142,501

29

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Disciplined Value Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees

30

ADDITIONAL INFORMATION (unaudited) continued

considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of

31

ADDITIONAL INFORMATION (unaudited) continued

services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts,

32

ADDITIONAL INFORMATION (unaudited) continued

and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund

33

ADDITIONAL INFORMATION (unaudited) continued

and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, and five-year periods ended December 31, 2007, the Fund’s Class I shares (the Fund’s oldest share class) had outperformed the Fund’s benchmark index, the Russell 1000 Value Index, and had outperformed a majority of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the ten-year period ended December 31, 2007, the Fund’s Class I shares had slightly underperformed the Fund’s benchmark index and had performed in the third quintile of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was near the average and the median of the management fees paid by the other

34

ADDITIONAL INFORMATION (unaudited) continued

mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’ investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together

35

ADDITIONAL INFORMATION (unaudited) continued

with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

•

Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

36

ADDITIONAL INFORMATION (unaudited) continued

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

37

This page left intentionally blank

38

This page left intentionally blank

39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

40

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

575709 rv3 03/2009

Evergreen Enhanced S&P 500® Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
25	NOTES TO FINANCIAL STATEMENTS
34	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

March 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Enhanced S&P 500® Fund for the six-month period ended January 31, 2009 (the “period”).

During the latter half of 2008, one of the worst periods in the history of the financial markets developed as the crises in housing and credit forced the economy into recession, and by extension, the financial markets fell into turmoil. While the U.S. economy held up relatively well in the first half of 2008, these gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. Meanwhile, home prices continued to fall and job losses persisted. Finally, September 2008 marked the crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”), enacted to purchase distressed mortgage-related securities, until the Treasury decided against it one month after TARP’s approval. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During the period, the management teams of Evergreen’s value-oriented equity funds tended to emphasize investments in attractively priced and fundamentally sound corporations. The portfolio manager of Evergreen Disciplined Value Fund, for example, used a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities. The manager of Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500® Index, using a proprietary process to control trading and implementation costs. Management of Evergreen Equity Income Fund emphasized companies they believe have the ability to maintain and increase their dividends to shareholders. The management of Evergreen Fundamental Large Cap Fund focused on larger corporations with stable earnings

LETTER TO SHAREHOLDERS continued

growth records while the management of Evergreen Fundamental Mid Cap Value Fund emphasized mid-sized companies selling at what the management believed to be reasonable valuations. The team managing Evergreen Intrinsic Value Fund sought out investments in established companies selling at stock prices below the managers’ estimate of the company’s intrinsic value. Meanwhile, the management of Evergreen Special Values Fund focused on higher-quality companies believed to have reasonable prices and strong balance sheets, and the management of Evergreen Small Cap Value Fund sought to invest in small companies of sound quality at attractive prices.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

FUND AT A GLANCE

as of January 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 12/31/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 2/28/1990

	Class A	Class B	Class C	Class I	Class IS
Class inception date	2/28/1990	11/7/1997	6/30/1999	2/21/1995	6/30/2000

Nasdaq symbol	EVSAX	EVSBX	EVSTX	EVSYX	EVSSX

6-month return with sales charge	-36.06%	-36.31%	-33.74%	N/A	N/A

6-month return w/o sales charge	-32.86%	-33.12%	-33.11%	-32.79%	-32.91%

Average annual return*

1-year with sales charge	-39.83%	-40.26%	-37.85%	N/A	N/A

1-year w/o sales charge	-36.82%	-37.28%	-37.25%	-36.67%	-36.84%

5-year	-3.76%	-3.86%	-3.53%	-2.57%	-2.83%

10-year	-2.62%	-2.88%	-2.84%	-1.89%	-2.14%

Maximum sales charge	4.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes C and IS prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Class C have not been adjusted to reflect the effect of its 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Returns reflect expense limits previously in effect, without which returns would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Enhanced S&P 500® Fund Class A shares versus a similar investment in the S&P 500® Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

An index fund cannot modify its investment strategy to respond to changes in the economy, may be particularly susceptible to general market declines, may not track its benchmark perfectly and may have lower returns than its benchmark index due to fees and expenses.

“Standard & Poor’s,” “S&P,” “S&P 500,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of January 31, 2009, and subject to change.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2008 to January 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	8/1/2008	1/31/2009	During Period*

Actual
Class A	$1,000.00	$ 671.41	$4.17
Class B	$1,000.00	$ 668.81	$7.32
Class C	$1,000.00	$ 668.94	$7.32
Class I	$1,000.00	$ 672.06	$3.08
Class IS	$1,000.00	$ 670.94	$4.17
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,020.21	$5.04
Class B	$1,000.00	$1,016.43	$8.84
Class C	$1,000.00	$1,016.43	$8.84
Class I	$1,000.00	$1,021.53	$3.72
Class IS	$1,000.00	$1,020.21	$5.04

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.99% for Class A, 1.74% for Class B, 1.74% for Class C, 0.73% for Class I and 0.99% for Class IS), multiplied by the average account value over the period, multiplied by 184 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008[1]	Year Ended September 30,

CLASS A			2007	2006	2005	2004	2003

Net asset value, beginning of period	$14.40	$18.97	$17.09	$15.56	$13.56	$11.93	$9.70

Income from investment operations
Net investment income (loss)	0.10	0.14	0.18	0.19	0.12 [2]	0.07	0.05 [2]
Net realized and unrealized gains or losses on investments	(4.80)	(2.58)	2.48	1.53	2.02	1.62	2.23

Total from investment operations	(4.70)	(2.44)	2.66	1.72	2.14	1.69	2.28

Distributions to shareholders from
Net investment income	(0.09)	(0.14)	(0.18)	(0.19)	(0.14)	(0.06)	(0.05)
Net realized gains	(0.41)	(1.99)	(0.60)	0	0	0	0

Total distributions to shareholders	(0.50)	(2.13)	(0.78)	(0.19)	(0.14)	(0.06)	(0.05)

Net asset value, end of period	$9.20	$14.40	$18.97	$17.09	$15.56	$13.56	$11.93

Total return[3]	(32.86)%	(14.06)%	15.98%	11.13%	15.86%	14.16%	23.61%

Ratios and supplemental data
Net assets, end of period (thousands)	$209,727	$348,350	$513,074	$115,630	$100,728	$51,209	$40,373
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.99%[4]	0.94%[4]	0.89%	0.81%	1.11%	1.15%	1.12%
Expenses excluding waivers/reimbursements and expense reductions	0.99%[4]	0.94%[4]	0.89%	0.82%	1.15%	1.17%	1.22%
Net investment income (loss)	1.74%[4]	1.12%[4]	0.92%	1.20%	0.83%	0.47%	0.47%
Portfolio turnover rate	12%	29%	71%	52%	38%	54%	49%

1	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008[1]	Year Ended September 30,

CLASS B			2007	2006	2005	2004	2003

Net asset value, beginning of period	$13.68	$18.13	$16.36	$14.90	$13.01	$11.48	$9.36

Income from investment operations
Net investment income (loss)	0.06 [2]	0.05 [2]	0.04 [2]	0.07 [2]	0 [2]	(0.04)	(0.03)[2]
Net realized and unrealized gains or losses on investments	(4.57)	(2.46)	2.37	1.47	1.95	1.57	2.15

Total from investment operations	(4.51)	(2.41)	2.41	1.54	1.95	1.53	2.12

Distributions to shareholders from
Net investment income	(0.04)	(0.05)	(0.04)	(0.08)	(0.06)	0 [3]	0
Net realized gains	(0.41)	(1.99)	(0.60)	0	0	0	0

Total distributions to shareholders	(0.45)	(2.04)	(0.64)	(0.08)	(0.06)	0	0

Net asset value, end of period	$8.72	$13.68	$18.13	$16.36	$14.90	$13.01	$11.48

Total return[4]	(33.12)%	(14.60)%	15.05%	10.34%	15.03%	13.34%	22.68%

Ratios and supplemental data
Net assets, end of period (thousands)	$6,738	$11,935	$23,630	$29,352	$55,071	$11,177	$10,211
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.74%[5]	1.69%[5]	1.62%	1.57%	1.81%	1.85%	1.85%
Expenses excluding waivers/reimbursements and expense reductions	1.74%[5]	1.69%[5]	1.62%	1.58%	1.85%	1.87%	1.94%
Net investment income (loss)	0.99%[5]	0.37%[5]	0.25%	0.46%	0.00%	(0.24)%	(0.25)%
Portfolio turnover rate	12%	29%	71%	52%	38%	54%	49%

1	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Amount represents less than $0.005 per share.
4	Excluding applicable sales charges
5	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008[1]	Year Ended September 30,

CLASS C			2007	2006	2005	2004	2003

Net asset value, beginning of period	$13.95	$18.45	$16.64	$15.17	$13.24	$11.69	$9.53

Income from investment operations
Net investment income (loss)	0.06	0.05	0.04 [2]	0.07 [2]	0.01 [2]	(0.03)[2]	(0.02)[2]
Net realized and unrealized gains or losses on investments	(4.66)	(2.51)	2.42	1.49	1.98	1.58	2.18

Total from investment operations	(4.60)	(2.46)	2.46	1.56	1.99	1.55	2.16

Distributions to shareholders from
Net investment income	(0.04)	(0.05)	(0.05)	(0.09)	(0.06)	0 [3]	0
Net realized gains	(0.41)	(1.99)	(0.60)	0	0	0	0

Total distributions to shareholders	(0.45)	(2.04)	(0.65)	(0.09)	(0.06)	0	0

Net asset value, end of period	$8.90	$13.95	$18.45	$16.64	$15.17	$13.24	$11.69

Total return[4]	(33.11)%	(14.58)%	15.10%	10.29%	15.08%	13.27%	22.67%

Ratios and supplemental data
Net assets, end of period (thousands)	$9,847	$10,409	$12,331	$7,944	$6,003	$2,518	$460
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.74%[5]	1.69%[5]	1.63%	1.55%	1.81%	1.84%	1.85%
Expenses excluding waivers/reimbursements and expense reductions	1.74%[5]	1.69%[5]	1.63%	1.56%	1.85%	1.86%	1.94%
Net investment income (loss)	0.98%[5]	0.36%[5]	0.24%	0.45%	0.09%	(0.24)%	(0.21)%
Portfolio turnover rate	12%	29%	71%	52%	38%	54%	49%

1	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Amount represents less than $0.005 per share.
4	Excluding applicable sales charges
5	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008[1]	Year Ended September 30,

CLASS I			2007	2006	2005	2004	2003

Net asset value, beginning of period	$14.48	$19.06	$17.16	$15.62	$13.61	$11.99	$9.74

Income from investment operations
Net investment income (loss)	0.13	0.19	0.23	0.24	0.18	0.10	0.08 [2]
Net realized and unrealized gains or losses on investments	(4.84)	(2.61)	2.49	1.53	2.01	1.62	2.25

Total from investment operations	(4.71)	(2.42)	2.72	1.77	2.19	1.72	2.33

Distributions to shareholders from
Net investment income	(0.11)	(0.17)	(0.22)	(0.23)	(0.18)	(0.10)	(0.08)
Net realized gains	(0.41)	(1.99)	(0.60)	0	0	0	0

Total distributions to shareholders	(0.52)	(2.16)	(0.82)	(0.23)	(0.18)	(0.10)	(0.08)

Net asset value, end of period	$9.25	$14.48	$19.06	$17.16	$15.62	$13.61	$11.99

Total return	(32.79)%	(13.89)%	16.28%	11.44%	16.19%	14.40%	24.04%

Ratios and supplemental data
Net assets, end of period (thousands)	$487,965	$942,112	$1,592,166	$1,722,790	$1,432,963	$1,455,039	$528,160
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.73%[3]	0.69%[3]	0.62%	0.55%	0.80%	0.84%	0.85%
Expenses excluding waivers/reimbursements and expense reductions	0.73%[3]	0.69%[3]	0.62%	0.56%	0.84%	0.86%	0.94%
Net investment income (loss)	2.00%[3]	1.36%[3]	1.25%	1.45%	1.23%	0.76%	0.76%
Portfolio turnover rate	12%	29%	71%	52%	38%	54%	49%

1	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008[1]	Year Ended September 30,

CLASS IS			2007	2006	2005	2004	2003

Net asset value, beginning of period	$14.41	$18.99	$17.10	$15.57	$13.57	$11.93	$9.70

Income from investment operations
Net investment income (loss)	0.10	0.15	0.18	0.20	0.15[2]	0.07	0.05 [2]
Net realized and unrealized gains or losses on investments	(4.81)	(2.59)	2.49	1.52	2.00	1.63	2.24

Total from investment operations	(4.71)	(2.44)	2.67	1.72	2.15	1.70	2.29

Distributions to shareholders from
Net investment income	(0.09)	(0.15)	(0.18)	(0.19)	(0.15)	(0.06)	(0.06)
Net realized gains	(0.41)	(1.99)	(0.60)	0	0	0	0

Total distributions to shareholders	(0.50)	(2.14)	(0.78)	(0.19)	(0.15)	(0.06)	(0.06)

Net asset value, end of period	$9.20	$14.41	$18.99	$17.10	$15.57	$13.57	$11.93

Total return	(32.91)%	(14.03)%	15.92%	11.13%	15.89%	14.23%	23.64%

Ratios and supplemental data
Net assets, end of period (thousands)	$29,876	$49,125	$68,154	$68,764	$75,019	$80,111	$915
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.99%[3]	0.94%[3]	0.87%	0.80%	1.05%	1.08%	1.10%
Expenses excluding waivers/reimbursements and expense reductions	0.99%[3]	0.94%[3]	0.87%	0.81%	1.09%	1.10%	1.19%
Net investment income (loss)	1.74%[3]	1.12%[3]	1.00%	1.21%	0.99%	0.51%	0.49%
Portfolio turnover rate	12%	29%	71%	52%	38%	54%	49%

1	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS 97.9%
CONSUMER DISCRETIONARY 7.0%
Hotels, Restaurants & Leisure 1.4%
Darden Restaurants, Inc.	123,235	$3,231,222
McDonald’s Corp.	120,628	6,998,836

		10,230,058

Internet & Catalog Retail 0.4%
Amazon.com, Inc. * ρ	49,773	2,927,648

Leisure Equipment & Products 0.6%
Hasbro, Inc.	186,044	4,489,242

Media 2.4%
DIRECTV Group, Inc. * ρ	185,611	4,064,881
Time Warner, Inc.	831,961	7,762,196
Viacom, Inc., Class B *	189,560	2,796,010
Walt Disney Co.	165,655	3,425,745

		18,048,832

Specialty Retail 1.4%
AutoZone, Inc. * ρ	21,882	2,907,899
Home Depot, Inc.	121,952	2,625,626
Sherwin-Williams Co.	41,385	1,976,134
TJX Cos. ρ	168,733	3,276,795

		10,786,454

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc. *	111,428	1,626,849
Nike, Inc., Class B	92,020	4,163,905

		5,790,754

CONSUMER STAPLES 13.8%
Beverages 3.5%
Coca-Cola Co.	192,151	8,208,691
Coca-Cola Enterprises, Inc.	350,372	3,934,677
Molson Coors Brewing Co., Class B	115,417	4,647,843
Pepsi Bottling Group, Inc.	251,765	4,856,547
PepsiCo, Inc.	91,169	4,579,419

		26,227,177

Food & Staples Retailing 4.2%
CVS Caremark Corp.	265,115	7,126,291
Kroger Co. ρ	224,701	5,055,773
Safeway, Inc.	120,789	2,588,508
Wal-Mart Stores, Inc. ρ	349,912	16,487,853

		31,258,425

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 1.2%
Archer Daniels Midland Co. ρ	217,652	$5,959,312
Bunge, Ltd. ρ	74,816	3,212,599

		9,171,911

Household Products 2.9%
Procter & Gamble Co. ρ	387,025	21,092,862

Tobacco 2.0%
Altria Group, Inc.	346,024	5,723,237
Philip Morris International, Inc.	248,827	9,243,923

		14,967,160

ENERGY 14.2%
Energy Equipment & Services 1.6%
ENSCO International, Inc. ρ	144,068	3,941,700
National Oilwell Varco, Inc. *	60,123	1,589,652
Noble Corp. ρ	189,277	5,138,871
Schlumberger, Ltd.	21,690	885,169

		11,555,392

Oil, Gas & Consumable Fuels 12.6%
Apache Corp.	85,997	6,449,775
Chevron Corp.	259,961	18,332,450
ConocoPhillips	260,913	12,401,195
Exxon Mobil Corp.	534,431	40,873,283
Noble Energy, Inc.	64,235	3,143,018
Occidental Petroleum Corp.	100,816	5,499,513
Valero Energy Corp. ρ	296,331	7,147,504

		93,846,738

FINANCIALS 10.1%
Capital Markets 2.1%
Ameriprise Financial, Inc.	83,717	1,686,898
Bank of New York Mellon Corp.	140,061	3,605,170
BlackRock, Inc.	12,533	1,363,590
Goldman Sachs Group, Inc.	35,559	2,870,678
Morgan Stanley	69,583	1,407,664
State Street Corp.	117,614	2,736,878
TD Ameritrade Holding Corp. * ρ	140,813	1,582,738

		15,253,616

Commercial Banks 2.3%
Bank of Hawaii Corp.	32,414	1,162,690
BB&T Corp. ρ	115,059	2,277,018
Comerica, Inc.	75,130	1,251,666

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks continued
U.S. Bancorp ρ	110,535	$1,640,339
Wells Fargo & Co. ρ °	560,228	10,588,309

		16,920,022

Consumer Finance 0.2%
American Express Co.	104,612	1,750,159

Diversified Financial Services 2.3%
Bank of America Corp.	573,074	3,770,827
Citigroup, Inc.	369,850	1,312,967
IntercontinentalExchange, Inc. *	27,733	1,578,840
JPMorgan Chase & Co.	415,052	10,587,977

		17,250,611

Insurance 2.6%
ACE, Ltd.	135,810	5,929,465
Allstate Corp.	102,468	2,220,481
Arch Capital Group, Ltd. *	59,532	3,580,850
Reinsurance Group of America, Inc.	1	36
Travelers Companies, Inc.	205,256	7,931,092

		19,661,924

Real Estate Investment Trusts (REITs) 0.4%
HRPT Properties Trust	473,333	1,505,199
Simon Property Group, Inc. ρ	41,388	1,778,856

		3,284,055

Thrifts & Mortgage Finance 0.2%
Hudson City Bancorp, Inc.	109,244	1,267,230

HEALTH CARE 16.4%
Biotechnology 2.6%
Amgen, Inc. *	223,501	12,259,030
Biogen Idec, Inc. *	73,140	3,558,261
Genzyme Corp. *	48,853	3,366,949

		19,184,240

Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	131,807	7,730,480
St. Jude Medical, Inc. *	165,243	6,009,888
Zimmer Holdings, Inc. *	36,964	1,345,490

		15,085,858

Health Care Providers & Services 2.4%
McKesson Corp.	129,566	5,726,817
UnitedHealth Group, Inc.	195,685	5,543,756
WellPoint, Inc. *	152,909	6,338,078

		17,608,651

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Life Sciences Tools & Services 0.7%
Thermo Fisher Scientific, Inc.	153,301	$5,508,105

Pharmaceuticals 8.7%
Abbott Laboratories	67,031	3,716,198
Eli Lilly & Co.	229,123	8,436,309
Forest Laboratories, Inc. *	112,328	2,812,693
Johnson & Johnson ρ	370,652	21,382,914
Merck & Co., Inc.	301,936	8,620,273
Pfizer, Inc.	1,053,498	15,360,001
Wyeth	105,065	4,514,643

		64,843,031

INDUSTRIALS 9.2%
Aerospace & Defense 4.6%
Boeing Co.	61,199	2,589,330
General Dynamics Corp. ρ	123,711	7,018,125
Goodrich Corp.	53,277	2,059,689
Honeywell International, Inc. ρ	104,523	3,429,399
L-3 Communications Holdings, Inc.	75,089	5,933,533
Lockheed Martin Corp.	36,235	2,972,719
Northrop Grumman Corp.	134,108	6,453,277
United Technologies Corp.	82,498	3,959,079

		34,415,151

Commercial Services & Supplies 0.2%
R.R. Donnelley & Sons Co.	140,042	1,366,810

Industrial Conglomerates 1.7%
General Electric Co. ρ	892,353	10,824,242
Tyco International, Ltd.	84,254	1,771,019

		12,595,261

Machinery 1.1%
AGCO Corp. *	65,817	1,400,586
Cummins, Inc.	106,435	2,552,311
Parker Hannifin Corp.	115,395	4,409,243

		8,362,140

Professional Services 0.2%
Manpower, Inc.	42,987	1,223,410

Road & Rail 1.4%
CSX Corp.	91,203	2,641,239
Norfolk Southern Corp.	152,672	5,856,498
Ryder System, Inc.	52,346	1,768,248

		10,265,985

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 16.6%
Communications Equipment 1.3%
Cisco Systems, Inc. * ρ	469,020	$7,021,229
QUALCOMM, Inc.	79,838	2,758,403

		9,779,632

Computers & Peripherals 5.8%
Apple, Inc.	78,328	7,059,703
Hewlett-Packard Co.	364,306	12,659,633
International Business Machines Corp.	201,376	18,456,110
Lexmark International, Inc., Class A *	131,028	3,102,743
Seagate Technology, Inc.	168,043	636,883
Western Digital Corp. *	102,825	1,509,471

		43,424,543

Electronic Equipment, Instruments & Components 0.2%
Jabil Circuit, Inc.	224,050	1,303,971

Internet Software & Services 1.2%
eBay, Inc. *	155,739	1,871,983
Google, Inc., Class A *	19,764	6,690,707

		8,562,690

IT Services 1.5%
Accenture, Ltd., Class A	154,234	4,867,625
Affiliated Computer Services, Inc., Class A *	71,840	3,294,583
Computer Sciences Corp. * ρ	84,849	3,125,837

		11,288,045

Office Electronics 0.2%
Xerox Corp.	189,136	1,255,863

Semiconductors & Semiconductor Equipment 1.9%
Intel Corp. ρ	698,286	9,007,889
LSI Corp. *	740,001	2,353,203
National Semiconductor Corp.	132,105	1,339,545
Texas Instruments, Inc.	108,289	1,618,921

		14,319,558

Software 4.5%
Adobe Systems, Inc. *	135,051	2,607,835
Microsoft Corp.	959,981	16,415,675
Oracle Corp. *	699,146	11,766,627
Symantec Corp. *	195,421	2,995,804

		33,785,941

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
MATERIALS 2.3%
Chemicals 1.8%
Dow Chemical Co.	241,489	$2,798,857
E.I. DuPont de Nemours & Co.	59,007	1,354,801
Eastman Chemical Co.	73,698	1,912,463
Lubrizol Corp.	130,710	4,459,825
Monsanto Co. ρ	36,948	2,810,265

		13,336,211

Metals & Mining 0.5%
Freeport-McMoRan Copper & Gold, Inc.	55,629	1,398,513
Reliance Steel & Aluminum Co.	49,097	1,086,517
United States Steel Corp.	47,380	1,422,821

		3,907,851

TELECOMMUNICATION SERVICES 4.1%
Diversified Telecommunication Services 3.9%
AT&T, Inc. ρ	692,284	17,044,032
Verizon Communications, Inc. ρ	400,953	11,976,466

		29,020,498

Wireless Telecommunication Services 0.2%
Sprint Nextel Corp.	415,728	1,010,219

UTILITIES 4.2%
Electric Utilities 2.5%
American Electric Power Co., Inc.	179,822	5,637,420
Duke Energy Corp. ρ	106,092	1,607,294
Edison International ρ	196,376	6,395,966
Entergy Corp.	66,411	5,071,144

		18,711,824

Multi-Utilities 1.7%
CenterPoint Energy, Inc.	529,606	7,086,128
NiSource, Inc. ρ	355,712	3,443,292
Xcel Energy, Inc.	119,255	2,201,448

		12,730,868

Total Common Stocks (cost $802,515,560)		728,676,626

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS 12.7%
U.S. TREASURY OBLIGATIONS 0.4%
U.S. Treasury Bills:
0.10%, 02/19/2009 ƒ ß	$250,000	249,987
0.13%, 06/18/2009 ƒ ß	400,000	399,612

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS continued
U.S. TREASURY OBLIGATIONS continued
U.S. Treasury Bills:
0.14%, 04/30/2009 ƒ ß	$1,600,000	$1,599,146
0.30%, 02/05/2009 ƒ ß	1,000,000	999,997

		3,248,742

	Shares	Value

MUTUAL FUND SHARES 12.3%
BGI Prime Money Market Fund, Premium Shares, 0.52% q ρρ	7,028,632	7,028,632
BlackRock Liquidity TempFund, Institutional Class, 1.30% q ρρ	7,106,306	7,106,306
Evergreen Institutional Money Market Fund, Class I, 0.84% q ø ρρ	70,110,875	70,110,875
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.57% q ρρ	6,898,790	6,898,790

		91,144,603

Total Short-Term Investments (cost $94,393,824)		94,393,345

Total Investments (cost $896,909,384) 110.6%		823,069,971
Other Assets and Liabilities (10.6%)		(78,917,803)

Net Assets 100.0%		$744,152,168

*	Non-income producing security
ρ	All or a portion of this security is on loan.
°

Investment in non-controlled affiliate. At January 31, 2009, the Fund invested in securities issued by Wells Fargo & Co. with a cost basis of $19,986,027 and earned $208,121 of income for the period from October 3, 2008 to January 31, 2009 which is included in income from affiliates.

ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
ß	Rate shown represents the yield to maturity at date of purchase.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by sector as of January 31, 2009:

Information Technology	17.0%
Health Care	16.7%
Energy	14.5%
Consumer Staples	14.1%
Financials	10.3%
Industrials	9.4%
Consumer Discretionary	7.2%
Utilities	4.3%
Telecommunication Services	4.1%
Materials	2.4%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2009 (unaudited)

Assets
Investments in unaffiliated issuers, at value (cost $806,812,482) including $75,385,181 of securities loaned	$742,370,787
Investments in affiliated issuers, at value (cost $90,096,902)	80,699,184

Total investments	823,069,971
Segregated cash	14,732
Receivable for Fund shares sold	937,269
Dividends receivable	1,393,832
Receivable for securities lending income	87,322
Prepaid expenses and other assets	28,933

Total assets	825,532,059

Liabilities
Payable for Fund shares redeemed	797,178
Payable for securities on loan	80,056,358
Payable for daily variation margin on open futures contracts	347,103
Advisory fee payable	28,149
Distribution Plan expenses payable	6,433
Due to other related parties	6,662
Accrued expenses and other liabilities	138,008

Total liabilities	81,379,891

Net assets	$744,152,168

Net assets represented by
Paid-in capital	$967,191,780
Undistributed net investment income	922,575
Accumulated net realized losses on investments	(149,875,830)
Net unrealized losses on investments	(74,086,357)

Total net assets	$744,152,168

Net assets consists of
Class A	$209,726,763
Class B	6,737,682
Class C	9,846,963
Class I	487,965,024
Class IS	29,875,736

Total net assets	$744,152,168

Shares outstanding (unlimited number of shares authorized)
Class A	22,802,702
Class B	772,676
Class C	1,106,402
Class I	52,752,013
Class IS	3,246,013

Net asset value per share
Class A	$9.20
Class A — Offering price (based on sales charge of 4.75%)	$9.66
Class B	$8.72
Class C	$8.90
Class I	$9.25
Class IS	$9.20

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2009 (unaudited)

Investment income
Dividends	$13,043,377
Securities lending	474,177
Income from affiliates	320,970
Interest	7,839

Total investment income	13,846,363

Expenses
Advisory fee	2,283,553
Distribution Plan expenses
Class A	340,271
Class B	44,547
Class C	47,689
Class IS	48,236
Administrative services fee	507,456
Transfer agent fees	581,230
Trustees’ fees and expenses	10,234
Printing and postage expenses	65,714
Custodian and accounting fees	125,355
Registration and filing fees	47,624
Professional fees	36,001
Interest expense	1,317
Other	70,973

Total expenses	4,210,200
Less: Expense reductions	(1,921)
Fee waivers	(425)

Net expenses	4,207,854

Net investment income	9,638,509

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities
Unaffiliated issuers	(63,082,993)
Affiliated issuers	(638,109)
Futures contracts	(5,102,649)

Net realized losses on investments	(68,823,751)
Net change in unrealized gains or losses on investments	(344,515,550)

Net realized and unrealized gains or losses on investments	(413,339,301)

Net decrease in net assets resulting from operations	$(403,700,792)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31, 2008 (a)

Operations
Net investment income		$9,638,509		$18,365,871
Net realized gains or losses on investments		(68,823,751)		61,380,693
Net change in unrealized gains or losses on investments		(344,515,550)		(339,176,306)

Net decrease in net assets resulting from operations		(403,700,792)		(259,429,742)

Distributions to shareholders from
Net investment income
Class A		(2,096,218)		(3,878,326)
Class B		(31,605)		(51,813)
Class C		(39,798)		(39,440)
Class I		(6,151,474)		(13,019,753)
Class IS		(297,285)		(554,873)
Net realized gains
Class A		(9,171,367)		(51,305,752)
Class B		(307,953)		(2,370,573)
Class C		(360,597)		(1,265,357)
Class I		(22,526,507)		(157,887,576)
Class IS		(1,299,464)		(6,975,858)

Total distributions to shareholders		(42,282,268)		(237,349,321)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	1,800,462	20,027,933	1,158,197	18,754,170
Class B	99,684	1,006,050	96,782	1,462,758
Class C	560,214	5,498,061	190,880	2,897,212
Class I	4,054,069	44,061,345	7,586,455	120,931,280
Class IS	24,199	270,666	25,123	410,176

		70,864,055		144,455,596

Net asset value of shares issued in reinvestment of distributions
Class A	1,074,876	10,563,170	3,250,280	52,985,687
Class B	32,676	298,470	143,987	2,233,451
Class C	23,126	215,520	51,778	818,705
Class I	1,265,091	12,516,636	5,506,367	90,363,687
Class IS	143,521	1,409,231	404,270	6,592,364

		25,003,027		152,993,894

Automatic conversion of Class B shares to Class A shares
Class A	99,844	1,167,718	343,489	5,513,467
Class B	(105,189)	(1,167,718)	(361,172)	(5,513,467)

		0		0

Payment for shares redeemed
Class A	(4,366,620)	(49,430,764)	(7,606,840)	(121,519,827)
Class B	(126,931)	(1,361,869)	(310,366)	(4,697,348)
Class C	(223,388)	(2,229,707)	(164,595)	(2,600,768)
Class I	(17,639,524)	(210,883,296)	(31,568,968)	(509,783,011)
Class IS	(331,411)	(3,756,932)	(609,574)	(9,494,311)

		(267,662,568)		(648,095,265)

(a)	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008 (a)

Capital share transactions continued
Net decrease in net assets resulting from capital share transactions	$(171,795,486)	$(350,645,775)

Total decrease in net assets	(617,778,546)	(847,424,838)
Net assets
Beginning of period	1,361,930,714	2,209,355,552

End of period	$744,152,168	$1,361,930,714

Undistributed (overdistributed) net investment income	$922,575	$(99,554)

(a)	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended September 30, 2007

Operations
Net investment income		$24,666,231
Net realized gains on investments		317,472,821
Net change in unrealized gains or losses on investments		(58,186,121)

Net increase in net assets resulting from operations		283,952,931

Distributions to shareholders from
Net investment income
Class A		(3,348,628)
Class B		(59,143)
Class C		(25,804)
Class I		(20,692,940)
Class IS		(665,003)
Net realized gains
Class A		(4,070,673)
Class B		(1,044,861)
Class C		(307,085)
Class I		(58,268,660)
Class IS		(2,358,668)

Total distributions to shareholders		(90,841,465)

	Shares

Capital share transactions
Proceeds from shares sold
Class A	2,285,129	42,144,543
Class B	215,470	3,744,929
Class C	271,740	4,788,660
Class I	15,094,476	280,114,830
Class IS	39,036	714,883

		331,507,845

Net asset value of shares issued in reinvestment of distributions
Class A	386,349	6,959,436
Class B	61,800	1,038,276
Class C	12,516	214,218
Class I	2,001,115	35,605,091
Class IS	144,674	2,563,336

		46,380,357

Automatic conversion of Class B shares to Class A shares
Class A	360,217	6,538,358
Class B	(377,148)	(6,538,358)

		0

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended September 30, 2007

	Shares

Capital share transactions continued
Payment for shares redeemed
Class A	(10,014,036)	$(188,221,519)
Class B	(391,453)	(6,795,099)
Class C	(93,304)	(1,649,230)
Class I	(33,929,502)	(622,568,556)
Class IS	(615,247)	(11,201,450)

		(830,435,854)

Net asset value of shares issued in acquisition
Class A	27,266,273	524,311,277

Net increase in net assets resulting from capital share transactions		71,763,625

Total increase in net assets		264,875,091
Net assets
Beginning of period		1,944,480,461

End of period		$2,209,355,552

Overdistributed net investment income		$(1,061,550)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Enhanced S&P 500® (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class IS shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Futures contracts

In order to gain exposure to, or protect against changes in, security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Options

The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend.

g. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid a base monthly management fee at an annual rate of 0.30% which could be adjusted up to a maximum annual rate of 0.45% or down to a minimum annual rate of 0.15%, depending on the Fund’s performance against the S&P 500. For the six months ended January 31, 2009, the advisory fee was equivalent to an annual rate of 0.45% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the six months ended January 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $425.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliates on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the six months ended January 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended January 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.11% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 6).

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for each of Class A and Class IS shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A and Class IS shares are limited to 0.25% of the average daily net assets of each class.

For the six months ended January 31, 2009, EIS received $890 from the sale of Class A shares and $8,607 and $2,117 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. ACQUISITIONS

Effective at the close of business on May 18, 2007, the Fund acquired the net assets of Atlas Growth Opportunities Fund in a tax-free exchange for Class A shares of the Fund. Shares were issued to shareholders of Atlas Growth Opportunities Fund at an exchange ratio of 1.33 for Class A shares of the Fund. On the same date, the Fund also acquired the net assets of Atlas Strategic Growth Fund in a tax-free exchange for Class A shares of the Fund. Shares were issued to shareholders of Atlas Strategic Growth Fund at an exchange ratio of 0.81 for Class A shares of the Fund. The aggregate net assets of the Fund immediately prior to the acquisitions were $2,009,952,035.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The value of net assets acquired, unrealized appreciation acquired and number of shares issued were as follows:

	Value of
	Net Assets	Unrealized	Number of
Acquired Fund	Acquired	Appreciation	Shares Issued

Atlas Growth Opportunities Fund	$434,721,074	$98,150,126	22,607,238	Class A
Atlas Strategic Growth Fund	89,590,203	15,433,119	4,659,035	Class A

The aggregate net assets of the Fund immediately after these acquisitions were $2,534,263,312.

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $125,283,568 and $332,535,620, respectively, for the six months ended January 31, 2009.

On August 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of January 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1 – Quoted Prices	$823,069,971	$(246,944)
Level 2 – Other Significant Observable Inputs	0	0
Level 3 – Significant Unobservable Inputs	0	0

Total	$823,069,971	$(246,944)

*	Other financial instruments include futures transactions.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

At January 31, 2009, the Fund had long futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at January 31, 2009	Unrealized Gain (Loss)

March 2009	67 S&P 500 Index Futures	$14,023,819	$13,776,875	$(246,944)

During the six months ended January 31, 2009, the Fund loaned securities to certain brokers and earned $474,177, net of $53,795 paid to Wachovia Global Securities Lending as the securities lending agent. At January 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $75,385,181 and $80,056,358, respectively.

On January 31, 2009, the aggregate cost of securities for federal income tax purposes was $899,436,177. The gross unrealized appreciation and depreciation on securities based on tax cost was $130,201,523 and $206,567,729, respectively, with a net unrealized depreciation of $76,366,206.

As of July 31, 2008, the Fund had $78,652,416 in capital loss carryovers for federal income tax purposes with $26,197,616 expiring in 2009 and $52,454,800 expiring in 2010. Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code. Utilization of these capital loss carryovers was limited during the year ended July 31, 2008 in accordance with income tax regulations.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2009, the Fund did not participate in the interfund lending program.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata.

During the six months ended January 31, 2009, the Fund had average borrowings outstanding of $48,969 (on an annualized basis) at an average rate of 2.69% and paid interest of $1,317.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amend-

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

ment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

13. SUBSEQUENT DISTRIBUTIONS

On March 12, 2009, the Fund declared distributions from net investment income to shareholders of record on March 11, 2009. The per share amounts payable on March 13, 2009 were as follows:

Net Investment Income

Class A	$0.0502
Class B	0.0305
Class C	0.0316
Class I	0.0561
Class IS	0.0502

These distributions are not reflected in the accompanying financial statements.

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On February 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider a number of proposals. On December 1, 2008, the record date for the meeting, the Fund had $781,692,686 of net assets outstanding of which $488,156,072 (62.45%) of net assets were represented at the meeting.

Proposal 1 — To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$475,904,573
Net assets voted “Against”	$4,489,133
Net assets voted “Abstain”	$7,762,366

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Enhanced S&P 500® Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees

ADDITIONAL INFORMATION (unaudited) continued

considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of

ADDITIONAL INFORMATION (unaudited) continued

services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts,

ADDITIONAL INFORMATION (unaudited) continued

and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund

ADDITIONAL INFORMATION (unaudited) continued

and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the three- and five-year periods ended December 31, 2007, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the S&P 500 Index, and a majority of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the one- and ten-year periods ended December 31, 2007, the Fund’s Class A shares had underperformed the Fund’s benchmark index and performed in the third quintile of mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by most of the other mutual funds

ADDITIONAL INFORMATION (unaudited) continued

against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’ investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together

ADDITIONAL INFORMATION (unaudited) continued

with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

•

Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

ADDITIONAL INFORMATION (unaudited) continued

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

This page left intentionally blank

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS

W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

569843 rv5 03/2009

Evergreen Equity Income Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
28	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

March 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Equity Income Fund for the six-month period ended January 31, 2009 (the “period”).

During the latter half of 2008, one of the worst periods in the history of the financial markets developed as the crises in housing and credit forced the economy into recession, and by extension, the financial markets fell into turmoil. While the U.S. economy held up relatively well in the first half of 2008, these gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. Meanwhile, home prices continued to fall and job losses persisted. Finally, September 2008 marked the crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”), enacted to purchase distressed mortgage-related securities, until the Treasury decided against it one month after TARP’s approval. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During the period, the management teams of Evergreen’s value-oriented equity funds tended to emphasize investments in attractively priced and fundamentally sound corporations. The portfolio manager of Evergreen Disciplined Value Fund, for example, used a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities. The manager of Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500® Index, using a proprietary process to control trading and implementation costs. Management of Evergreen Equity Income Fund emphasized companies they believe have the ability to maintain and increase their dividends to shareholders. The management of Evergreen Fundamental Large Cap Fund focused on larger corporations with stable earnings

1

LETTER TO SHAREHOLDERS continued

growth records while the management of Evergreen Fundamental Mid Cap Value Fund emphasized mid-sized companies selling at what the management believed to be reasonable valuations. The team managing Evergreen Intrinsic Value Fund sought out investments in established companies selling at stock prices below the managers’ estimate of the company’s intrinsic value. Meanwhile, the management of Evergreen Special Values Fund focused on higher-quality companies believed to have reasonable prices and strong balance sheets, and the management of Evergreen Small Cap Value Fund sought to invest in small companies of sound quality at attractive prices.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

3

FUND AT A GLANCE

as of January 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Walter T. McCormick, CFA; Gary Mishuris, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 12/31/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 8/31/1978

	Class A	Class B	Class C	Class I	Class R
Class inception date	1/3/1995	1/3/1995	1/3/1995	8/31/1978	10/10/2003

Nasdaq symbol	ETRAX	ETRBX	ETRCX	EVTRX	ETRRX

6-month return with sales charge	-36.34%	-36.00%	-33.39%	N/A	N/A

6-month return w/o sales charge	-32.46%	-32.73%	-32.73%	-32.37%	-32.54%

Average annual return*

1-year with sales charge	-42.19%	-42.07%	-39.72%	N/A	N/A

1-year w/o sales charge	-38.66%	-39.12%	-39.13%	-38.47%	-38.80%

5-year	-5.75%	-5.58%	-5.31%	-4.35%	-4.86%

10-year	0.16%	0.02%	0.02%	1.03%	0.75%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class R prior to its inception is based on the performance of Class I, the original class offered. The historical returns for Class R have not been adjusted to reflect the effect of its 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class R would have been lower.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to,

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Equity Income Fund Class A shares versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

All data is as of January 31, 2009, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2008 to January 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 8/1/2008	Ending Account Value 1/31/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$675.39	$5.19
Class B	$1,000.00	$672.72	$8.35
Class C	$1,000.00	$672.69	$8.39
Class I	$1,000.00	$676.28	$4.18
Class R	$1,000.00	$674.55	$6.16
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.00	$6.26
Class B	$1,000.00	$1,015.22	$10.06
Class C	$1,000.00	$1,015.17	$10.11
Class I	$1,000.00	$1,020.21	$5.04
Class R	$1,000.00	$1,017.85	$7.43

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.23% for Class A, 1.98% for Class B, 1.99% for Class C, 0.99% for Class I and 1.46% for Class R), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,

CLASS A		2008	2007	2006	2005	2004

Net asset value, beginning of period	$18.89	$23.98	$24.16	$24.08	$21.43	$19.57

Income from investment operations
Net investment income (loss)	0.12	0.29	0.36	0.44	0.35	0.36
Net realized and unrealized gains or losses on investments	(6.22)	(3.25)	2.70	1.01	3.40	1.89

Total from investment operations	(6.10)	(2.96)	3.06	1.45	3.75	2.25

Distributions to shareholders from
Net investment income	(0.11)	(0.28)	(0.49)	(0.30)	(0.33)	(0.39)
Net realized gains	(0.32)	(1.85)	(2.75)	(1.07)	(0.77)	0

Total distributions to shareholders	(0.43)	(2.13)	(3.24)	(1.37)	(1.10)	(0.39)

Net asset value, end of period	$12.36	$18.89	$23.98	$24.16	$24.08	$21.43

Total return[1]	(32.46)%	(13.46)%	13.55%	6.40%	17.85%	11.48%

Ratios and supplemental data
Net assets, end of period (thousands)	$175,411	$287,236	$404,494	$420,757	$494,637	$485,701
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.23%[2]	1.15%	1.18%	1.21%	1.19%	1.34%
Expenses excluding waivers/reimbursements and expense reductions	1.23%[2]	1.18%	1.19%	1.21%	1.23%	1.36%
Net investment income (loss)	1.52%[2]	1.35%	1.49%	1.80%	1.56%	1.62%
Portfolio turnover rate	9%	23%	57%	96%	114%	137%

1	Excluding applicable sales charges
2	Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,

CLASS B		2008	2007	2006	2005	2004

Net asset value, beginning of period	$18.71	$23.77	$23.96	$23.88	$21.26	$19.40

Income from investment operations
Net investment income (loss)	0.06 [1]	0.13 [1]	0.19 [1]	0.25 [1]	0.20 [1]	0.20 [1]
Net realized and unrealized gains or losses on investments	(6.17)	(3.23)	2.69	1.02	3.35	1.88

Total from investment operations	(6.11)	(3.10)	2.88	1.27	3.55	2.08

Distributions to shareholders from
Net investment income	(0.04)	(0.11)	(0.32)	(0.12)	(0.16)	(0.22)
Net realized gains	(0.32)	(1.85)	(2.75)	(1.07)	(0.77)	0

Total distributions to shareholders	(0.36)	(1.96)	(3.07)	(1.19)	(0.93)	(0.22)

Net asset value, end of period	$12.24	$18.71	$23.77	$23.96	$23.88	$21.26

Total return[2]	(32.73)%	(14.10)%	12.76%	5.66%	16.97%	10.71%

Ratios and supplemental data
Net assets, end of period (thousands)	$13,403	$27,550	$48,897	$60,111	$85,366	$121,797
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.98%[3]	1.89%	1.89%	1.91%	1.89%	2.05%
Expenses excluding waivers/reimbursements and expense reductions	1.98%[3]	1.89%	1.89%	1.91%	1.93%	2.07%
Net investment income (loss)	0.78%[3]	0.61%	0.78%	1.05%	0.89%	0.92%
Portfolio turnover rate	9%	23%	57%	96%	114%	137%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,

CLASS C		2008	2007	2006	2005	2004

Net asset value, beginning of period	$18.67	$23.72	$23.92	$23.85	$21.23	$19.39

Income from investment operations
Net investment income (loss)	0.06	0.13 [1]	0.19 [1]	0.25 [1]	0.20 [1]	0.20 [1]
Net realized and unrealized gains or losses on investments	(6.16)	(3.22)	2.68	1.02	3.35	1.87

Total from investment operations	(6.10)	(3.09)	2.87	1.27	3.55	2.07

Distributions to shareholders from
Net investment income	(0.04)	(0.11)	(0.32)	(0.13)	(0.16)	(0.23)
Net realized gains	(0.32)	(1.85)	(2.75)	(1.07)	(0.77)	0

Total distributions to shareholders	(0.36)	(1.96)	(3.07)	(1.20)	(0.93)	(0.23)

Net asset value, end of period	$12.21	$18.67	$23.72	$23.92	$23.85	$21.23

Total return[2]	(32.73)%	(14.07)%	12.74%	5.64%	17.02%	10.70%

Ratios and supplemental data
Net assets, end of period (thousands)	$11,836	$17,571	$27,901	$28,739	$37,607	$42,447
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.99%[3]	1.90%	1.89%	1.91%	1.89%	2.04%
Expenses excluding waivers/reimbursements and expense reductions	1.99%[3]	1.90%	1.89%	1.91%	1.93%	2.06%
Net investment income (loss)	0.76%[3]	0.61%	0.78%	1.08%	0.87%	0.92%
Portfolio turnover rate	9%	23%	57%	96%	114%	137%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,

CLASS I		2008	2007	2006	2005	2004

Net asset value, beginning of period	$18.89	$23.98	$24.16	$24.08	$21.43	$19.57

Income from investment operations
Net investment income (loss)	0.14	0.35	0.42	0.51	0.43	0.42
Net realized and unrealized gains or losses on investments	(6.22)	(3.26)	2.72	1.01	3.39	1.89

Total from investment operations	(6.08)	(2.91)	3.14	1.52	3.82	2.31

Distributions to shareholders from
Net investment income	(0.13)	(0.33)	(0.57)	(0.37)	(0.40)	(0.45)
Net realized gains	(0.32)	(1.85)	(2.75)	(1.07)	(0.77)	0

Total distributions to shareholders	(0.45)	(2.18)	(3.32)	(1.44)	(1.17)	(0.45)

Net asset value, end of period	$12.36	$18.89	$23.98	$24.16	$24.08	$21.43

Total return	(32.37)%	(13.18)%	13.84%	6.72%	18.19%	11.81%

Ratios and supplemental data
Net assets, end of period (millions)	$322	$502	$642	$616	$640	$631
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.99%[1]	0.90%	0.89%	0.92%	0.89%	1.05%
Expenses excluding waivers/reimbursements and expense reductions	0.99%[1]	0.90%	0.89%	0.92%	0.93%	1.07%
Net investment income (loss)	1.77%[1]	1.61%	1.78%	2.12%	1.87%	1.92%
Portfolio turnover rate	9%	23%	57%	96%	114%	137%

1	Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,

CLASS R		2008	2007	2006	2005	2004[1]

Net asset value, beginning of period	$18.92	$24.02	$24.19	$24.10	$21.42	$20.33

Income from investment operations
Net investment income (loss)	0.09 [2]	0.21	0.30	0.34	0.24	0.25
Net realized and unrealized gains or losses on investments	(6.23)	(3.23)	2.73	1.06	3.44	1.08

Total from investment operations	(6.14)	(3.02)	3.03	1.40	3.68	1.33

Distributions to shareholders from
Net investment income	(0.06)	(0.23)	(0.45)	(0.24)	(0.23)	(0.24)
Net realized gains	(0.32)	(1.85)	(2.75)	(1.07)	(0.77)	0

Total distributions to shareholders	(0.38)	(2.08)	(3.20)	(1.31)	(1.00)	(0.24)

Net asset value, end of period	$12.40	$18.92	$24.02	$24.19	$24.10	$21.42

Total return	(32.54)%	(13.64)%	13.30%	6.19%	17.46%	6.50%

Ratios and supplemental data
Net assets, end of period (thousands)	$12	$50	$103	$85	$88	$1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.46%[3]	1.39%	1.39%	1.42%	1.47%	1.47%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.46%[3]	1.39%	1.39%	1.42%	1.51%	1.49%[3]
Net investment income (loss)	1.08%[3]	1.16%	1.27%	1.45%	0.88%	1.41%[3]
Portfolio turnover rate	9%	23%	57%	96%	114%	137%

1	For the period from October 10, 2003 (commencement of class operations), to July 31, 2004.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Annualized

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS 98.4%
CONSUMER DISCRETIONARY 10.8%
Hotels, Restaurants & Leisure 1.8%
Carnival Corp. ρ	502,000	$9,131,380

Media 3.6%
Omnicom Group, Inc. ρ	721,966	18,691,700

Multiline Retail 1.4%
Target Corp. ρ	232,392	7,250,630

Specialty Retail 1.6%
Home Depot, Inc. ρ	399,600	8,603,388

Textiles, Apparel & Luxury Goods 2.4%
Timberland Co., Class A *	1,134,000	12,462,660

CONSUMER STAPLES 12.9%
Beverages 4.7%
Coca-Cola Co.	160,096	6,839,301
Diageo plc	1,296,803	17,697,546

		24,536,847

Food Products 3.5%
Kraft Foods, Inc., Class A	277,175	7,774,759
McCormick & Co., Inc. ρ	323,900	10,377,756

		18,152,515

Household Products 2.5%
Clorox Co. ρ	160,311	8,039,597
Procter & Gamble Co.	94,603	5,155,863

		13,195,460

Tobacco 2.2%
Philip Morris International, Inc.	311,669	11,578,504

ENERGY 15.5%
Oil, Gas & Consumable Fuels 15.5%
Chevron Corp.	220,100	15,521,452
ConocoPhillips	352,589	16,758,555
Exxon Mobil Corp.	450,029	34,418,218
Occidental Petroleum Corp. ρ	265,430	14,479,207

		81,177,432

FINANCIALS 12.5%
Capital Markets 4.2%
AllianceBernstein Holding LP ρ	310,718	5,307,063
Legg Mason, Inc. ρ	649,800	10,435,788
State Street Corp.	273,080	6,354,572

		22,097,423

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks 1.2%
Wells Fargo & Co. °	333,504	$6,303,226

Consumer Finance 1.0%
Visa, Inc., Class A ρ	102,735	5,069,972

Diversified Financial Services 4.5%
Apollo Global Management, LLC, Class A +	605,421	908,132
Bank of America Corp.	1,273,497	8,379,610
JPMorgan Chase & Co.	545,485	13,915,322

		23,203,064

Insurance 1.6%
Prudential Financial, Inc.	207,999	5,355,974
Stewart Information Services Corp.	217,300	3,224,732

		8,580,706

HEALTH CARE 17.6%
Biotechnology 2.1%
Amgen, Inc. *	199,201	10,926,175

Health Care Equipment & Supplies 4.8%
Baxter International, Inc.	121,762	7,141,341
Boston Scientific Corp. ρ *	781,300	6,930,131
Medtronic, Inc.	327,594	10,971,123

		25,042,595

Health Care Providers & Services 3.2%
WellPoint, Inc. *	398,595	16,521,763

Pharmaceuticals 7.5%
Bristol-Myers Squibb Co.	395,526	8,468,212
Novartis AG, ADR ρ	427,800	17,651,028
Pfizer, Inc.	914,430	13,332,389

		39,451,629

INDUSTRIALS 8.6%
Aerospace & Defense 1.3%
Lockheed Martin Corp.	85,150	6,985,706

Air Freight & Logistics 1.4%
Expeditors International of Washington, Inc.	265,000	7,369,650

Commercial Services & Supplies 3.0%
Avery Dennison Corp.	201,800	4,889,614
Cintas Corp.	481,800	10,960,950

		15,850,564

Industrial Conglomerates 2.9%
General Electric Co. ρ	1,227,169	14,885,560

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 14.8%
Communications Equipment 4.0%
Cisco Systems, Inc. *	530,300	$7,938,591
QUALCOMM, Inc.	380,600	13,149,730

		21,088,321

Computers & Peripherals 0.6%
Dell, Inc. * ρ	350,000	3,325,000

Internet Software & Services 1.2%
Google, Inc., Class A *	18,500	6,262,805

IT Services 1.7%
Automatic Data Processing, Inc.	242,100	8,795,493

Semiconductors & Semiconductor Equipment 2.4%
Intel Corp.	548,200	7,071,780
Texas Instruments, Inc.	367,300	5,491,135

		12,562,915

Software 4.9%
Microsoft Corp. ρ	939,253	16,061,226
Oracle Corp. *	547,700	9,217,791

		25,279,017

TELECOMMUNICATION SERVICES 1.0%
Wireless Telecommunication Services 1.0%
Sprint Nextel Corp.	2,080,028	5,054,468

UTILITIES 4.7%
Electric Utilities 4.7%
Entergy Corp. ρ	107,360	8,198,010
Exelon Corp. ρ	186,500	10,112,030
Fortum Oyj	319,800	6,243,940

		24,553,980

Total Common Stocks (cost $784,521,845)		513,990,548

SHORT-TERM INVESTMENTS 21.6%
MUTUAL FUND SHARES 21.6%
BGI Prime Money Market Fund, Premium Shares, 0.52% q ρρ	9,198,116	9,198,116
BlackRock Liquidity TempFund, Institutional Class, 1.30% q ρρ	9,299,764	9,299,764
Evergreen Institutional Money Market Fund, Class I, 0.84% q ø ρρ	77,221,493	77,221,493
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.61% q ø	8,078,410	8,078,410
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.57% q ρρ	9,028,196	9,028,196

Total Short-Term Investments (cost $112,825,979)		112,825,979

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

Value

Total Investments (cost $897,347,824) 120.0%	$626,816,527
Other Assets and Liabilities (20.0%)	(104,589,517)

Net Assets 100.0%	$522,227,010

ρ	All or a portion of this security is on loan.
*	Non-income producing security
°

Investment in non-controlled affiliate. At January 31, 2009, the Fund invested in securities issued by Wells Fargo & Co. with a cost basis of $10,069,382 and earned $113,391 of income for the period from October 3, 2008 to January 31, 2009 which is included in income from affiliates.

+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by sector as of January 31, 2009:

Health Care	17.9%
Energy	15.8%
Information Technology	15.0%
Consumer Staples	13.1%
Financials	12.7%
Consumer Discretionary	10.9%
Industrials	8.8%
Utilities	4.8%
Telecommunication Services	1.0%

100.0%

See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2009 (unaudited)

Assets
Investments in unaffiliated issuers, at value (cost $801,978,539) including $99,131,720 of securities loaned	$535,213,398
Investments in affiliated issuers, at value (cost $95,369,285)	91,603,129

Total investments	626,816,527
Segregated cash	19,278
Foreign currency, at value (cost $477,625)	395,142
Receivable for Fund shares sold	77,133
Dividends receivable	621,172
Receivable for securities lending income	83,190
Prepaid expenses and other assets	58,476

Total assets	628,070,918

Liabilities
Payable for Fund shares redeemed	837,288
Payable for securities on loan	104,766,847
Advisory fee payable	29,281
Distribution Plan expenses payable	5,811
Due to other related parties	5,124
Trustees’ fees and expenses payable	168,142
Accrued expenses and other liabilities	31,415

Total liabilities	105,843,908

Net assets	$522,227,010

Net assets represented by
Paid-in capital	$806,001,896
Undistributed net investment income	333,942
Accumulated net realized losses on investments	(13,494,928)
Net unrealized losses on investments	(270,613,900)

Total net assets	$522,227,010

Net assets consists of
Class A	$175,411,376
Class B	13,402,927
Class C	11,835,769
Class I	321,564,715
Class R	12,223

Total net assets	$522,227,010

Shares outstanding (unlimited number of shares authorized)
Class A	14,191,223
Class B	1,094,760
Class C	969,241
Class I	26,022,773
Class R	986

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES continued

January 31, 2009 (unaudited)

Net asset value per share
Class A	$12.36
Class A — Offering price (based on sales charge of 5.75%)	$13.11
Class B	$12.24
Class C	$12.21
Class I	$12.36
Class R	$12.40

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2009 (unaudited)

Investment income
Dividends	$8,704,959
Securities lending	378,530
Income from affiliates	244,414
Interest	302

Total investment income	9,328,205

Expenses
Advisory fee	2,180,186
Distribution Plan expenses
Class A	288,232
Class B	99,131
Class C	73,131
Class R	50
Administrative services fee	338,817
Transfer agent fees	592,515
Trustees’ fees and expenses	2,166
Printing and postage expenses	54,908
Custodian and accounting fees	77,603
Registration and filing fees	50,962
Professional fees	23,939
Other	15,670

Total expenses	3,797,310
Less: Expense reductions	(1,194)
Fee waivers	(291)

Net expenses	3,795,825

Net investment income	5,532,380

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities in unaffiliated issuers	(13,422,257)
Foreign currency related transactions	(29,069)

Net realized losses on investments	(13,451,326)
Net change in unrealized gains or losses on investments	(253,401,873)

Net realized and unrealized gains or losses on investments	(266,853,199)

Net decrease in net assets resulting from operations	$(261,320,819)

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2009		Year Ended
	(unaudited)		July 31, 2008

Operations
Net investment income		$5,532,380		$14,529,978
Net realized gains or losses on investments		(13,451,326)		36,206,079
Net change in unrealized gains or losses on investments		(253,401,873)		(186,979,810)

Net decrease in net assets resulting from operations		(261,320,819)		(136,243,753)

Distributions to shareholders from
Net investment income
Class A		(1,549,370)		(4,514,238)
Class B		(48,016)		(191,423)
Class C		(41,955)		(117,543)
Class I		(3,342,114)		(9,109,593)
Class R		(54)		(964)
Net realized gains
Class A		(4,586,137)		(29,784,846)
Class B		(381,661)		(3,438,895)
Class C		(297,781)		(1,990,621)
Class I		(8,289,836)		(48,668,287)
Class R		(288)		(8,302)

Total distributions to shareholders		(18,537,212)		(97,824,712)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	374,511	5,602,083	317,302	6,836,421
Class B	45,010	633,841	57,780	1,256,960
Class C	242,040	3,306,968	51,247	1,099,006
Class I	123,896	1,843,041	180,907	3,866,518
Class R	181	2,890	1,450	31,256

		11,388,823		13,090,161

Net asset value of shares issued in reinvestment of distributions
Class A	428,654	5,718,770	1,476,596	32,128,920
Class B	29,703	380,530	149,839	3,236,211
Class C	21,559	275,902	80,553	1,735,423
Class I	801,748	10,769,762	2,458,731	53,442,732
Class R	26	342	30	642

		17,145,306		90,543,928

Automatic conversion of Class B shares to Class A shares
Class A	142,632	2,260,898	203,190	4,310,225
Class B	(144,043)	(2,260,898)	(205,187)	(4,310,225)

		0		0

Payment for shares redeemed
Class A	(1,958,136)	(30,249,302)	(3,658,763)	(78,101,427)
Class B	(308,094)	(4,802,885)	(587,586)	(12,467,370)
Class C	(235,499)	(3,287,354)	(366,983)	(7,815,065)
Class I	(1,493,314)	(22,715,746)	(2,799,734)	(59,433,459)
Class R	(1,844)	(35,542)	(3,137)	(63,340)

		(61,090,829)		(157,880,661)

See Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS continued

	Six Months Ended
	January 31, 2009	Year Ended
	(unaudited)	July 31, 2008

Capital share transactions continued
Net decrease in net assets resulting from capital share transactions	$(32,556,700)	$(54,246,572)

Total decrease in net assets	(312,414,731)	(288,315,037)
Net assets
Beginning of period	834,641,741	1,122,956,778

End of period	$522,227,010	$834,641,741

Undistributed (overdistributed) net investment income	$333,942	$(216,929)

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Equity Income Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued

21

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend.

22

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.50% as average daily net assets increase. For the six months ended January 31, 2008, the advisory fee was equivalent to an annual rate of 0.64% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

23

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the six months ended January 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $291.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliates on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the six months ended January 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended January 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.17% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the six months ended January 31, 2009, the Fund paid brokerage commissions of $16,793 to Wachovia Securities, LLC, a broker-dealer affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B, Class C and Class R shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class and the distribution fees for Class R shares are limited to 0.50% of the average daily net assets of the class.

For the six months ended January 31, 2009, EIS received $1,652 from the sale of Class A shares and $23,465 and $103 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

24

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $56,664,523 and $80,098,183, respectively, for the six months ended January 31, 2009.

On August 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of January 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$625,908,395
Level 2 – Other Significant Observable Inputs	908,132
Level 3 – Significant Unobservable Inputs	0

Total	$626,816,527

During the six months ended January 31, 2009, the Fund loaned securities to certain brokers and earned $378,530, net of $42,465 paid to Wachovia Global Securities Lending as the securities lending agent. At January 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $99,131,720 and $104,766,847, respectively.

On January 31, 2009, the aggregate cost of securities for federal income tax purposes was $897,387,460. The gross unrealized appreciation and depreciation on securities based on tax cost was $28,875,476 and $299,446,409, respectively, with a net unrealized depreciation of $270,570,933.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the

25

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

six months ended January 31, 2009, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. During the six months ended January 31, 2009, the Fund had no borrowings.

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

26

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

12. SUBSEQUENT DISTRIBUTION(S)

On March 12, 2009, the Fund declared distributions from net investment income to shareholders of record on March 11, 2009. The per share amounts payable on March 13, 2009 are as follows:

Net Investment Income

Class A	$0.0832
Class B	0.0580
Class C	0.0577
Class I	0.0908
Class R	0.0767

These distributions are not reflected in the accompanying financial statements.

27

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On February 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider a number of proposals. On December 1, 2008, the record date for the meeting, the Fund had $528,202,891 of net assets outstanding of which $290,606,879 (55.02%) of net assets were represented at the meeting.

Proposal 1 — To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$260,597,010
Net assets voted “Against”	$13,346,272
Net assets voted “Abstain”	$16,663,597

28

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Equity Income Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

29

ADDITIONAL INFORMATION (unaudited) continued

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

30

ADDITIONAL INFORMATION (unaudited) continued

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and

31

ADDITIONAL INFORMATION (unaudited) continued

financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-year period ended December 31, 2007, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Russell 1000 Value Index, and that for the three-, five-, and ten-year periods ended December 31, 2007, the Fund’s Class A shares had underperformed the Fund’s benchmark index. The Trustees also noted that the Fund’s Class A shares had performed in the third quintile for the one- and ten-year periods ended December 31, 2007, and in the fourth quintile for the three- and five-year periods ended December 31, 2007, of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that the Fund’s portfolio manager had recently changed and that the new portfolio manager had not yet managed the Fund for a sufficiently long period to allow for definitive conclusions; however, the Trustees noted that all share classes of the Fund outperformed the Fund’s benchmark index over the one-year period ended December 31, 2007, and the three-month period ended December 31, 2007.

32

ADDITIONAL INFORMATION (unaudited) continued

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the average management fees paid by the mutual funds against which the Trustees compared the Fund’s management fee, and higher than the median of that group. The Trustees also noted that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the

33

ADDITIONAL INFORMATION (unaudited) continued

profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’ investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made

34

ADDITIONAL INFORMATION (unaudited) continued

to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

•

Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

36

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

565219 rv6 03/2009

Evergreen Fundamental Large Cap Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
27	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

March 2009

W. Douglas Munn
President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Fundamental Large Cap Fund for the six-month period ended January 31, 2009 (the “period”).

During the latter half of 2008, one of the worst periods in the history of the financial markets developed as the crises in housing and credit forced the economy into recession, and by extension, the financial markets fell into turmoil. While the U.S. economy held up relatively well in the first half of 2008, these gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. Meanwhile, home prices continued to fall and job losses persisted. Finally, September 2008 marked the crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”), enacted to purchase distressed mortgage-related securities, until the Treasury decided against it one month after TARP’s approval. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During the period, the management teams of Evergreen’s value-oriented equity funds tended to emphasize investments in attractively priced and fundamentally sound corporations. The portfolio manager of Evergreen Disciplined Value Fund, for example, used a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities. The manager of Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500® Index, using a proprietary process to control trading and implementation costs. Management of Evergreen Equity Income Fund emphasized companies they believe have the ability to maintain and increase their dividends to shareholders. The management of Evergreen Fundamental Large Cap Fund focused on larger corporations with stable earnings

1

LETTER TO SHAREHOLDERS continued

growth records while the management of Evergreen Fundamental Mid Cap Value Fund emphasized mid-sized companies selling at what the management believed to be reasonable valuations. The team managing Evergreen Intrinsic Value Fund sought out investments in established companies selling at stock prices below the managers’ estimate of the company’s intrinsic value. Meanwhile, the management of Evergreen Special Values Fund focused on higher-quality companies believed to have reasonable prices and strong balance sheets, and the management of Evergreen Small Cap Value Fund sought to invest in small companies of sound quality at attractive prices.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn
President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

3

FUND AT A GLANCE

as of January 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Walter T. McCormick, CFA; Emory Sanders, Jr., CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 12/31/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 10/15/1986

	Class A	Class B	Class C	Class I
Class inception date	1/3/1995	1/3/1995	1/3/1995	10/15/1986

Nasdaq symbol	EGIAX	EGIBX	EGICX	EVVTX

6-month return with sales charge	-35.38%	-35.10%	-32.40%	N/A

6-month return w/o sales charge	-31.44%	-31.71%	-31.72%	-31.37%

Average annual return*

1-year with sales charge	-38.54%	-38.52%	-35.95%	N/A

1-year w/o sales charge	-34.79%	-35.31%	-35.31%	-34.64%

5-year	-4.35%	-4.24%	-3.90%	-2.94%

10-year	-2.15%	-2.29%	-2.29%	-1.30%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Fundamental Large Cap Fund Class A shares versus a similar investment in the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

All data is as of January 31, 2009, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2008 to January 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	8/1/2008	1/31/2009	During Period*

Actual
Class A	$ 1,000.00	$685.61	$6.12
Class B	$ 1,000.00	$682.95	$9.25
Class C	$ 1,000.00	$682.80	$9.29
Class I	$ 1,000.00	$686.34	$5.06
Hypothetical
(5% return before expenses)
Class A	$ 1,000.00	$1,017.95	$7.32
Class B	$ 1,000.00	$1,014.22	$11.07
Class C	$ 1,000.00	$1,014.17	$11.12
Class I	$ 1,000.00	$1,019.21	$6.06

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.44% for Class A, 2.18% for Class B, 2.19% for Class C and 1.19% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,

CLASS A		2008	2007	2006	2005	2004

Net asset value, beginning of period	$23.15	$26.73	$23.37	$23.25	$20.85	$20.02

Income from investment operations
Net investment income (loss)	0.11	0.17 [1]	0.13 [1]	0.11 [1]	0.14 [1]	0.07 [1]
Net realized and unrealized gains or losses on investments	(7.38)	(2.36)	3.65	0.52	3.64	2.21

Total from investment operations	(7.27)	(2.19)	3.78	0.63	3.78	2.28

Distributions to shareholders from
Net investment income	(0.14)	(0.12)	(0.11)	(0.08)	(0.12)	0 [2]
Net realized gains	0	(1.27)	(0.31)	(0.43)	(1.26)	(1.45)

Total distributions to shareholders	(0.14)	(1.39)	(0.42)	(0.51)	(1.38)	(1.45)

Net asset value, end of period	$15.74	$23.15	$26.73	$23.37	$23.25	$20.85

Total return[3]	(31.44)%	(8.74)%	16.29%	2.76%	18.77%	11.78%

Ratios and supplemental data
Net assets, end of period (millions)	$331	$521	$646	$642	$794	$364
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.44%[4]	1.33%	1.38%	1.38%	1.39%	1.61%
Expenses excluding waivers/reimbursements and expense reductions	1.44%[4]	1.36%	1.41%	1.40%	1.49%	1.65%
Net investment income (loss)	0.94%[4]	0.69%	0.50%	0.49%	0.62%	0.36%
Portfolio turnover rate	14%	24%	17%	21%	44%	87%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,

CLASS B		2008	2007	2006	2005	2004

Net asset value, beginning of period	$21.41	$24.89	$21.87	$21.86	$19.72	$19.14

Income from investment operations
Net investment income (loss)	0.02 [1]	(0.01)[1]	(0.04)[1]	(0.05)[1]	(0.01)[1]	(0.08)[1]
Net realized and unrealized gains or losses on investments	(6.80)	(2.19)	3.40	0.49	3.42	2.11

Total from investment operations	(6.78)	(2.20)	3.36	0.44	3.41	2.03

Distributions to shareholders from
Net investment income	(0.10)	(0.01)	(0.03)	0	(0.01)	0
Net realized gains	0	(1.27)	(0.31)	(0.43)	(1.26)	(1.45)

Total distributions to shareholders	(0.10)	(1.28)	(0.34)	(0.43)	(1.27)	(1.45)

Net asset value, end of period	$14.53	$21.41	$24.89	$21.87	$21.86	$19.72

Total return[2]	(31.71)%	(9.42)%	15.44%	2.07%	17.93%	10.97%

Ratios and supplemental data
Net assets, end of period (millions)	$37	$77	$150	$214	$340	$272
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.18%[3]	2.07%	2.09%	2.07%	2.10%	2.33%
Expenses excluding waivers/reimbursements and expense reductions	2.18%[3]	2.07%	2.11%	2.09%	2.20%	2.37%
Net investment income (loss)	0.20%[3]	(0.06)%	(0.18)%	(0.21)%	(0.03)%	(0.36)%
Portfolio turnover rate	14%	24%	17%	21%	44%	87%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,

CLASS C		2008	2007	2006	2005	2004

Net asset value, beginning of period	$21.41	$24.89	$21.87	$21.86	$19.72	$19.14

Income from investment operations
Net investment income (loss)	0.02 [1]	(0.01)[1]	(0.05)[1]	(0.05)[1]	0 [1]	(0.08)[1]
Net realized and unrealized gains or losses on investments	(6.81)	(2.19)	3.41	0.49	3.42	2.11

Total from investment operations	(6.79)	(2.20)	3.36	0.44	3.42	2.03

Distributions to shareholders from
Net investment income	(0.09)	(0.01)	(0.03)	0	(0.02)	0
Net realized gains	0	(1.27)	(0.31)	(0.43)	(1.26)	(1.45)

Total distributions to shareholders	(0.09)	(1.28)	(0.34)	(0.43)	(1.28)	(1.45)

Net asset value, end of period	$14.53	$21.41	$24.89	$21.87	$21.86	$19.72

Total return[2]	(31.72)%	(9.40)%	15.44%	2.07%	17.95%	10.97%

Ratios and supplemental data
Net assets, end of period (millions)	$39	$61	$80	$86	$110	$116
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.19%[3]	2.08%	2.09%	2.08%	2.10%	2.31%
Expenses excluding waivers/reimbursements and expense reductions	2.19%[3]	2.08%	2.11%	2.10%	2.20%	2.35%
Net investment income (loss)	0.19%[3]	(0.06)%	(0.20)%	(0.21)%	(0.01)%	(0.35)%
Portfolio turnover rate	14%	24%	17%	21%	44%	87%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,

CLASS I		2008	2007	2006	2005	2004

Net asset value, beginning of period	$23.56	$27.21	$23.76	$23.63	$21.16	$20.26

Income from investment operations
Net investment income (loss)	0.17	0.24 [1]	0.21 [1]	0.19 [1]	0.20 [1]	0.13 [1]
Net realized and unrealized gains or losses on investments	(7.54)	(2.40)	3.70	0.52	3.70	2.25

Total from investment operations	(7.37)	(2.16)	3.91	0.71	3.90	2.38

Distributions to shareholders from
Net investment income	(0.18)	(0.22)	(0.15)	(0.15)	(0.17)	(0.03)
Net realized gains	0	(1.27)	(0.31)	(0.43)	(1.26)	(1.45)

Total distributions to shareholders	(0.18)	(1.49)	(0.46)	(0.58)	(1.43)	(1.48)

Net asset value, end of period	$16.01	$23.56	$27.21	$23.76	$23.63	$21.16

Total return	(31.37)%	(8.46)%	16.59%	3.08%	19.12%	12.12%

Ratios and supplemental data
Net assets, end of period (millions)	$147	$225	$274	$263	$292	$83
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.19%[2]	1.08%	1.09%	1.08%	1.08%	1.33%
Expenses excluding waivers/reimbursements and expense reductions	1.19%[2]	1.08%	1.11%	1.10%	1.18%	1.37%
Net investment income (loss)	1.19%[2]	0.94%	0.79%	0.80%	0.87%	0.64%
Portfolio turnover rate	14%	24%	17%	21%	44%	87%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Annualized

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS 100.0%
CONSUMER DISCRETIONARY 11.0%
Internet & Catalog Retail 6.3%
Amazon.com, Inc. * ρ	487,716	$28,687,455
Blue Nile, Inc. * ρ	309,995	6,268,099

		34,955,554

Media 1.5%
Omnicom Group, Inc. ρ	328,803	8,512,710

Specialty Retail 1.0%
Home Depot, Inc.	251,248	5,409,369

Textiles, Apparel & Luxury Goods 2.2%
Timberland Co., Class A * ρ	1,117,421	12,280,457

CONSUMER STAPLES 12.7%
Beverages 2.5%
Diageo plc	595,373	8,125,089
PepsiCo, Inc.	110,884	5,569,703

		13,694,792

Food & Staples Retailing 2.7%
CVS Caremark Corp.	557,602	14,988,342

Food Products 2.9%
Kraft Foods, Inc., Class A ρ	191,922	5,383,412
McCormick & Co., Inc.	330,375	10,585,215

		15,968,627

Household Products 2.5%
Clorox Co. ρ	165,710	8,310,357
Procter & Gamble Co.	107,070	5,835,315

		14,145,672

Tobacco 2.1%
Philip Morris International, Inc.	309,536	11,499,262

ENERGY 11.6%
Energy Equipment & Services 1.3%
Schlumberger, Ltd.	80,736	3,294,836
Weatherford International, Ltd. *	322,070	3,552,432

		6,847,268

Oil, Gas & Consumable Fuels 10.3%
Apache Corp.	144,203	10,815,225
Chevron Corp.	100,228	7,068,079
ConocoPhillips	201,908	9,596,687
Exxon Mobil Corp. ρ	388,748	29,731,447

		57,211,438

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS 16.3%
Capital Markets 4.9%
Goldman Sachs Group, Inc. ρ	156,230	$12,612,448
State Street Corp. ρ	264,578	6,156,730
T. Rowe Price Group, Inc. ρ	295,551	8,151,297

		26,920,475

Commercial Banks 2.7%
Wells Fargo & Co. ρ °	784,333	14,823,894

Consumer Finance 4.1%
American Express Co. ρ	214,319	3,585,557
Visa, Inc., Class A ρ	389,262	19,210,080

		22,795,637

Diversified Financial Services 3.0%
Apollo Global Management, LLC, Class A +	612,041	918,061
Bank of America Corp.	548,423	3,608,623
JPMorgan Chase & Co.	480,619	12,260,591

		16,787,275

Insurance 1.6%
Prudential Financial, Inc.	348,892	8,983,969

HEALTH CARE 10.2%
Biotechnology 2.5%
Amgen, Inc. * ρ	257,236	14,109,394

Health Care Equipment & Supplies 1.6%
Medtronic, Inc.	270,706	9,065,944

Pharmaceuticals 6.1%
Johnson & Johnson	285,327	16,460,515
Novartis AG, ADR	416,623	17,189,865

		33,650,380

INDUSTRIALS 7.0%
Aerospace & Defense 2.8%
Lockheed Martin Corp.	130,692	10,721,972
United Technologies Corp.	98,138	4,709,642

		15,431,614

Air Freight & Logistics 1.8%
Expeditors International of Washington, Inc.	139,046	3,866,869
United Parcel Service, Inc., Class B	146,310	6,216,712

		10,083,581

Industrial Conglomerates 2.4%
General Electric Co. ρ	1,096,029	13,294,832

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 27.2%
Communications Equipment 9.7%
Cisco Systems, Inc. *	1,108,251	$16,590,517
QUALCOMM, Inc. ρ	1,069,018	36,934,572

		53,525,089

Internet Software & Services 7.5%
Bankrate, Inc. * ρ	500,227	16,687,573
Google, Inc., Class A * ρ	73,389	24,844,378

		41,531,951

IT Services 1.0%
Automatic Data Processing, Inc. ρ	151,476	5,503,123

Semiconductors & Semiconductor Equipment 1.2%
Altera Corp.	421,541	6,483,301

Software 7.8%
FactSet Research Systems, Inc. ρ	238,447	9,490,191
Microsoft Corp.	637,543	10,901,985
Oracle Corp. * ρ	1,375,697	23,152,980

		43,545,156

MATERIALS 1.0%
Chemicals 1.0%
Air Products & Chemicals, Inc. ρ	107,488	5,406,647

TELECOMMUNICATION SERVICES 2.0%
Diversified Telecommunication Services 2.0%
AT&T, Inc.	218,696	5,384,296
Verizon Communications, Inc.	184,767	5,518,990

		10,903,286

UTILITIES 1.0%
Electric Utilities 1.0%
Exelon Corp.	102,710	5,568,936

Total Common Stocks (cost $669,573,309)		553,927,975

	Principal
	Amount	Value

OTHER 0.3%
Gryphon Funding, Ltd., Private Placement Pass-Through Notes + ☐ ρρ (cost $2,799,995)	$8,197,394	1,797,689

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS 40.0%
MUTUAL FUND SHARES 40.0%
BGI Prime Money Market Fund, Premium Shares, 0.52% ρρ q	19,018,712	$19,018,712
BlackRock Liquidity TempFund, Institutional Class, 1.30% ρρ q	19,228,890	19,228,890
Evergreen Institutional Money Market Fund, Class I, 0.84% ρρ q ø	159,669,008	159,669,008
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.61% q ø	4,887,171	4,887,171
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.57% ρρ q	18,667,374	18,667,374

Total Short-Term Investments (cost $221,471,155)		221,471,155

Total Investments (cost $893,844,459) 140.3%		777,196,819
Other Assets and Liabilities (40.3%)		(223,268,475)

Net Assets 100.0%		$553,928,344

*	Non-income producing security
ρ	All or a portion of this security is on loan.
°

Investment in non-controlled affiliate. At January 31, 2009, the Fund invested in securities issued by Wells Fargo & Co. with a cost basis of $20,345,715 and earned $266,673 of income for the period from October 3, 2008 to January 31, 2009 which is included in income from affiliates.

+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR	American Depository Receipt

The following table shows the percent of total long-term investments by sector as of January 31, 2009:

Information Technology	27.2%
Financials	16.3%
Consumer Staples	12.7%
Energy	11.6%
Consumer Discretionary	11.0%
Health Care	10.2%
Industrials	7.0%
Telecommunication Services	2.0%
Utilities	1.0%
Materials	1.0%

100.0%

See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2009 (unaudited)

Assets
Investments in unaffiliated issuers, at value (cost $708,942,565) including $217,460,115 of securities loaned	$597,816,746
Investments in affiliated issuers, at value (cost $184,901,894)	179,380,073

Total investments	777,196,819
Segregated cash	39,908
Foreign currency, at value (cost $605,599)	477,616
Receivable for securities sold	6,052,405
Receivable for Fund shares sold	7,963
Dividends receivable	729,008
Receivable for securities lending income	227,655
Prepaid expenses and other assets	51,225

Total assets	784,782,599

Liabilities
Payable for securities purchased	5,710,655
Payable for Fund shares redeemed	963,450
Payable for securities on loan	223,857,754
Advisory fee payable	29,822
Distribution Plan expenses payable	13,245
Due to other related parties	5,639
Accrued expenses and other liabilities	273,690

Total liabilities	230,854,255

Net assets	$553,928,344

Net assets represented by
Paid-in capital	$841,580,238
Overdistributed net investment income	(2,201,227)
Accumulated net realized losses on investments	(168,675,069)
Net unrealized losses on investments	(116,775,598)

Total net assets	$553,928,344

Net assets consists of
Class A	$330,865,860
Class B	37,217,007
Class C	39,243,387
Class I	146,602,090

Total net assets	$553,928,344

Shares outstanding (unlimited number of shares authorized)
Class A	21,026,573
Class B	2,561,800
Class C	2,700,529
Class I	9,158,840

Net asset value per share
Class A	$15.74
Class A — Offering price (based on sales charge of 5.75%)	$16.70
Class B	$14.53
Class C	$14.53
Class I	$16.01

See Notes to Financial Statements

15

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2009 (unaudited)

Investment income
Dividends	$6,751,281
Securities lending	1,406,842
Income from affiliates	334,230

Total investment income	8,492,353

Expenses
Advisory fee	2,240,140
Distribution Plan expenses
Class A	528,882
Class B	274,652
Class C	248,920
Administrative services fee	357,210
Transfer agent fees	1,487,831
Trustees’ fees and expenses	5,778
Printing and postage expenses	49,936
Custodian and accounting fees	59,230
Registration and filing fees	18,323
Professional fees	14,587
Interest expense	833
Other	9,545

Total expenses	5,295,867
Less: Expense reductions	(1,385)
Fee waivers	(305)

Net expenses	5,294,177

Net investment income	3,198,176

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities
Unaffiliated issuers	(25,393,294)
Affiliated issuers	(460,250)
Foreign currency related transactions	(31,610)

Net realized losses on investments	(25,885,154)
Net change in unrealized gains or losses on investments	(244,959,160)

Net realized and unrealized gains or losses on investments	(270,844,314)

Net decrease in net assets resulting from operations	$(267,646,138)

See Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31, 2008

Operations
Net investment income		$3,198,176		$6,384,910
Net realized gains or losses on investments		(25,885,154)		59,544,255
Net change in unrealized gains or losses on investments		(244,959,160)		(155,799,461)

Net decrease in net assets resulting from operations		(267,646,138)		(89,870,296)

Distributions to shareholders from
Net investment income
Class A		(2,968,429)		(2,773,070)
Class B		(260,252)		(32,221)
Class C		(249,507)		(34,311)
Class I		(1,723,402)		(2,186,761)
Net realized gains
Class A		0		(29,430,678)
Class B		0		(6,699,281)
Class C		0		(3,865,879)
Class I		0		(12,606,057)

Total distributions to shareholders		(5,201,590)		(57,628,258)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	309,670	5,824,956	455,107	11,407,196
Class B	112,492	1,909,348	158,342	3,719,002
Class C	146,512	2,393,131	119,559	2,854,461
Class I	228,431	5,230,197	294,839	7,790,514

		15,357,632		25,771,173

Net asset value of shares issued in reinvestment of distributions
Class A	167,046	2,777,986	1,181,325	30,545,185
Class B	16,347	247,980	267,644	6,432,635
Class C	14,730	223,600	147,645	3,548,208
Class I	87,358	1,551,595	510,793	13,451,217

		4,801,161		53,977,245

Automatic conversion of Class B shares to Class A shares
Class A	567,335	11,062,216	1,365,639	33,787,648
Class B	(614,208)	(11,062,216)	(1,472,824)	(33,787,648)

		0		0

Payment for shares redeemed
Class A	(2,547,012)	(49,096,439)	(4,653,487)	(117,087,443)
Class B	(530,759)	(9,485,488)	(1,388,963)	(32,563,834)
Class C	(331,598)	(5,745,957)	(599,809)	(14,066,078)
Class I	(715,802)	(13,797,806)	(1,300,813)	(33,086,055)

		(78,125,690)		(196,803,410)

Net decrease in net assets resulting from capital share transactions		(57,966,897)		(117,054,992)

Total decrease in net assets		(330,814,625)		(264,553,546)

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS continued

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008

Net assets
Beginning of period	$884,742,969	$1,149,296,515

End of period	$553,928,344	$884,742,969

Overdistributed net investment income	$(2,201,227)	$(197,813)

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Fundamental Large Cap Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or

19

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

20

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.50% as the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Fundamental Large Cap Fund, increase. For the six months ended January 31, 2009, the advisory fee was equivalent to an annual rate of 0.63% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim

21

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the six months ended January 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $305.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliates on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the six months ended January 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended January 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.42% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the six months ended January 31, 2009, the Fund paid brokerage commissions of $53,193 to Wachovia Securities, LLC, a broker-dealer affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund

22

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the six months ended January 31, 2009, EIS received $5,151 from the sale of Class A shares and $53,934 and $455 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $101,040,712 and $150,235,568, respectively, for the six months ended January 31, 2009.

On August 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of January 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$774,481,069
Level 2 – Other Significant Observable Inputs	918,061
Level 3 – Significant Unobservable Inputs	1,797,689

Total	$777,196,819

23

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities

Balance as of August 1, 2008	$0
Realized gain (loss)	0
Change in unrealized appreciation (depreciation)	0
Net purchases (sales)	0
Transfers in and/or out of Level 3	1,797,689

Balance as of January 31, 2009	$1,797,689

During the six months ended January 31, 2009, the Fund loaned securities to certain brokers and earned $1,406,842, net of $169,010 paid to Wachovia Global Securities Lending as the securities lending agent. At January 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $217,460,115 and $223,857,754, respectively.

On January 31, 2009, the aggregate cost of securities for federal income tax purposes was $895,771,567. The gross unrealized appreciation and depreciation on securities based on tax cost was $44,464,314 and $163,039,062, respectively, with a net unrealized depreciation of $118,574,748.

As of July 31, 2008, the Fund had $136,638,686 in capital loss carryovers for federal income tax purposes with $134,054,733 expiring in 2010 and $2,583,953 expiring in 2011. Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code. Utilization of these capital loss carryovers was limited during the year ended July 31, 2008 in accordance with income tax regulations.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an inter-fund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2009, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment

24

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata.

During the six months ended January 31, 2009, the Fund had average borrowings outstanding of $28,724 (on an annualized basis) at an average rate of 2.90% and paid interest of $833.

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund

25

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

26

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On March 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider a number of proposals. On December 1, 2008, the record date for the meeting, the Fund had $551,953,473 of net assets outstanding of which $297,981,710 (53.99%) of net assets were represented at the meeting.

Proposal 1 — To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$267,682,125
Net assets voted “Against”	$12,845,567
Net assets voted “Abstain”	$17,454,018

27

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Fundamental Large Cap Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees

28

ADDITIONAL INFORMATION (unaudited) continued

considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of

29

ADDITIONAL INFORMATION (unaudited) continued

services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts,

30

ADDITIONAL INFORMATION (unaudited) continued

and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund

31

ADDITIONAL INFORMATION (unaudited) continued

and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one- and three-year periods ended December 31, 2007, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the S&P 500 Index, and a majority of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the five-year period ended December 31, 2007, the Fund’s Class A shares had underperformed the Fund’s benchmark index, and outperformed a majority of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the ten-year period ended December 31, 2007, the Fund’s Class A shares had underperformed the Fund’s benchmark index and performed in the fourth quintile of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level

32

ADDITIONAL INFORMATION (unaudited) continued

of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the management fees paid by the other mutual funds against which the Trustees compared the Fund’s management fee, and noted that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’ investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory

33

ADDITIONAL INFORMATION (unaudited) continued

and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

•

Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

34

ADDITIONAL INFORMATION (unaudited) continued

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

36

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

565221 rv6 03/2009

 Evergreen Fundamental Mid Cap Value Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
24	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

March 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Fundamental Mid Cap Value Fund for the six-month period ended January 31, 2009 (the “period”).

During the latter half of 2008, one of the worst periods in the history of the financial markets developed as the crises in housing and credit forced the economy into recession, and by extension, the financial markets fell into turmoil. While the U.S. economy held up relatively well in the first half of 2008, these gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. Meanwhile, home prices continued to fall and job losses persisted. Finally, September 2008 marked the crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”), enacted to purchase distressed mortgage-related securities, until the Treasury decided against it one month after TARP’s approval. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During the period, the management teams of Evergreen’s value-oriented equity funds tended to emphasize investments in attractively priced and fundamentally sound corporations. The portfolio manager of Evergreen Disciplined Value Fund, for example, used a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities. The manager of Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500® Index, using a proprietary process to control trading and implementation costs. Management of

1

LETTER TO SHAREHOLDERS continued

Evergreen Equity Income Fund emphasized companies they believe have the ability to maintain and increase their dividends to shareholders. The management of Evergreen Fundamental Large Cap Fund focused on larger corporations with stable earnings growth records while the management of Evergreen Fundamental Mid Cap Value Fund emphasized mid-sized companies selling at what the management believed to be reasonable valuations. The team managing Evergreen Intrinsic Value Fund sought out investments in established companies selling at stock prices below the managers’ estimate of the company’s intrinsic value. Meanwhile, the management of Evergreen Special Values Fund focused on higher-quality companies believed to have reasonable prices and strong balance sheets, and the management of Evergreen Small Cap Value Fund sought to invest in small companies of sound quality at attractive prices.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC are subsidiaries of Wells Fargo.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

3

FUND AT A GLANCE

as of January 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

James M. Tringas, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 12/31/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/28/2007

	Class A	Class B	Class C	Class I
Class inception date	9/28/2007	9/28/2007	9/28/2007	9/28/2007

Nasdaq symbol	EFVAX	EFVBX	EFVCX	EFVIX

6-month return with sales charge	-34.42%	-34.10%	-31.29%	N/A

6-month return w/o sales charge	-30.42%	-30.63%	-30.60%	-30.27%

Average annual return*

1-year with sales charge	-35.68%	-35.65%	-32.91%	N/A

1-year w/o sales charge	-31.76%	-32.26%	-32.23%	-31.54%

Since portfolio inception	-31.40%	-30.91%	-28.75%	-28.11%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*        Adjusted for maximum applicable sales charge, unless noted

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is waiving its advisory fee and reimbursing the fund for a portion of other expenses. Had the fee not been waived and expenses not reimbursed, returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Fundamental Mid Cap Value Fund Class A shares versus a similar investment in the Russell Midcap Value Index (Russell Midcap Value) and the Consumer Price Index (CPI).

The Russell Midcap Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of January 31, 2009, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2008 to January 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 8/1/2008	Ending Account Value 1/31/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$ 695.78	$ 5.34
Class B	$1,000.00	$ 693.65	$ 8.54
Class C	$1,000.00	$ 694.00	$ 8.54
Class I	$1,000.00	$ 697.29	$ 4.28
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.90	$ 6.36
Class B	$1,000.00	$1,015.12	$10.16
Class C	$1,000.00	$1,015.12	$10.16
Class I	$1,000.00	$1,020.16	$ 5.09

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.25% for Class A, 2.00% for Class B, 2.00% for Class C and 1.00% for Class I), multiplied by the average account value over the period, multiplied by 184/365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2009	Year Ended
Class A	(unaudited)	July 31, 2008[1]

Net asset value, beginning of period	$9.17	$10.00

Income from investment operations
Net investment income (loss)	0.03	0.05
Net realized and unrealized gains or losses on investments	(2.81)	(0.87)

Total from investment operations	(2.78)	(0.82)

Distributions to shareholders from
Net investment income	(0.04)	(0.01)

Net asset value, end of period	$6.35	$9.17

Total return[2]	(30.42)%	(8.06)%

Ratios and supplemental data
Net assets, end of period (thousands)	$338	$390
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%[3]	1.25%[3]
Expenses excluding waivers/reimbursements and expense reductions	6.55%[3]	13.49%[3]
Net investment income (loss)	0.85%[3]	0.71%[3]
Portfolio turnover rate	119%	120%

1	For the period from September 28, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2009	Year Ended
Class B	(unaudited)	July 31, 2008[1]

Net asset value, beginning of period	$9.13	$10.00

Income from investment operations
Net investment income (loss)	(0.01)	0
Net realized and unrealized gains or losses on investments	(2.78)	(0.87)

Total from investment operations	(2.79)	(0.87)

Distributions to shareholders from
Net investment income	0	0 [2]

Net asset value, end of period	$6.34	$9.13

Total return[3]	(30.63)%	(8.59)%

Ratios and supplemental data
Net assets, end of period (thousands)	$209	$308
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.00%[4]	2.00%[4]
Expenses excluding waivers/reimbursements and expense reductions	7.30%[4]	14.24%[4]
Net investment income (loss)	(0.18)%[4]	(0.04)%[4]
Portfolio turnover rate	119%	120%

1	For the period from September 28, 2007 (commencement of class operations), to July 31, 2008.
2	Amount represents less than $0.005 per share.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2009	Year Ended
Class C	(unaudited)	July 31, 2008[1]

Net asset value, beginning of period	$9.14	$10.00

Income from investment operations
Net investment income (loss)	(0.03)	0
Net realized and unrealized gains or losses on investments	(2.77)	(0.86)

Total from investment operations	(2.80)	(0.86)

Distributions to shareholders from
Net investment income	(0.02)	0 [2]

Net asset value, end of period	$6.32	$9.14

Total return[3]	(30.60)%	(8.59)%

Ratios and supplemental data
Net assets, end of period (thousands)	$402	$1,107
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.00%[4]	2.00%[4]
Expenses excluding waivers/reimbursements and expense reductions	7.30%[4]	14.24%[4]
Net investment income (loss)	(0.06)%[4]	(0.01)%[4]
Portfolio turnover rate	119%	120%

1	For the period from September 28, 2007 (commencement of class operations), to July 31, 2008.
2	Amount represents less than $0.005 per share.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2009	Year Ended
Class I	(unaudited)	July 31, 2008[1]

Net asset value, beginning of period	$9.19	$10.00

Income from investment operations
Net investment income (loss)	0.02	0.06
Net realized and unrealized gains or losses on investments	(2.80)	(0.85)

Total from investment operations	(2.78)	(0.79)

Distributions to shareholders from
Net investment income	(0.05)	(0.02)

Net asset value, end of period	$6.36	$9.19

Total return	(30.27)%	(7.92)%

Ratios and supplemental data
Net assets, end of period (thousands)	$510	$465
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.00%[2]	1.00%[2]
Expenses excluding waivers/reimbursements and expense reductions	6.30%[2]	13.24%[2]
Net investment income (loss)	0.71%[2]	1.01%[2]
Portfolio turnover rate	119%	120%

1	For the period from September 28, 2007 (commencement of class operations), to July 31, 2008.
2	Annualized

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS 84.1%
CONSUMER DISCRETIONARY 12.9%
Distributors 0.3%
Genuine Parts Co.	130	$4,163

Hotels, Restaurants & Leisure 2.6%
Wendy’s/Arby’s Group, Inc.	7,413	37,362

Household Durables 2.5%
Mohawk Industries, Inc. *	226	7,257
Snap-On, Inc.	986	29,757

		37,014

Media 6.6%
McGraw-Hill Cos.	648	14,250
Scripps Networks Interactive, Inc., Class A	2,658	57,067
Washington Post Co., Class B	65	25,386

		96,703

Specialty Retail 0.5%
AnnTaylor Stores Corp. *	1,491	7,336

Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc. *	389	5,679

CONSUMER STAPLES 4.8%
Food Products 4.2%
ConAgra Foods, Inc.	411	7,028
Sara Lee Corp.	5,313	53,290

		60,318

Tobacco 0.6%
Lorillard, Inc.	151	8,978

ENERGY 5.9%
Energy Equipment & Services 2.2%
Atwood Oceanics, Inc. *	1,902	31,668

Oil, Gas & Consumable Fuels 3.7%
Cimarex Energy Co.	1,210	30,056
Pioneer Natural Resources Co.	454	6,647
St. Mary Land & Exploration Co.	929	17,976

		54,679

FINANCIALS 20.9%
Commercial Banks 6.4%
BOK Financial Corp.	259	9,661
Comerica, Inc.	216	3,599
Cullen/Frost Bankers, Inc.	1,352	59,177
First Citizens Bancshares, Inc., Class A	147	20,559

		92,996

Insurance 12.4%
Brown & Brown, Inc.	2,434	46,562
Everest Re Group, Ltd.	691	43,533
Fidelity National Financial, Inc., Class A	1,966	28,743
White Mountains Insurance Group, Ltd.	259	62,549

		181,387

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Thrifts & Mortgage Finance 2.1%
People’s United Financial, Inc.	1,892	$30,953

HEALTH CARE 2.9%
Pharmaceuticals 2.9%
Endo Pharmaceuticals Holdings, Inc. *	886	19,908
Forest Laboratories, Inc. *	904	22,636

		42,544

INDUSTRIALS 11.4%
Aerospace & Defense 1.3%
Precision Castparts Corp.	86	5,586
Rockwell Collins Corp.	375	14,130

		19,716

Construction & Engineering 0.6%
KBR, Inc.	605	8,567

Electrical Equipment 0.8%
Acuity Brands, Inc.	263	7,067
Belden, Inc.	367	4,793

		11,860

Machinery 4.6%
Dover Corp.	1,815	51,328
Eaton Corp.	346	15,231

		66,559

Professional Services 1.8%
Manpower, Inc.	389	11,071
Monster Worldwide, Inc. *	1,704	15,694

		26,765

Road & Rail 2.3%
Con-Way, Inc.	1,513	33,331

INFORMATION TECHNOLOGY 13.9%
Computers & Peripherals 5.4%
Imation Corp.	2,896	28,207
Lexmark International, Inc., Class A *	1,405	33,270
Sun Microsystems, Inc. *	1,523	6,336
Western Digital Corp. *	756	11,098

		78,911

Electronic Equipment, Instruments & Components 0.9%
Ingram Micro, Inc., Class A *	324	3,975
Tyco Electronics, Ltd.	648	9,176

		13,151

IT Services 4.8%
Fidelity National Information Services, Inc.	222	3,532
Global Payments, Inc.	1,685	58,486
Total System Services, Inc.	591	7,482

		69,500

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment 2.3%
LSI Corp. *	6,526	$20,753
Xilinx, Inc.	800	13,480

		34,233

Software 0.5%
Amdocs, Ltd. *	389	6,582

MATERIALS 3.7%
Containers & Packaging 2.3%
Owens-Illinois, Inc. *	1,766	33,554

Paper & Forest Products 1.4%
Weyerhaeuser Co.	735	20,095

TELECOMMUNICATION SERVICES 1.8%
Diversified Telecommunication Services 1.0%
CenturyTel, Inc.	562	15,253

Wireless Telecommunication Services 0.8%
Telephone & Data Systems, Inc.	367	11,197

UTILITIES 5.9%
Electric Utilities 3.4%
Mirant Corp. *	614	10,543
Westar Energy, Inc.	1,966	39,477

		50,020

Multi-Utilities 2.5%
Ameren Corp.	1,080	35,910

Total Common Stocks (cost $1,585,070)		1,226,984

EXCHANGE TRADED FUND 1.9%
iShares Russell Midcap Value Index Fund (cost $28,352)	1,089	27,562

SHORT-TERM INVESTMENTS 10.0%
MUTUAL FUND SHARES 10.0%
Evergreen Institutional Money Market Fund, Class I, 0.84% q ø (cost $146,617)	146,617	146,617

Total Investments (cost $1,760,039) 96.0%		1,401,163
Other Assets and Liabilities 4.0%		58,216

Net Assets 100.0%		$1,459,379

*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

The following table shows the percent of total long-term investments by sector as of January 31, 2009:

Financials	24.4%
Information Technology	16.1%
Consumer Discretionary	15.0%
Industrials	13.3%
Energy	6.9%
Utilities	6.8%
Consumer Staples	5.5%
Materials	4.3%
Health Care	3.4%
Telecommunication Services	2.1%
Other	2.2%

100.0%

See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2009 (unaudited)

Assets
Investments in unaffiliated issuers, at value (cost $1,613,422)	$1,254,546
Investments in affiliated issuers, at value (cost $146,617)	146,617

Total investments	1,401,163
Receivable for securities sold	25,729
Receivable for Fund shares sold	211
Dividends receivable	859
Receivable from investment advisor	1,035
Prepaid expenses and other assets	64,503

Total assets	1,493,500

Liabilities
Payable for securities purchased	29,302
Distribution Plan expenses payable	59
Due to other related parties	465
Printing and postage expenses payable	2,195
Accrued expenses and other liabilities	2,100

Total liabilities	34,121

Net assets	$1,459,379

Net assets represented by
Paid-in capital	$2,504,574
Overdistributed net investment income	(1,610)
Accumulated net realized losses on investments	(684,709)
Net unrealized losses on investments	(358,876)

Total net assets	$1,459,379

Net assets consists of
Class A	$338,326
Class B	208,923
Class C	402,262
Class I	509,868

Total net assets	$1,459,379

Shares outstanding (unlimited number of shares authorized)
Class A	53,254
Class B	32,966
Class C	63,640
Class I	80,230

Net asset value per share
Class A	$6.35
Class A—Offering price (based on sales charge of 5.75%)	$6.74
Class B	$6.34
Class C	$6.32
Class I	$6.36

See Notes to Financial Statements

15

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2009 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $46)	$18,114
Income from affiliate	2,372

Total investment income	20,486

Expenses
Advisory fee	6,968
Distribution Plan expenses
Class A	555
Class B	1,288
Class C	5,101
Administrative services fee	1,072
Transfer agent fees	2,663
Trustees’ fees and expenses	277
Printing and postage expenses	7,472
Custodian and accounting fees	2,023
Registration and filing fees	31,174
Professional fees	9,481
Other	6,382

Total expenses	74,456
Less: Expense reductions	(4)
Fee waivers and expense reimbursements	(56,788)

Net expenses	17,664

Net investment income	2,822

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(671,852)
Net change in unrealized gains or losses on investments	(198,437)

Net realized and unrealized gains or losses on investments	(870,289)

Net decrease in net assets resulting from operations	$(867,467)

See Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31, 2008 (a)

Operations
Net investment income		$2,822		$4,100
Net realized losses on investments		(671,852)		(12,857)
Net change in unrealized gains or losses on investments		(198,437)		(160,439)

Net decrease in net assets resulting from operations		(867,467)		(169,196)

Distributions to shareholders from
Net investment income
Class A		(1,775)		(366)
Class B		0		(23)
Class C		(3,405)		(23)
Class I		(2,472)		(468)

Total distributions to shareholders		(7,652)		(880)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	78,845	726,288	43,029	423,823
Class B	6,047	43,310	36,282	359,720
Class C	54,079	472,512	122,828	1,187,779
Class I	38,581	259,713	50,625	512,670

		1,501,823		2,483,992

Net asset value of shares issued in reinvestment of distributions
Class A	117	772	0	0
Class C	427	2,798	0	0
Class I	186	1,227	0	0

		4,797		0

Automatic conversion of Class B shares to Class A shares
Class A	11	71	0	0
Class B	(11)	(71)	0	0

		0		0

Payment for shares redeemed
Class A	(68,232)	(595,226)	(516)	(4,770)
Class B	(6,812)	(46,248)	(2,540)	(23,409)
Class C	(112,007)	(732,044)	(1,687)	(15,419)
Class I	(9,150)	(68,807)	(12)	(115)

		(1,442,325)		(43,713)

Net increase in net assets resulting from capital share transactions		64,295		2,440,279

Total increase (decrease) in net assets		(810,824)		2,270,203
Net assets
Beginning of period		2,270,203		0

End of period		$1,459,379		$2,270,203

Undistributed (overdistributed) net investment income		$(1,610)		$3,220

(a)	For the period from September 28, 2007 (commencement of operations), to July 31, 2008.

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Fundamental Mid Cap Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

c. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting

18

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.65% and declining to 0.60% as average daily net assets increase. For the six months ended January 31, 2009, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

19

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the six months ended January 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $6,968 and reimbursed other expenses in the amount of $49,820.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the six months ended January 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended January 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.25% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the six months ended January 31, 2009, the Fund paid brokerage commissions of $558 to Wachovia Securities, LLC, a broker-dealer affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the six months ended January 31, 2009, EIS received $239 from the sale of Class A shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $2,228,959 and $2,219,065, respectively, for the six months ended January 31, 2009.

20

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

On August 1, 2008 the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of January 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$1,401,163
Level 2 – Other Significant Observable Inputs	0
Level 3 – Significant Unobservable Inputs	0

Total	$1,401,163

On January 31, 2009, the aggregate cost of securities for federal income tax purposes was $1,968,073. The gross unrealized appreciation and depreciation on securities based on tax cost was $0 and $566,910, respectively, with a net unrealized depreciation of $566,910.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2008, the Fund incurred and elected to defer post-October losses of $3,484.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2009, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

21

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. During the six months ended January 31, 2009, the Fund had no borrowings.

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or

22

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen Funds.

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

23

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On February 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider a number of proposals. On December 1, 2008, the record date for the meeting, the Fund had $1,663,685 of net assets outstanding of which $1,253,999 (75.37%) of net assets were represented at the meeting.

Proposal 1 - To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$1,215,046
Net assets voted “Against”	$33,451
Net assets voted “Abstain”	$5,502

24

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Fundamental Mid Cap Value Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage

25

ADDITIONAL INFORMATION (unaudited) continued

practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since

26

ADDITIONAL INFORMATION (unaudited) continued

September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the

27

ADDITIONAL INFORMATION (unaudited) continued

Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and

28

ADDITIONAL INFORMATION (unaudited) continued

quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees noted that the Fund had recently commenced operations.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by the mutual funds against which the Trustees compared the Fund’s management fee due in large part to a voluntary fee waiver, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive. The Trustees also considered the advisory fee the Fund would have paid absent the voluntary waiver.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its

29

ADDITIONAL INFORMATION (unaudited) continued

affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’ investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took

30

ADDITIONAL INFORMATION (unaudited) continued

into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

•

Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

31

ADDITIONAL INFORMATION (unaudited) continued

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

32

This page left intentionally blank

33

This page left intentionally blank

34

This page left intentionally blank

35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

36

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

581828 RV1 03/2009

Evergreen Golden Core Opportunities Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
14	STATEMENT OF ASSETS AND LIABILITIES
15	STATEMENT OF OPERATIONS
16	STATEMENTS OF CHANGES IN NET ASSETS
17	NOTES TO FINANCIAL STATEMENTS
23	ADDITIONAL INFORMATION
24	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

March 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Golden Core Opportunities Fund for the six-month period ended January 31, 2009 (the “period”).

During the latter half of 2008, one of the worst periods in the history of the financial markets developed as the crises in housing and credit forced the economy into recession, and by extension, the financial markets fell into turmoil. While the U.S. economy held up relatively well in the first half of 2008, these gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. Meanwhile, home prices continued to fall and job losses persisted. Finally, September 2008 marked the crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”), enacted to purchase distressed mortgage-related securities, until the Treasury decided against it one month after TARP’s approval. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During this period of unprecedented events, the Golden fund management teams pursued strategies based on each fund’s objective. Evergreen Golden Large Cap Core Fund sought undervalued large cap companies likely to meet or exceed earnings expectations. Evergreen Golden Mid Cap Core Fund sought undervalued, mid cap companies similar to those found in the Russell Midcap Index. Evergreen Golden Core Opportunities Fund sought undervalued stocks of small to mid cap companies similar to those found in the Russell 2500 Index.

1

LETTER TO SHAREHOLDERS continued

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

3

FUND AT A GLANCE

as of January 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Golden Capital Management, LLC

Portfolio Manager:

John R. Campbell, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 12/31/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/17/2007

Class inception date	Class A 12/17/2007	Class B 12/17/2007	Class C 12/17/2007	Class I 12/17/2007

Nasdaq symbol	ECOAX	ECOBX	ECOCX	ECOIX

6-month return with sales charge	-45.47%	-45.25%	-42.94%	N/A

6-month return w/o sales charge	-42.16%	-42.37%	-42.37%	-42.01%

Average annual return*

1-year with sales charge	-46.15%	-46.03%	-43.75%	N/A

1-year w/o sales charge	-42.86%	-43.18%	-43.18%	-42.64%

Since portfolio inception	-46.64%	-46.03%	-44.03%	-43.56%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance results are extremely short term, and may not provide an adequate basis for evaluating a fund’s performance over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund’s recent inception, existing market and economic conditions and the increased potential of a small number of stocks affecting fund performance due to the smaller asset size. Most mutual funds are intended to be long-term investments.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is waiving its advisory fee and reimbursing the fund for a portion of other expenses. Had the fee not been waived and expenses not reimbursed, returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Golden Core Opportunities Fund Class A shares versus a similar investment in the Russell 2500 Index (Russell 2500) and the Consumer Price Index (CPI).

The Russell 2500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Since the fund tends to invest in a smaller number of stocks than many similar mutual funds, changes in the value of individual stocks may have a larger impact on its net asset value than such fluctuations would if the fund were more broadly invested.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of January 31, 2009, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2008 to January 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 8/1/2008	Ending Account Value 1/31/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$578.37	$5.97
Class B	$1,000.00	$576.33	$8.94
Class C	$1,000.00	$576.33	$8.94
Class I	$1,000.00	$579.93	$4.98
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,017.64	$7.63
Class B	$1,000.00	$1,013.86	$11.42
Class C	$1,000.00	$1,013.86	$11.42
Class I	$1,000.00	$1,018.90	$6.36

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.50% for Class A, 2.25% for Class B, 2.25% for Class C and 1.25% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS A	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008[1]

Net asset value, beginning of period	$9.06	$10.00

Income from investment operations
Net investment income (loss)	0	(0.02)
Net realized and unrealized gains or losses on investments	(3.82)	(0.92)

Total from investment operations	(3.82)	(0.94)

Net asset value, end of period	$5.24	$9.06

Total return[2]	(42.16)%	(9.40)%

Ratios and supplemental data
Net assets, end of period (thousands)	$13,322	$563
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.50%[3]	1.50%[3]
Expenses excluding waivers/reimbursements and expense reductions	2.32%[3]	5.15%[3]
Net investment income (loss)	(0.17)%[3]	(0.44)%[3]
Portfolio turnover rate	209%	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS B	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008[1]

Net asset value, beginning of period	$9.04	$10.00

Income from investment operations
Net investment income (loss)	(0.03)[2]	(0.06)
Net realized and unrealized gains or losses on investments	(3.80)	(0.90)

Total from investment operations	(3.83)	(0.96)

Net asset value, end of period	$5.21	$9.04

Total return[3]	(42.37)%	(9.60)%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,412	$533
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.25%[4]	2.25%[4]
Expenses excluding waivers/reimbursements and expense reductions	3.07%[4]	5.90%[4]
Net investment income (loss)	(0.87)%[4]	(1.18)%[4]
Portfolio turnover rate	209%	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS C	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008[1]

Net asset value, beginning of period	$9.04	$10.00

Income from investment operations
Net investment income (loss)	(0.03)[2]	(0.07)
Net realized and unrealized gains or losses on investments	(3.80)	(0.89)

Total from investment operations	(3.83)	(0.96)

Net asset value, end of period	$5.21	$9.04

Total return[3]	(42.37)%	(9.60)%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,108	$477
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.25%[4]	2.25%[4]
Expenses excluding waivers/reimbursements and expense reductions	3.07%[4]	5.90%[4]
Net investment income (loss)	(0.87)%[4]	(1.18)%[4]
Portfolio turnover rate	209%	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS I	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008[1]

Net asset value, beginning of period	$9.07	$10.00

Income from investment operations
Net investment income (loss)	0 [2]	(0.01)
Net realized and unrealized gains or losses on investments	(3.81)	(0.92)

Total from investment operations	(3.81)	(0.93)

Net asset value, end of period	$5.26	$9.07

Total return	(42.01)%	(9.30)%

Ratios and supplemental data
Net assets, end of period (thousands)	$10,333	$3,221
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%[3]	1.25%[3]
Expenses excluding waivers/reimbursements and expense reductions	2.07%[3]	4.90%[3]
Net investment income (loss)	0.16%[3]	(0.18)%[3]
Portfolio turnover rate	209%	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Annualized

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS 97.5%
CONSUMER DISCRETIONARY 12.3%
Household Durables 1.9%
Snap-On, Inc.	18,835	$568,440

Leisure Equipment & Products 2.1%
Hasbro, Inc.	25,905	625,088

Media 2.1%
DreamWorks Animation SKG, Inc., Class A *	29,145	639,733

Multiline Retail 2.2%
Family Dollar Stores, Inc.	23,645	656,621

Specialty Retail 2.0%
Ross Stores, Inc.	20,835	612,966

Textiles, Apparel & Luxury Goods 2.0%
Wolverine World Wide, Inc.	32,955	597,804

CONSUMER STAPLES 5.1%
Food & Staples Retailing 1.5%
Casey’s General Stores, Inc.	21,205	450,606

Food Products 3.6%
Corn Products International, Inc.	25,305	585,811
Darling International, Inc. *	109,544	502,807

		1,088,618

ENERGY 8.0%
Energy Equipment & Services 6.8%
Cameron International Corp. *	24,015	556,188
Helmerich & Payne, Inc.	20,020	449,649
Noble Corp.	20,925	568,114
Unit Corp. *	18,415	459,270

		2,033,221

Oil, Gas & Consumable Fuels 1.2%
Massey Energy Co.	24,180	367,052

FINANCIALS 15.8%
Capital Markets 4.2%
Federated Investors, Inc.	34,035	664,364
Knight Capital Group, Inc., Class A *	34,005	613,110

		1,277,474

Commercial Banks 1.7%
Cullen/Frost Bankers, Inc.	12,095	529,398

Diversified Financial Services 2.0%
NASDAQ OMX Group, Inc. *	27,105	591,431

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 5.8%
American Financial Group, Inc.	31,575	$536,144
HCC Insurance Holdings, Inc.	26,840	628,324
Platinum Underwriters Holdings, Ltd.	21,330	593,187

		1,757,655

Real Estate Investment Trusts (REITs) 2.1%
Digital Realty Trust, Inc.	19,630	626,197

HEALTH CARE 16.1%
Health Care Equipment & Supplies 1.8%
STERIS Corp.	20,380	542,108

Health Care Providers & Services 5.9%
AmerisourceBergen Corp.	17,110	621,435
Express Scripts, Inc. *	10,585	569,050
Laboratory Corporation of America Holdings *	9,880	584,896

		1,775,381

Life Sciences Tools & Services 4.1%
Life Technologies Corp. *	26,930	685,638
Waters Corp. *	15,590	563,890

		1,249,528

Pharmaceuticals 4.3%
Endo Pharmaceuticals Holdings, Inc. *	28,570	641,968
Watson Pharmaceuticals, Inc. *	23,630	644,626

		1,286,594

INDUSTRIALS 15.1%
Aerospace & Defense 2.1%
Goodrich Corp.	16,170	625,132

Air Freight & Logistics 1.8%
Pacer International, Inc.	62,612	538,463

Commercial Services & Supplies 1.5%
Brink’s Co.	17,080	451,424

Electrical Equipment 6.1%
Cooper Industries, Inc.	25,320	681,361
GrafTech International, Ltd. *	74,350	595,544
Woodward Governor Co.	27,683	569,439

		1,846,344

Machinery 2.0%
Gardner Denver, Inc. *	28,210	614,132

Marine 1.6%
TBS International, Ltd., Class A *	48,335	475,617

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 14.6%
Communications Equipment 2.1%
Harris Corp.	14,435	$624,891

Electronic Equipment, Instruments & Components 2.0%
Amphenol Corp., Class A	23,575	616,486

IT Services 4.4%
Genpact, Ltd. *	84,775	694,307
NeuStar, Inc., Class A *	46,000	626,520

		1,320,827

Software 6.1%
Ansys, Inc. *	22,240	552,887
BMC Software, Inc. *	25,945	657,187
Sybase, Inc. *	23,623	645,144

		1,855,218

MATERIALS 4.4%
Chemicals 4.4%
Albemarle Corp.	29,960	666,610
FMC Corp.	14,975	668,184

		1,334,794

TELECOMMUNICATION SERVICES 2.0%
Diversified Telecommunication Services 2.0%
CenturyTel, Inc.	22,820	619,335

UTILITIES 4.1%
Gas Utilities 2.2%
Energen Corp.	22,200	648,462

Multi-Utilities 1.9%
MDU Resources Group, Inc.	29,370	584,169

Total Investments (cost $42,385,539) 97.5%		29,431,209
Other Assets and Liabilities 2.5%		743,353

Net Assets 100.0%		$30,174,562

*	Non-income producing security

The following table shows the percent of total long-term investments by sector as of January 31, 2009:

Health Care	16.5%
Financials	16.2%
Industrials	15.5%
Information Technology	15.0%
Consumer Discretionary	12.6%
Energy	8.2%
Consumer Staples	5.2%
Materials	4.5%
Utilities	4.2%
Telecommunication Services	2.1%

100.0%

See Notes to Financial Statements

13

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2009 (unaudited)

Assets
Investments in unaffiliated issuers, at value (cost $42,385,539)	$29,431,209
Receivable for securities sold	2,345,305
Receivable for Fund shares sold	3,387
Dividends receivable	12,484
Receivable from investment advisor	510
Prepaid expenses and other assets	62,100

Total assets	31,854,995

Liabilities
Payable for securities purchased	1,247,826
Payable for Fund shares redeemed	42,510
Due to custodian bank	369,276
Distribution Plan expenses payable	827
Due to other related parties	2,243
Accrued expenses and other liabilities	17,751

Total liabilities	1,680,433

Net assets	$30,174,562

Net assets represented by
Paid-in capital	$55,597,461
Undistributed net investment loss	(28,464)
Accumulated net realized losses on investments	(12,440,105)
Net unrealized losses on investments	(12,954,330)

Total net assets	$30,174,562

Net assets consists of
Class A	$13,321,639
Class B	3,411,682
Class C	3,108,133
Class I	10,333,108

Total net assets	$30,174,562

Shares outstanding (unlimited number of shares authorized)
Class A	2,541,271
Class B	654,939
Class C	596,410
Class I	1,965,285

Net asset value per share
Class A	$5.24
Class A — Offering price (based on sales charge of 5.75%)	$5.56
Class B	$5.21
Class C	$5.21
Class I	$5.26

See Notes to Financial Statements

14

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2009 (unaudited)

Investment income
Dividends	$183,671
Income from affiliate	5,333

Total investment income	189,004

Expenses
Advisory fee	110,252
Distribution Plan expenses
Class A	14,446
Class B	16,205
Class C	14,553
Administrative services fee	13,782
Transfer agent fees	91,647
Trustees’ fees and expenses	357
Printing and postage expenses	15,180
Custodian and accounting fees	4,385
Registration and filing fees	32,173
Professional fees	16,742
Other	1,172

Total expenses	330,894
Less: Expense reductions	(43)
Fee waivers and expense reimbursements	(113,377)

Net expenses	217,474

Net investment loss	(28,470)

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(12,272,292)
Net change in unrealized gains or losses on investments	(11,005,963)

Net realized and unrealized gains or losses on investments	(23,278,255)

Net decrease in net assets resulting from operations	$(23,306,725)

See Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31, 2008 (a)

Operations
Net investment loss		$(28,470)		$(12,249)
Net realized losses on investments		(12,272,292)		(168,297)
Net change in unrealized gains or losses on investments		(11,005,963)		(306,685)

Net decrease in net assets resulting from operations		(23,306,725)		(487,231)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	0	0	62,104	617,602
Class B	0	0	61,327	612,555
Class C	478,161	4,126,473	52,813	526,112
Class I	1,429,255	11,847,984	354,994	3,546,130

		15,974,457		5,302,399

Automatic conversion of Class B shares to Class A shares
Class A	41,578	235,034	0	0
Class B	(41,776)	(235,034)	0	0

		0		0

Payment for shares redeemed
Class A	(823,551)	(6,034,956)	0	0
Class B	(1,323,231)	(11,235,463)	(2,367)	(20,908)
Class C	(141,458)	(776,705)	0	0
Class I	(572,106)	(3,292,504)	(44)	(404)

		(21,339,628)		(21,312)

Net asset value of shares issued in acquisition
Class A	3,261,140	28,499,620	0	0
Class B	1,960,986	17,182,075	0	0
Class C	206,894	1,809,299	0	0
Class I	753,186	6,561,608	0	0

		54,052,602		0

Net increase in net assets resulting from capital share transactions		48,687,431		5,281,087

Total increase in net assets		25,380,706		4,793,856
Net assets
Beginning of period		4,793,856		0

End of period		$30,174,562		$4,793,856

Undistributed net investment income (loss)		$(28,464)		$6

(a)	For the period from December 17, 2007 (commencement of operations), to July 31, 2008.

See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Golden Core Opportunities Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

c. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting

17

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.80% and declining to 0.70% as average daily net assets increase. For the six months ended January 31, 2009, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Golden Capital Management, LLC (“Golden Capital”) is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund. Wachovia Alternative Strategies, Inc., an affiliate of EIMC and a subsidiary of Wells Fargo, owns an approximately 45% minority interest in Golden Capital.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new

18

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with the sub-advisor to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the six months ended January 31, 2009, EIMC contractually and voluntarily waived its advisory fee in the amount of $95,524 and $14,728, respectively, and contractually reimbursed other expenses in the amount of $3,125.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the six months ended January 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended January 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.67% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the six months ended January 31, 2009, EIS received $126 from the sale of Class A shares and $6,419 and $653 in contingent deferred sales charges from redemption of Class B and Class C shares, respectively.

5. ACQUISITION

Effective at the close of business on September 19, 2008, the Fund acquired the net assets of Evergreen Special Equity Fund in a tax-free exchange for Class A, Class B, Class C, and Class I shares of the Fund. Shares were issued to Class A, Class B, Class C, Class I and

19

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Class IS shareholders of Evergreen Special Equity Fund at an exchange ratio of 1.22, 1.14, 1.14, 1.28 and 1.23 for Class A, Class B, Class C, Class I and Class A shares, respectively, of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $1,641,682. The aggregate net assets of the Fund and Special Equity Fund immediately prior to the acquisition were $4,929,372 and $54,052,602, respectively. The aggregate net assets of the Fund immediately after the acquisition were $58,981,974.

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $57,813,070 and $61,581,346, respectively, for the six months ended January 31, 2009.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of January 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$29,431,209
Level 2 – Other Significant Observable Inputs	0
Level 3 – Significant Unobservable Inputs	0

Total	$29,431,209

On January 31, 2009, the aggregate cost of securities for federal income tax purposes was $42,459,926. The gross unrealized appreciation and depreciation on securities based on tax cost was $184,563 and $13,213,280, respectively, with a net unrealized depreciation of $13,028,717.

20

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2008, the Fund incurred and elected to defer post-October losses of $168,043.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2009, the Fund did not participate in the interfund lending program.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. During the six months ended January 31, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning

21

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

22

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On March 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider a number of proposals. On December 1, 2008, the record date for the meeting, the Fund had $29,361,810 of net assets outstanding of which $15,546,062 (52.95%) of net assets were represented at the meeting.

Proposal 1a — To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net Assets voted “For”	$14,862,471
Net Assets voted “Against”	$287,795
Net Assets voted “Abstain”	$395,796

Proposal 1b — To consider and act upon a new sub-advisory agreement with Golden Capital Management, LLC:

Net Assets voted “For”	$14,764,520
Net Assets voted “Against”	$399,853
Net Assets voted “Abstain”	$381,689

23

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

24

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

25

581816 rv1 03/2009

Evergreen Golden Large Cap Core Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
14	STATEMENT OF ASSETS AND LIABILITIES
15	STATEMENT OF OPERATIONS
16	STATEMENTS OF CHANGES IN NET ASSETS
17	NOTES TO FINANCIAL STATEMENTS
23	ADDITIONAL INFORMATION
24	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

March 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Golden Large Cap Core Fund for the six-month period ended January 31, 2009 (the “period”).

During the latter half of 2008, one of the worst periods in the history of the financial markets developed as the crises in housing and credit forced the economy into recession, and by extension, the financial markets fell into turmoil. While the U.S. economy held up relatively well in the first half of 2008, these gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. Meanwhile, home prices continued to fall and job losses persisted. Finally, September 2008 marked the crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”), enacted to purchase distressed mortgage-related securities, until the Treasury decided against it one month after TARP’s approval. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During this period of unprecedented events, the Golden fund management teams pursued strategies based on each fund’s objective. Evergreen Golden Large Cap Core Fund sought undervalued large cap companies likely to meet or exceed earnings expectations. Evergreen Golden Mid Cap Core Fund sought undervalued, mid cap companies similar to those found in the Russell Midcap Index. Evergreen Golden Core Opportunities Fund sought undervalued stocks of small to mid cap companies similar to those found in the Russell 2500 Index.

1

LETTER TO SHAREHOLDERS continued

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

3

FUND AT A GLANCE

as of January 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Golden Capital Management, LLC

Portfolio Manager:

Jeff C. Moser, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 12/31/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/17/2007

Class inception date	Class A 12/17/2007	Class B 12/17/2007	Class C 12/17/2007	Class I 12/17/2007

Nasdaq symbol	EGOAX	EGOBX	EGOCX	EGOIX

6-month return with sales charge	-34.21%	-33.83%	-31.13%	N/A

6-month return w/o sales charge	-30.16%	-30.35%	-30.43%	-30.10%

Average annual return*

1-year with sales charge	-38.63%	-38.54%	-36.02%	N/A

1-year w/o sales charge	-34.91%	-35.31%	-35.38%	-34.78%

Since portfolio inception	-38.68%	-37.95%	-35.72%	-35.19%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance results are extremely short term, and may not provide an adequate basis for evaluating a fund’s performance over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund’s recent inception, existing market and economic conditions and the increased potential of a small number of stocks affecting fund performance due to the smaller asset size. Most mutual funds are intended to be long-term investments.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is waiving its advisory fee and reimbursing the fund for a portion of other expenses. Had the fee not been waived and expenses not reimbursed, returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Golden Large Cap Core Fund Class A shares versus a similar investment in the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Since the fund tends to invest in a smaller number of stocks than many similar mutual funds, changes in the value of individual stocks may have a larger impact on its net asset value than such fluctuations would if the fund were more broadly invested.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of January 31, 2009, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2008 to January 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 8/1/2008	Ending Account Value 1/31/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$698.42	$4.92
Class B	$1,000.00	$696.46	$8.12
Class C	$1,000.00	$695.66	$8.12
Class I	$1,000.00	$698.96	$3.85
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.41	$5.85
Class B	$1,000.00	$1,015.63	$9.65
Class C	$1,000.00	$1,015.63	$9.65
Class I	$1,000.00	$1,020.67	$4.58

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.15% for Class A, 1.90% for Class B, 1.90% for Class C and 0.90% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS A	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008[1]

Net asset value, beginning of period	$8.77	$10.00

Income from investment operations
Net investment income (loss)	0.04	0.03
Net realized and unrealized gains or losses on investments	(2.68)	(1.26)

Total from investment operations	(2.64)	(1.23)

Distributions to shareholders from
Net investment income	(0.07)	0

Net asset value, end of period	$6.06	$8.77

Total return[2]	(30.16)%	(12.30)%

Ratios and supplemental data
Net assets, end of period (thousands)	$479	$604
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.15%[3]	1.15%[3]
Expenses excluding waivers/reimbursements and expense reductions	4.20%[3]	5.03%[3]
Net investment income (loss)	1.10%[3]	0.69%[3]
Portfolio turnover rate	23%	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS B	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008[1]

Net asset value, beginning of period	$8.75	$10.00

Income from investment operations
Net investment income (loss)	0.01	0
Net realized and unrealized gains or losses on investments	(2.67)	(1.25)

Total from investment operations	(2.66)	(1.25)

Distributions to shareholders from
Net investment income	0 [2]	0

Net asset value, end of period	$6.09	$8.75

Total return[3]	(30.35)%	(12.50)%

Ratios and supplemental data
Net assets, end of period (thousands)	$333	$455
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.90%[4]	1.90%[4]
Expenses excluding waivers/reimbursements and expense reductions	4.95%[4]	5.78%[4]
Net investment income (loss)	0.36%[4]	(0.07)%[4]
Portfolio turnover rate	23%	23%

1	For the period from December 17, 2007 (commencement of operations), to July 31, 2008.
2	Amount represents less than $0.005 per share.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS C	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008[1]

Net asset value, beginning of period	$8.75	$10.00

Income from investment operations
Net investment income (loss)	0.01	0
Net realized and unrealized gains or losses on investments	(2.67)	(1.25)

Total from investment operations	(2.66)	(1.25)

Distributions to shareholders from
Net investment income	(0.03)	0

Net asset value, end of period	$6.06	$8.75

Total return[2]	(30.43)%	(12.50)%

Ratios and supplemental data
Net assets, end of period (thousands)	$892	$942
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.90%[3]	1.90%[3]
Expenses excluding waivers/reimbursements and expense reductions	4.95%[3]	5.78%[3]
Net investment income (loss)	0.36%[3]	(0.06)%[3]
Portfolio turnover rate	23%	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS I	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008[1]

Net asset value, beginning of period	$8.79	$10.00

Income from investment operations
Net investment income (loss)	0.05	0.05
Net realized and unrealized gains or losses on investments	(2.69)	(1.26)

Total from investment operations	(2.64)	(1.21)

Distributions to shareholders from
Net investment income	(0.09)	0

Net asset value, end of period	$6.06	$8.79

Total return	(30.10)%	(12.10)%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,225	$3,149
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.90%[2]	0.90%[2]
Expenses excluding waivers/reimbursements and expense reductions	3.95%[2]	4.78%[2]
Net investment income (loss)	1.36%[2]	0.93%[2]
Portfolio turnover rate	23%	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Annualized

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS 97.3%
CONSUMER DISCRETIONARY 8.2%
Hotels, Restaurants & Leisure 2.2%
McDonald’s Corp.	1,515	$87,900

Specialty Retail 4.0%
Gap, Inc.	5,360	60,461
Ross Stores, Inc.	3,285	96,645

		157,106

Textiles, Apparel & Luxury Goods 2.0%
Nike, Inc., Class B	1,685	76,246

CONSUMER STAPLES 11.2%
Food Products 6.7%
Archer Daniels Midland Co.	2,835	77,687
General Mills, Inc.	1,630	96,415
Kellogg Co.	2,015	88,035

		262,137

Household Products 4.5%
Colgate-Palmolive Co.	1,340	87,154
Procter & Gamble Co.	1,685	91,832

		178,986

ENERGY 11.9%
Energy Equipment & Services 2.2%
Noble Corp.	1,730	46,970
Oil States International, Inc. *	2,095	38,359

		85,329

Oil, Gas & Consumable Fuels 9.7%
Chevron Corp.	1,170	82,508
ConocoPhillips	1,305	62,027
Exxon Mobil Corp.	1,270	97,130
Noble Energy, Inc.	1,185	57,982
Occidental Petroleum Corp.	1,510	82,370

		382,017

FINANCIALS 9.7%
Capital Markets 1.1%
State Street Corp.	1,930	44,911

Diversified Financial Services 1.6%
JPMorgan Chase & Co.	2,440	62,244

Insurance 7.0%
ACE, Ltd.	2,145	93,651
AON Corp.	2,495	92,440
Chubb Corp.	2,050	87,289

		273,380

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
HEALTH CARE 20.4%
Biotechnology 1.9%
Amgen, Inc. *	1,380	$75,693

Health Care Equipment & Supplies 9.4%
Baxter International, Inc.	1,845	108,209
Becton Dickinson & Co.	1,315	95,561
Covidien, Ltd.	2,000	76,680
St. Jude Medical, Inc. *	2,500	90,925

		371,375

Pharmaceuticals 9.1%
Bristol-Myers Squibb Co.	4,790	102,554
Johnson & Johnson	1,590	91,727
Pfizer, Inc.	4,750	69,255
Watson Pharmaceuticals, Inc. *	3,410	93,025

		356,561

INDUSTRIALS 10.5%
Aerospace & Defense 5.5%
Lockheed Martin Corp.	1,040	85,321
Precision Castparts Corp.	965	62,677
United Technologies Corp.	1,425	68,386

		216,384

Electrical Equipment 3.5%
Cooper Industries, Inc.	2,600	69,966
Emerson Electric Co.	2,090	68,343

		138,309

Road & Rail 1.5%
Norfolk Southern Corp.	1,490	57,156

INFORMATION TECHNOLOGY 14.7%
Computers & Peripherals 4.1%
Hewlett-Packard Co.	2,265	78,709
International Business Machines Corp.	910	83,401

		162,110

Electronic Equipment, Instruments & Components 1.4%
Agilent Technologies, Inc. *	3,060	55,325

IT Services 1.9%
Accenture, Ltd., Class A	2,340	73,850

Semiconductors & Semiconductor Equipment 1.6%
Intel Corp.	4,770	61,533

Software 5.7%
BMC Software, Inc. *	3,165	80,169

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software continued
CA, Inc.	4,730	$85,093
Microsoft Corp.	3,495	59,765

		225,027

MATERIALS 2.9%
Chemicals 1.9%
Praxair, Inc.	1,220	75,957

Containers & Packaging 1.0%
Owens-Illinois, Inc. *	2,065	39,235

TELECOMMUNICATION SERVICES 4.1%
Diversified Telecommunication Services 4.1%
AT&T, Inc.	2,905	71,521
Verizon Communications, Inc.	3,010	89,909

		161,430

UTILITIES 3.7%
Electric Utilities 1.6%
FirstEnergy Corp.	1,275	63,737

Multi-Utilities 2.1%
Sempra Energy	1,840	80,666

Total Common Stocks (cost $5,252,006)		3,824,604

SHORT-TERM INVESTMENTS 1.8%
MUTUAL FUND SHARES 1.8%
Evergreen Institutional Money Market Fund, Class I, 0.84% q ø (cost $69,290)	69,290	69,290

Total Investments (cost $5,321,296) 99.1%		3,893,894
Other Assets and Liabilities 0.9%		35,580

Net Assets 100.0%		$3,929,474

*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percentage of long-term investments by sector as of January 31, 2009:

Health Care	21.0%
Information Technology	15.1%
Energy	12.2%
Consumer Staples	11.5%
Industrials	10.8%
Financials	10.0%
Consumer Discretionary	8.4%
Telecommunication Services	4.2%
Utilities	3.8%
Materials	3.0%

100.0%

See Notes to Financial Statements

13

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2009 (unaudited)

Assets
Investment in unaffiliated issuers, at value (cost $5,252,006)	$3,824,604
Investments in affiliated issuers, at value (cost $69,290)	69,290

Total investments	3,893,894
Receivable for securities sold	60,779
Receivable for Fund shares sold	11,200
Dividends receivable	7,383
Receivable from investment advisor	1,019
Prepaid expenses and other assets	52,763

Total assets	4,027,038

Liabilities
Payable for securities purchased	77,687
Payable for Fund shares redeemed	68
Distribution Plan expenses payable	111
Due to other related parties	632
Printing and postage expenses payable	15,760
Accrued expenses and other liabilities	3,306

Total liabilities	97,564

Net assets	$3,929,474

Net assets represented by
Paid-in capital	$6,218,256
Undistributed net investment income	3,526
Accumulated net realized losses on investments	(864,906)
Net unrealized losses on investments	(1,427,402)

Total net assets	$3,929,474

Net assets consists of
Class A	$478,514
Class B	333,374
Class C	892,437
Class I	2,225,149

Total net assets	$3,929,474

Shares outstanding (unlimited number of shares authorized)
Class A	78,922
Class B	54,770
Class C	147,217
Class I	366,893

Net asset value per share
Class A	$6.06
Class A — Offering price (based on sales charge of 5.75%)	$6.43
Class B	$6.09
Class C	$6.06
Class I	$6.06

See Notes to Financial Statements

14

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2009 (unaudited)

Investment income
Dividends	$48,770
Income from affiliate	1,185

Total investment income	49,955

Expenses
Advisory fee	13,712
Distribution Plan expenses
Class A	635
Class B	1,948
Class C	4,427
Administrative services fee	2,212
Transfer agent fees	862
Trustees’ fees and expenses	23
Printing and postage expenses	14,807
Custodian and accounting fees	2,991
Registration and filing fees	39,475
Professional fees	12,911
Other	396

Total expenses	94,399
Less: Expense reductions	(9)
Fee waivers and expense reimbursements	(67,477)

Net expenses	26,913

Net investment income	23,042

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(678,185)
Net change in unrealized gains or losses on investments	(929,778)

Net realized and unrealized gains or losses on investments	(1,607,963)

Net decrease in net assets resulting from operations	$(1,584,921)

See Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31, 2008 (a)

Operations
Net investment income		$23,042		$20,818
Net realized losses on investments		(678,185)		(186,721)
Net change in unrealized gains or losses on investments		(929,778)		(497,624)

Net decrease in net assets resulting from operations		(1,584,921)		(663,527)

Distributions to shareholders from
Net investment income
Class A		(4,731)		0
Class B		(232)		0
Class C		(3,725)		0
Class I		(31,646)		0

Total distributions to shareholders		(40,334)		0

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	16,729	106,097	68,985	679,744
Class B	4,692	29,784	52,251	522,212
Class C	49,734	336,973	107,607	1,040,622
Class I	12,116	86,390	358,243	3,574,000

		559,244		5,816,578

Net asset value of shares issued in reinvestment of distributions
Class A	207	1,316	0	0
Class B	3	18	0	0
Class C	287	1,823	0	0
Class I	139	881	0	0

		4,038		0

Payment for shares redeemed
Class A	(6,820)	(45,024)	(179)	(1,747)
Class B	(1,885)	(12,005)	(291)	(2,656)
Class C	(10,411)	(73,300)	0	0
Class I	(3,605)	(26,872)	0	0

		(157,201)		(4,403)

Net increase in net assets resulting from capital share transactions		406,081		5,812,175

Total increase (decrease) in net assets		(1,219,174)		5,148,648
Net assets
Beginning of period		5,148,648		0

End of period		$3,929,474		$5,148,648

Undistributed net investment income		$3,526		$20,818

(a)	For the period from December 17, 2007 (commencement of operations), to July 31, 2008.

See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Golden Large Cap Core Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

c. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting

17

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.62% and declining to 0.45% as average daily net assets increase. For the six months ended January 31, 2009, the advisory fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.

Golden Capital Management, LLC (“Golden Capital”) is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund. Wachovia Alternative Strategies, Inc., an affiliate of EIMC and a subsidiary of Wells Fargo, owns an approximately 45% minority interest in Golden Capital.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service

18

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with the sub-advisor to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the six months ended January 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $13,712 and reimbursed other expenses in the amount of $53,765.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the six months ended January 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the six months ended January 31, 2009 the Fund paid brokerage commissions of $542 to Wachovia Securities, LLC, a broker-dealer affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the six months ended January 31, 2009, EIS received $269 in contingent deferred sales charges from redemptions of Class C shares.

19

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,338,019 and $1,033,038, respectively, for the six months ended January 31, 2009.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) establishes a single authoritative definition of fair value establishes a framework for measuring fair value and expands disclosures about fair value measurements establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of January 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices

$3,893,894
Level 2 – Other Significant Observable Inputs	0
Level 3 – Significant Unobservable Inputs	0

Total	$3,893,894

On January 31, 2009, the aggregate cost of securities for federal income tax purposes was $5,321,356. The gross unrealized appreciation and depreciation on securities based on tax cost was $5,811 and $1,433,273, respectively, with a net unrealized depreciation of $1,427,462.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2008, the Fund incurred and elected to defer post-October losses of $186,721.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2009, the Fund did not participate in the interfund lending program.

20

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. During the six months ended January 31, 2009, the Fund had no borrowings.

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

21

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

22

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On February 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider a number of proposals. On December 1, 2008, the record date for the meeting, the Fund had $3,620,496 of net assets outstanding of which $3,186,352 (88.01%) of net assets were represented at the meeting.

Proposal 1a — To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net Assets voted “For”	$3,168,645
Net Assets voted “Against”	$17,707

Proposal 1b — To consider and act upon a new sub-advisory agreement with Golden Capital Management, LLC:

Net Assets voted “For”	$3,168,645
Net Assets voted “Against”	$17,707

23

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

24

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS

W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

25

581819 rv1 03/2009

Evergreen Golden Mid Cap Core Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
14	STATEMENT OF ASSETS AND LIABILITIES
15	STATEMENT OF OPERATIONS
16	STATEMENTS OF CHANGES IN NET ASSETS
17	NOTES TO FINANCIAL STATEMENTS
23	ADDITIONAL INFORMATION
24	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

March 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Golden Mid Cap Core Fund for the six-month period ended January 31, 2009 (the “period”).

During the latter half of 2008, one of the worst periods in the history of the financial markets developed as the crises in housing and credit forced the economy into recession, and by extension, the financial markets fell into turmoil. While the U.S. economy held up relatively well in the first half of 2008, these gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. Meanwhile, home prices continued to fall and job losses persisted. Finally, September 2008 marked the crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”), enacted to purchase distressed mortgage-related securities, until the Treasury decided against it one month after TARP’s approval. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During this period of unprecedented events, the Golden fund management teams pursued strategies based on each fund’s objective. Evergreen Golden Large Cap Core Fund sought undervalued large cap companies likely to meet or exceed earnings expectations. Evergreen Golden Mid Cap Core Fund sought undervalued, mid cap companies similar to those found in the Russell Midcap Index. Evergreen Golden Core Opportunities Fund sought undervalued stocks of small to mid cap companies similar to those found in the Russell 2500 Index.

1

LETTER TO SHAREHOLDERS continued

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

3

FUND AT A GLANCE

as of January 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Golden Capital Management, LLC

Portfolio Manager:

John R. Campbell, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 12/31/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/17/2007

	Class A	Class B	Class C	Class I
Class inception date	12/17/2007	12/17/2007	12/17/2007	12/17/2007

Nasdaq symbol	EGMAX	EGMBX	EGMCX	EGMIX

6-month return with sales charge	-41.38%	-41.14%	-38.66%	N/A

6-month return w/o sales charge	-37.80%	-38.04%	-38.04%	-37.80%

Average annual return*

1-year with sales charge	-42.22%	-42.23%	-39.80%	N/A

1-year w/o sales charge	-38.69%	-39.19%	-39.19%	-38.68%

Since portfolio inception	-43.29%	-42.72%	-40.61%	-40.16%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance results are extremely short term, and may not provide an adequate basis for evaluating a fund’s performance over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund’s recent inception, existing market and economic conditions and the increased potential of a small number of stocks affecting fund performance due to the smaller asset size. Most mutual funds are intended to be long-term investments.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is waiving its advisory fee and reimbursing the fund for a portion of other expenses. Had the fee not been waived and expenses not reimbursed, returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Golden Mid Cap Core Fund Class A shares versus a similar investment in the Russell Midcap Index (Russell Midcap) and the Consumer Price Index (CPI).

The Russell Midcap is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Since the fund tends to invest in a smaller number of stocks than many similar mutual funds, changes in the value of individual stocks may have a larger impact on its net asset value than such fluctuations would if the fund were more broadly invested.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of January 31, 2009, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2008 to January 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	8/1/2008	1/31/2009	During Period*

Actual
Class A	$1,000.00	$ 621.95	$ 5.11
Class B	$1,000.00	$ 619.58	$ 8.16
Class C	$1,000.00	$ 619.58	$ 8.16
Class I	$1,000.00	$ 622.02	$ 4.09
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.90	$ 6.36
Class B	$1,000.00	$1,015.12	$10.16
Class C	$1,000.00	$1,015.12	$10.16
Class I	$1,000.00	$1,020.16	$ 5.09

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.25% for Class A, 2.00% for Class B, 2.00% for Class C and 1.00% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS A	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008[1]

Net asset value, beginning of period	$9.02	$10.00

Income from investment operations
Net investment income (loss)	0.01	0
Net realized and unrealized gains or losses on investments	(3.42)	(0.98)

Total from investment operations	(3.41)	(0.98)

Net asset value, end of period	$5.61	$9.02

Total return[2]	(37.80)%	(9.80)%

Ratios and supplemental data
Net assets, end of period (thousands)	$355	$542
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%[3]	1.25%[3]
Expenses excluding waivers/reimbursements and expense reductions	4.50%[3]	5.16%[3]
Net investment income (loss)	0.19%[3]	0.03%[3]
Portfolio turnover rate	44%	24%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS B	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008[1]

Net asset value, beginning of period	$8.99	$10.00

Income from investment operations
Net investment income (loss)	(0.02)	(0.04)
Net realized and unrealized gains or losses on investments	(3.40)	(0.97)

Total from investment operations	(3.42)	(1.01)

Net asset value, end of period	$5.57	$8.99

Total return[2]	(38.04)%	(10.10)%

Ratios and supplemental data
Net assets, end of period (thousands)	$285	$466
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.00%[3]	2.00%[3]
Expenses excluding waivers/reimbursements and expense reductions	5.25%[3]	5.91%[3]
Net investment income (loss)	(0.56)%[3]	(0.71)%[3]
Portfolio turnover rate	44%	24%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS C	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008[1]

Net asset value, beginning of period	$8.99	$10.00

Income from investment operations
Net investment income (loss)	(0.01)	(0.04)
Net realized and unrealized gains or losses on investments	(3.41)	(0.97)

Total from investment operations	(3.42)	(1.01)

Net asset value, end of period	$5.57	$8.99

Total return[2]	(38.04)%	(10.10)%

Ratios and supplemental data
Net assets, end of period (thousands)	$350	$453
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.00%[3]	2.00%[3]
Expenses excluding waivers/reimbursements and expense reductions	5.25%[3]	5.91%[3]
Net investment income (loss)	(0.54)%[3]	(0.71)%[3]
Portfolio turnover rate	44%	24%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS I	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008[1]

Net asset value, beginning of period	$9.03	$10.00

Income from investment operations
Net investment income (loss)	0.02 [2]	0.02
Net realized and unrealized gains or losses on investments	(3.43)	(0.99)

Total from investment operations	(3.41)	(0.97)

Distributions to shareholders from
Net investment income	(0.02)	0

Net asset value, end of period	$5.60	$9.03

Total return	(37.80)%	(9.70)%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,079	$3,209
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.00%[3]	1.00%[3]
Expenses excluding waivers/reimbursements and expense reductions	4.25%[3]	4.91%[3]
Net investment income (loss)	0.44%[3]	0.28%[3]
Portfolio turnover rate	44%	24%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Annualized

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS 95.6%
CONSUMER DISCRETIONARY 8.6%
Distributors 2.0%
Genuine Parts Co.	1,945	$62,279

Leisure Equipment & Products 2.1%
Hasbro, Inc.	2,660	64,186

Textiles, Apparel & Luxury Goods 4.5%
Polo Ralph Lauren Corp.	1,600	65,648
Wolverine World Wide, Inc.	4,000	72,560

		138,208

CONSUMER STAPLES 6.9%
Food & Staples Retailing 2.4%
Safeway, Inc.	3,415	73,184

Food Products 4.5%
ConAgra Foods, Inc.	4,370	74,727
H.J. Heinz Co.	1,730	63,145

		137,872

ENERGY 8.5%
Energy Equipment & Services 6.3%
Cameron International Corp. *	3,460	80,134
ENSCO International, Inc.	1,765	48,290
Noble Corp.	2,405	65,296

		193,720

Oil, Gas & Consumable Fuels 2.2%
Massey Energy Co.	4,420	67,095

FINANCIALS 11.8%
Capital Markets 2.2%
TD Ameritrade Holding Corp. *	5,965	67,047

Insurance 4.2%
AON Corp.	1,700	62,985
UnumProvident Corp.	4,765	67,472

		130,457

Real Estate Investment Trusts (REITs) 5.4%
Digital Realty Trust, Inc.	2,970	94,743
Potlatch Corp.	2,760	69,524

		164,267

HEALTH CARE 14.4%
Health Care Equipment & Supplies 2.8%
C.R. Bard, Inc.	980	83,859

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Providers & Services 6.6%
Express Scripts, Inc. *	1,225	$65,856
Laboratory Corp. of America Holdings *	1,110	65,712
Universal Health Services, Inc., Class B	1,865	70,590

		202,158

Life Sciences Tools & Services 2.3%
Life Technologies Corp. *	2,805	71,415

Pharmaceuticals 2.7%
Watson Pharmaceuticals, Inc. *	3,035	82,795

INDUSTRIALS 13.2%
Construction & Engineering 4.9%
Foster Wheeler, Ltd. *	3,595	71,792
KBR, Inc.	5,465	77,384

		149,176

Electrical Equipment 3.5%
GrafTech International, Ltd. *	13,355	106,974

Machinery 2.2%
Dover Corp.	2,435	68,862

Trading Companies & Distributors 2.6%
W.W. Grainger, Inc.	1,100	80,245

INFORMATION TECHNOLOGY 17.0%
Communications Equipment 3.1%
Harris Corp.	2,195	95,022

Computers & Peripherals 2.4%
NCR Corp. *	5,845	73,355

Electronic Equipment, Instruments & Components 2.1%
Mettler-Toledo International, Inc. *	980	65,248

Software 9.4%
Adobe Systems, Inc. *	3,085	59,571
Amdocs, Ltd. *	3,945	66,750
BMC Software, Inc. *	3,410	86,375
CA, Inc.	4,210	75,738

		288,434

MATERIALS 5.2%
Chemicals 5.2%
Albemarle Corp.	2,905	64,636
FMC Corp.	2,105	93,925

		158,561

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 2.9%
Diversified Telecommunication Services 2.9%
Embarq Corp.	2,510	$89,657

UTILITIES 7.1%
Electric Utilities 2.3%
PPL Corp.	2,280	69,905

Multi-Utilities 4.8%
MDU Resources Group, Inc.	3,740	74,388
Sempra Energy	1,695	74,309

		148,697

Total Common Stocks (cost $4,045,584)		2,932,678

SHORT-TERM INVESTMENTS 2.7%
MUTUAL FUND SHARES 2.7%
Evergreen Institutional Money Market Fund, Class I, 0.84% q ø (cost $84,524)	84,524	84,524

Total Investments (cost $4,130,108) 98.3%		3,017,202
Other Assets and Liabilities 1.7%		51,505

Net Assets 100.0%		$3,068,707

*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by sector as of January 31, 2009:

Information Technology	17.8%
Health Care	15.0%
Industrials	13.8%
Financials	12.3%
Consumer Discretionary	9.0%
Energy	8.9%
Utilities	7.5%
Consumer Staples	7.2%
Materials	5.4%
Telecommunication Services	3.1%

100.0%

See Notes to Financial Statements

13

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2009 (unaudited)

Assets
Investments in unaffiliated issuers, at value (cost $4,045,584)	$2,932,678
Investments in affiliated issuers, at value (cost $84,524)	84,524

Total investments	3,017,202
Receivable for securities sold	238,315
Dividends receivable	1,807
Receivable from investment advisor	974
Prepaid expenses and other assets	53,973

Total assets	3,312,271

Liabilities
Payable for securities purchased	230,166
Distribution Plan expenses payable	61
Due to other related parties	192
Accrued expenses and other liabilities	13,145

Total liabilities	243,564

Net assets	$3,068,707

Net assets represented by
Paid-in capital	$5,408,572
Overdistributed net investment income	(798)
Accumulated net realized losses on investments	(1,226,161)
Net unrealized losses on investments	(1,112,906)

Total net assets	$3,068,707

Net assets consists of
Class A	$354,691
Class B	284,762
Class C	349,786
Class I	2,079,468

Total net assets	$3,068,707

Shares outstanding (unlimited number of shares authorized)
Class A	63,273
Class B	51,133
Class C	62,811
Class I	371,030

Net asset value per share
Class A	$5.61
Class A — Offering price (based on sales charge of 5.75%)	$5.95
Class B	$5.57
Class C	$5.57
Class I	$5.60

See Notes to Financial Statements

14

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2009 (unaudited)

Investment income
Dividends	$25,436
Income from affiliate	1,327

Total investment income	26,763

Expenses
Advisory fee	12,079
Distribution Plan expenses
Class A	528
Class B	1,787
Class C	2,002
Administrative services fee	1,858
Transfer agent fees	887
Trustees’ fees and expenses	687
Printing and postage expenses	15,135
Custodian and accounting fees	2,607
Registration and filing fees	30,753
Professional fees	14,155
Other	789

Total expenses	83,267
Less: Expense reductions	(7)
Fee waivers and expense reimbursements	(60,359)

Net expenses	22,901

Net investment income	3,862

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(1,051,687)
Net change in unrealized gains or losses on investments	(785,463)

Net realized and unrealized gains or losses on investments	(1,837,150)

Net decrease in net assets resulting from operations	$(1,833,288)

See Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31, 2008 (a)

Operations
Net investment income		$3,862		$1,758
Net realized losses on investments		(1,051,687)		(174,474)
Net change in unrealized gains or losses on investments		(785,463)		(327,443)

Net decrease in net assets resulting from operations		(1,833,288)		(500,159)

Distributions to shareholders from
Net investment income
Class I		(6,418)		0

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	3,236	20,188	60,052	595,857
Class B	777	5,838	52,283	522,125
Class C	15,247	114,116	50,373	504,437
Class I	15,742	122,450	355,225	3,551,907

		262,592		5,174,326

Net asset value of shares issued in reinvestment of distributions
Class I	63	363	0	0

Payment for shares redeemed
Class A	(15)	(103)	0	0
Class B	(1,484)	(8,478)	(443)	(4,069)
Class C	(2,809)	(16,059)	0	0

		(24,640)		(4,069)

Net increase in net assets resulting from capital share transactions		238,315		5,170,257

Total increase (decrease) in net assets		(1,601,391)		4,670,098
Net assets
Beginning of period		4,670,098		0

End of period		$3,068,707		$4,670,098

Undistributed (overdistributed) net investment income		$(798)		$1,758

(a)	For the period from December 17, 2007 (commencement of operations), to July 31, 2008.

See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Golden Mid Cap Core Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

c. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting

17

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.65% and declining to 0.55% as average daily net assets increase. For the six months ended January 31, 2009, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Golden Capital Management, LLC (“Golden Capital”) is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund. Wachovia Alternative Strategies, Inc., an affiliate of EIMC and a subsidiary of Wells Fargo, owns an approximately 45% minority interest in Golden Capital.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service

18

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with the sub-advisor to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the six months ended January 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $12,079 and reimbursed other expenses in the amount of $48,280.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the six months ended January 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,823,738 and $1,609,418, respectively, for the six months ended January 31, 2009.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the

19

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of January 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$3,017,202
Level 2 – Other Significant Observable Inputs	0
Level 3 – Significant Unobservable Inputs	0

Total	$3,017,202

On January 31, 2009, the aggregate cost of securities for federal income tax purposes was $4,130,108. The gross unrealized appreciation and depreciation on securities based on tax cost was $28,896 and $1,141,802, respectively, with a net unrealized depreciation of $1,112,906.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2008, the Fund incurred and elected to defer post-October losses of $174,474.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2009, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral

20

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. During the six months ended January 31, 2009, the Fund had no borrowings.

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund

21

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

22

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On February 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider a number of proposals. On December 1, 2008, the record date for the meeting, the Fund had $2,771,716 of net assets outstanding of which $2,695,452 (97.25%) of net assets were represented at the meeting.

Proposal 1a — To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$2,695,452

Proposal 1b — To consider and act upon a new sub-advisory agreement with Golden Capital Management, LLC:

Net assets voted “For”	$2,695,452

23

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

24

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

25

581820 rv1 03/2009

Evergreen Intrinsic Value Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
26	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.

Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.

200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

March 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Intrinsic Value Fund for the six-month period ended January 31, 2009 (the “period”).

During the latter half of 2008, one of the worst periods in the history of the financial markets developed as the crises in housing and credit forced the economy into recession, and by extension, the financial markets fell into turmoil. While the U.S. economy held up relatively well in the first half of 2008, these gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. Meanwhile, home prices continued to fall and job losses persisted. Finally, September 2008 marked the crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”), enacted to purchase distressed mortgage-related securities, until the Treasury decided against it one month after TARP’s approval. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During the period, the management teams of Evergreen’s value-oriented equity funds tended to emphasize investments in attractively priced and fundamentally sound corporations. The portfolio manager of Evergreen Disciplined Value Fund, for example, used a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities. The manager of Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500® Index, using a proprietary process to control trading and implementation costs. Management of

1

LETTER TO SHAREHOLDERS continued

Evergreen Equity Income Fund emphasized companies they believe have the ability to maintain and increase their dividends to shareholders. The management of Evergreen Fundamental Large Cap Fund focused on larger corporations with stable earnings growth records while the management of Evergreen Fundamental Mid Cap Value Fund emphasized mid-sized companies selling at what the management believed to be reasonable valuations. The team managing Evergreen Intrinsic Value Fund sought out investments in established companies selling at stock prices below the managers’ estimate of the company’s intrinsic value. Meanwhile, the management of Evergreen Special Values Fund focused on higher-quality companies believed to have reasonable prices and strong balance sheets, and the management of Evergreen Small Cap Value Fund sought to invest in small companies of sound quality at attractive prices.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC are subsidiaries of Wells Fargo.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

3

FUND AT A GLANCE

as of January 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Metropolitan West Capital Management, LLC

Portfolio Managers:

Howard Gleicher, CFA

Gary W. Lisenbee

David M. Graham

Jeffrey Peck

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 12/31/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 8/1/2006

	Class A	Class B	Class C	Class I
Class inception date	8/1/2006	8/1/2006	8/1/2006	8/1/2006

Nasdaq symbol	EIVAX	EIVBX	EIVCX	EIVIX

6-month return with sales charge	-37.07%	-36.78%	-34.14%	N/A

6-month return w/o sales charge	-33.23%	-33.48%	-33.48%	-33.13%

Average annual return*

1-year with sales charge	-42.33%	-42.31%	-39.90%	N/A

1-year w/o sales charge	-38.81%	-39.30%	-39.30%	-38.65%

Since portfolio inception	-14.79%	-14.35%	-13.35%	-12.53%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Intrinsic Value Fund Class A shares versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Since the fund tends to invest in a smaller number of stocks than many similar mutual funds, changes in the value of individual stocks may have a larger impact on its net asset value than such fluctuations would if the fund were more broadly invested.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of January 31, 2009, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2008 to January 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During
	8/1/2008	1/31/2009	Period*

Actual
Class A	$1,000.00	$667.69	$4.67
Class B	$1,000.00	$665.22	$7.89
Class C	$1,000.00	$665.22	$7.93
Class I	$1,000.00	$668.73	$3.74
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.61	$5.65
Class B	$1,000.00	$1,015.73	$9.55
Class C	$1,000.00	$1,015.68	$9.60
Class I	$1,000.00	$1,020.72	$4.53

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.11% for Class A, 1.88% for Class B, 1.89% for Class C and 0.89% for Class I), multiplied by the average account value over the period, multiplied by 184/365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)
		Year Ended July 31,

Class A		2008	2007[1]

Net asset value, beginning of period	$10.19	$11.53	$10.00

Income from investment operations
Net investment income (loss)	0.04	0.09	0.07
Net realized and unrealized gains or losses on investments	(3.42)	(0.96)	1.49

Total from investment operations	(3.38)	(0.87)	1.56

Distributions to shareholders from
Net investment income	(0.04)	(0.05)	(0.03)
Net realized gains	(0.06)	(0.42)	0

Total distributions to shareholders	(0.10)	(0.47)	(0.03)

Net asset value, end of period	$6.71	$10.19	$11.53

Total return[2]	(33.23)%	(7.89)%	15.58%

Ratios and supplemental data
Net assets, end of period (thousands)	$76,099	$88,456	$81,087
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.11%[3]	1.11%	1.21%
Expenses excluding waivers/reimbursements and expense reductions	1.11%[3]	1.12%	1.33%
Net investment income (loss)	1.56%[3]	0.96%	1.14%
Portfolio turnover rate	7%	26%	91%

1	Class A commenced operations on August 1, 2006.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)
		Year Ended July 31,

Class B		2008	2007[1]

Net asset value, beginning of period	$10.11	$11.48	$10.00

Income from investment operations
Net investment income (loss)	0.04	0.02	0.02
Net realized and unrealized gains or losses on investments	(3.42)	(0.97)	1.47

Total from investment operations	(3.38)	(0.95)	1.49

Distributions to shareholders from
Net investment income	0	0	(0.01)
Net realized gains	(0.06)	(0.42)	0

Total distributions to shareholders	(0.06)	(0.42)	(0.01)

Net asset value, end of period	$6.67	$10.11	$11.48

Total return[2]	(33.48)%	(8.58)%	14.89%

Ratios and supplemental data
Net assets, end of period (thousands)	$9,417	$18,248	$24,084
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.88%[3]	1.90%	1.97%
Expenses excluding waivers/reimbursements and expense reductions	1.88%[3]	1.91%	2.09%
Net investment income (loss)	0.78%[3]	0.15%	0.44%
Portfolio turnover rate	7%	26%	91%

1	Class B commenced operations on August 1, 2006.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)
		Year Ended July 31,

Class C		2008	2007[1]

Net asset value, beginning of period	$10.11	$11.48	$10.00

Income from investment operations
Net investment income (loss)	0.03	0.01	0.02
Net realized and unrealized gains or losses on investments	(3.41)	(0.96)	1.47

Total from investment operations	(3.38)	(0.95)	1.49

Distributions to shareholders from
Net investment income	0	0	(0.01)
Net realized gains	(0.06)	(0.42)	0

Total distributions to shareholders	(0.06)	(0.42)	(0.01)

Net asset value, end of period	$6.67	$10.11	$11.48

Total return[2]	(33.48)%	(8.58)%	14.90%

Ratios and supplemental data
Net assets, end of period (thousands)	$15,548	$22,369	$19,640
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.89%[3]	1.90%	1.98%
Expenses excluding waivers/reimbursements and expense reductions	1.89%[3]	1.91%	2.10%
Net investment income (loss)	0.77%[3]	0.18%	0.31%
Portfolio turnover rate	7%	26%	91%

1	Class C commenced operations on August 1, 2006.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)
		Year Ended July 31,

Class I		2008	2007[1]

Net asset value, beginning of period	$10.22	$11.55	$10.00

Income from investment operations
Net investment income (loss)	0.05	0.14 [2]	0.10
Net realized and unrealized gains or losses on investments	(3.43)	(0.98)	1.48

Total from investment operations	(3.38)	(0.84)	1.58

Distributions to shareholders from
Net investment income	(0.05)	(0.07)	(0.03)
Net realized gains	(0.06)	(0.42)	0

Total distributions to shareholders	(0.11)	(0.49)	(0.03)

Net asset value, end of period	$6.73	$10.22	$11.55

Total return	(33.13)%	(7.66)%	15.84%

Ratios and supplemental data
Net assets, end of period (thousands)	$262,331	$299,456	$61,469
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.89%[3]	0.88%	0.99%
Expenses excluding waivers/reimbursements and expense reductions	0.89%[3]	0.89%	1.11%
Net investment income (loss)	1.79%[3]	1.25%	1.18%
Portfolio turnover rate	7%	26%	91%

1	Class I commenced operations on August 1, 2006.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Annualized

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS 96.7%
CONSUMER DISCRETIONARY 10.7%
Auto Components 1.3%
Gentex Corp. Þ	579,000	$4,857,810

Media 2.9%
Time Warner, Inc.	1,100,000	10,263,000
Warner Music Group Corp.	177,700	364,285

		10,627,285

Multiline Retail 1.4%
J.C. Penney Co., Inc.	300,000	5,025,000

Specialty Retail 2.7%
Home Depot, Inc. Þ	450,000	9,688,500

Textiles, Apparel & Luxury Goods 2.4%
Polo Ralph Lauren Corp. Þ	208,000	8,534,240

CONSUMER STAPLES 19.0%
Beverages 2.4%
Diageo plc, ADR	160,000	8,694,400

Food & Staples Retailing 4.5%
Safeway, Inc. Þ	448,000	9,600,640
Sysco Corp.	312,790	6,972,089

		16,572,729

Food Products 9.7%
Archer Daniels Midland Co.	450,000	12,321,000
ConAgra Foods, Inc. Þ	695,000	11,884,500
Kellogg Co.	250,000	10,922,500

		35,128,000

Personal Products 2.4%
L’Oreal Co., ADR	650,000	8,612,500

ENERGY 5.1%
Energy Equipment & Services 1.8%
Weatherford International, Ltd. * Þ	600,000	6,618,000

Oil, Gas & Consumable Fuels 3.3%
ConocoPhillips	250,000	11,882,500

FINANCIALS 12.7%
Capital Markets 2.4%
Charles Schwab Corp.	277,530	3,771,633
Morgan Stanley	250,000	5,057,500

		8,829,133

Commercial Banks 5.7%
East West Bancorp, Inc. Þ	330,000	3,131,700
Mitsubishi UFJ Financial Group, Inc., ADS Þ	1,783,000	9,806,500
Synovus Financial Corp. Þ	1,000,000	3,960,000
Zions Bancorp Þ	250,000	3,730,000

		20,628,200

Diversified Financial Services 3.3%
Bank of America Corp.	386,774	2,544,973

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Diversified Financial Services continued
JPMorgan Chase & Co.	370,000	$9,438,700

		11,983,673

Insurance 1.3%
AFLAC, Inc.	200,000	4,642,000

HEALTH CARE 9.3%
Health Care Equipment & Supplies 5.6%
Baxter International, Inc.	230,000	13,489,500
Hospira, Inc.	270,000	6,723,000

		20,212,500

Health Care Providers & Services 1.1%
Universal Health Services, Inc., Class B	109,580	4,147,603

Pharmaceuticals 2.6%
Eli Lilly & Co. Þ	260,000	9,573,200

INDUSTRIALS 9.4%
Aerospace & Defense 5.2%
Boeing Co.	229,000	9,688,990
Northrop Grumman Corp.	195,000	9,383,400

		19,072,390

Electrical Equipment 1.8%
Thomas & Betts Corp.	300,000	6,417,000

Machinery 2.4%
Deere & Co.	247,000	8,580,780

INFORMATION TECHNOLOGY 17.1%
Computers & Peripherals 9.8%
Apple, Inc.	140,000	12,618,200
EMC Corp. Þ	930,000	10,267,200
International Business Machines Corp.	137,000	12,556,050

		35,441,450

Electronic Equipment, Instruments & Components 1.5%
Molex, Inc.	129,000	1,724,730
Molex, Inc., Class A	319,000	3,898,180

		5,622,910

Semiconductors & Semiconductor Equipment 2.2%
Texas Instruments, Inc. Þ	530,000	7,923,500

Software 3.6%
Oracle Corp. * Þ	780,000	13,127,400

MATERIALS 2.3%
Chemicals 2.3%
Air Products & Chemicals, Inc. Þ	170,000	8,551,000

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 2.8%
Wireless Telecommunication Services 2.8%
Vodafone Group plc, ADR Þ	550,000	$10,224,500

UTILITIES 8.3%
Electric Utilities 3.1%
FPL Group, Inc.	218,000	11,237,900

Gas Utilities 2.1%
Questar Corp.	227,000	7,713,460

Multi-Utilities 3.1%
Dominion Resources, Inc.	317,000	11,152,060

Total Common Stocks (cost $530,984,784)		351,321,623

CONVERTIBLE PREFERRED STOCKS 0.2%
FINANCIALS 0.2%
Commercial Banks 0.2%
East West Bancorp, Inc., Ser. A, 8.00% (cost $1,050,000) +	1,050	724,462

SHORT-TERM INVESTMENTS 25.0%
MUTUAL FUND SHARES 25.0%
BGI Prime Money Market Fund, Premium Shares, 0.52% ÞÞ q	7,153,628	7,153,628
BlackRock Liquidity TempFund, Institutional Class, 1.30% ÞÞ q	7,232,683	7,232,683
Evergreen Institutional Money Market Fund, Class I, 0.84% ÞÞ q ø	69,361,317	69,361,317
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.57% ÞÞ q	7,021,477	7,021,477

Total Short-Term Investments (cost $90,769,105)		90,769,105

Total Investments (cost $622,803,889) 121.9%		442,815,190
Other Assets and Liabilities (21.9%)		(79,419,986)

Net Assets 100.0%		$363,395,204

Þ	All or a portion of this security is on loan.
*	Non-income producing security
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
ÞÞ	All or a portion of this security represents investment of cash collateral received from securities on loan.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR	American Depository Receipt
ADS	American Depository Shares

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

The following table shows the percent of total long-term investments by sector as of January 31, 2009:

Consumer Staples	19.6%
Information Technology	17.6%
Financials	13.3%
Consumer Discretionary	11.0%
Industrials	9.7%
Health Care	9.6%
Utilities	8.6%
Energy	5.3%
Telecommunication Services	2.9%
Materials	2.4%

100.0%

See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2009 (unaudited)

Assets
Investments in unaffiliated issuers, at value (cost $553,442,572) including $74,786,555 of securities loaned	$373,453,873
Investments in affiliated issuers, at value (cost $69,361,317)	69,361,317

Total investments	442,815,190
Segregated cash	14,989
Receivable for Fund shares sold	1,606,009
Dividends receivable	840,079
Receivable for securities lending income	45,251
Prepaid expenses and other assets	118,798

Total assets	445,440,316

Liabilities
Payable for Fund shares redeemed	525,038
Payable for securities on loan	81,480,061
Advisory fee payable	18,887
Distribution Plan expenses payable	3,541
Due to other related parties	3,122
Accrued expenses and other liabilities	14,463

Total liabilities	82,045,112

Net assets	$363,395,204

Net assets represented by
Paid-in capital	$556,725,267
Undistributed net investment income	3,297,028
Accumulated net realized losses on investments	(16,638,392)
Net unrealized losses on investments	(179,988,699)

Total net assets	$363,395,204

Net assets consists of
Class A	$76,099,279
Class B	9,417,179
Class C	15,547,766
Class I	262,330,980

Total net assets	$363,395,204

Shares outstanding (unlimited number of shares authorized)
Class A	11,342,630
Class B	1,411,891
Class C	2,331,632
Class I	39,007,918

Net asset value per share
Class A	$6.71
Class A—Offering price (based on sales charge of 5.75%)	$7.12
Class B	$6.67
Class C	$6.67
Class I	$6.73

See Notes to Financial Statements

15

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2009 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $74)	$4,726,387
Securities lending	384,765
Income from affiliate	208,810

Total investment income	5,319,962

Expenses
Advisory fee	1,231,840
Distribution Plan expenses
Class A	95,958
Class B	63,320
Class C	92,977
Administrative services fee	198,684
Transfer agent fees	179,466
Trustees’ fees and expenses	4,744
Printing and postage expenses	30,018
Custodian and accounting fees	41,482
Registration and filing fees	57,825
Professional fees	16,842
Other	6,184

Total expenses	2,019,340
Less: Expense reductions	(728)
Fee waivers	(158)

Net expenses	2,018,454

Net investment income	3,301,508

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(16,421,411)
Net change in unrealized gains or losses on investments	(147,354,916)

Net realized and unrealized gains or losses on investments	(163,776,327)

Net decrease in net assets resulting from operations	$(160,474,819)

See Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2009		Year Ended
	(unaudited)		July 31, 2008

Operations
Net investment income		$3,301,508		$2,634,788
Net realized gains or losses on investments		(16,421,411)		2,708,133
Net change in unrealized gains or losses on investments		(147,354,916)		(35,246,037)

Net decrease in net assets resulting from operations		(160,474,819)		(29,903,116)

Distributions to shareholders from
Net investment income
Class A		(496,227)		(434,162)
Class I		(1,920,931)		(481,870)
Net realized gains
Class A		(624,780)		(2,951,263)
Class B		(82,764)		(839,088)
Class C		(127,960)		(769,342)
Class I		(2,086,638)		(2,419,380)

Total distributions to shareholders		(5,339,300)		(7,895,105)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	6,867,888	54,568,357	3,944,858	43,951,557
Class B	106,224	831,156	207,712	2,308,545
Class C	501,567	3,933,732	947,120	10,668,405
Class I	15,410,981	125,790,110	29,882,075	324,687,095

		185,123,355		381,615,602

Net asset value of shares issued in reinvestment of distributions
Class A	115,847	814,875	281,689	3,168,824
Class B	11,211	77,017	69,499	772,828
Class C	16,357	112,370	61,400	682,150
Class I	408,592	2,887,224	217,901	2,459,154

		3,891,486		7,082,956

Automatic conversion of Class B shares to Class A shares
Class A	54,760	462,114	103,133	1,150,475
Class B	(55,145)	(462,114)	(103,682)	(1,150,475)

		0		0

Payment for shares redeemed
Class A	(4,376,463)	(32,623,114)	(2,683,287)	(29,699,383)
Class B	(454,707)	(4,056,237)	(466,292)	(5,184,759)
Class C	(398,970)	(3,078,497)	(506,655)	(5,583,859)
Class I	(6,121,748)	(48,575,723)	(6,112,522)	(68,184,402)

		(88,333,571)		(108,652,403)

Net increase in net assets resulting from capital share transactions		100,681,270		280,046,155

Total increase (decrease) in net assets		(65,132,849)		242,247,934

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS continued

	Six Months Ended
	January 31, 2009	Year Ended
	(unaudited)	July 31, 2008

Net assets
Beginning of period	$428,528,053	$186,280,119

End of period	$363,395,204	$428,528,053

Undistributed net investment income	$3,297,028	$2,412,678

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Intrinsic Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will

19

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells

20

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.62% and declining to 0.45% as average daily net assets increase. For the six months ended January 31, 2009, the advisory fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.

Metropolitan West Capital Management, LLC, an affiliate of EIMC and an indirect, majority-owned subsidiary of Wells Fargo, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with the sub-advisor to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the six months ended January 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $158. The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the

21

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the six months ended January 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for each of Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class. Class A assets received from GMO Pelican Fund through a prior acquisition are not assessed a distribution fee.

For the six months ended January 31, 2009, EIS received $3,391 from the sale of Class A shares and $98,446 and $3,866 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $128,948,508 and $26,545,605, respectively, for the six months ended January 31, 2009.

On August 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of January 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$442,090,728
Level 2 - Other Significant Observable Inputs	724,462
Level 3 - Significant Unobservable Inputs	0

Total	$442,815,190

During the six months ended January 31, 2009, the Fund loaned securities to certain brokers and earned $384,765, net of $43,007 paid to Wachovia Global Securities Lending as the securities lending agent. At January 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $74,786,555 and $81,480,061, respectively.

On January 31, 2009, the aggregate cost of securities for federal income tax purposes was $623,015,697. The gross unrealized appreciation and depreciation on securities based on tax cost was $496,280 and $180,696,787, respectively, with a net unrealized depreciation of $180,200,507.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the six months ended January 31, 2009, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

23

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. During the six months ended January 31, 2009, the Fund had no borrowings.

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related

24

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

25

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On February 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider a number of proposals. On December 1, 2008, the record date for the meeting, the Fund had $337,812,573 of net assets of which $214,647,570 (63.54%) of net assets were represented at the meeting.

Proposal 1a - To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$209,746,229
Net assets voted “Against”	$1,992,372
Net assets voted “Abstain”	$2,908,961

Proposal 1b - To consider and act upon a new sub-advisory agreement with Metropolitan West Capital Management, LLC:

Net assets voted “For”	$209,580,870
Net assets voted “Against”	$2,169,112
Net assets voted “Abstain”	$2,897,588

26

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, Metropolitan West Capital Management, LLC (the “Sub-Advisor”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Intrinsic Value Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

27

ADDITIONAL INFORMATION (unaudited) continued

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC, the Sub-Advisor, and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisor with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk

28

ADDITIONAL INFORMATION (unaudited) continued

evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisor. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities,

29

ADDITIONAL INFORMATION (unaudited) continued

LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisor formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the Sub-Advisor were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions,

30

ADDITIONAL INFORMATION (unaudited) continued

which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisor and EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-year period ended December 31, 2007, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Russell 1000 Value Index, and a majority of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the Fund’s management fee was near the average and the median of the management fees paid by the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the

31

ADDITIONAL INFORMATION (unaudited) continued

Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’ investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

32

ADDITIONAL INFORMATION (unaudited) continued

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

•

Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;

33

ADDITIONAL INFORMATION (unaudited) continued

•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

34

This page left intentionally blank

35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

36

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

579104 rv2 03/2009

Evergreen Small Cap Value Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
14	STATEMENT OF ASSETS AND LIABILITIES
15	STATEMENT OF OPERATIONS
16	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
25	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.

Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.

200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

March 2009

W. Douglas Munn
President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Small Cap Value Fund for the six-month period ended January 31, 2009 (the “period”).

During the latter half of 2008, one of the worst periods in the history of the financial markets developed as the crises in housing and credit forced the economy into recession, and by extension, the financial markets fell into turmoil. While the U.S. economy held up relatively well in the first half of 2008, these gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. Meanwhile, home prices continued to fall and job losses persisted. Finally, September 2008 marked the crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”), enacted to purchase distressed mortgage-related securities, until the Treasury decided against it one month after TARP’s approval. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During the period, the management teams of Evergreen’s value-oriented equity funds tended to emphasize investments in attractively priced and fundamentally sound corporations. The portfolio manager of Evergreen Disciplined Value Fund, for example, used a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities. The manager of Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500® Index, using a proprietary process to control trading and implementation costs. Management of

1

LETTER TO SHAREHOLDERS continued

Evergreen Equity Income Fund emphasized companies they believe have the ability to maintain and increase their dividends to shareholders. The management of Evergreen Fundamental Large Cap Fund focused on larger corporations with stable earnings growth records while the management of Evergreen Fundamental Mid Cap Value Fund emphasized mid-sized companies selling at what the management believed to be reasonable valuations. The team managing Evergreen Intrinsic Value Fund sought out investments in established companies selling at stock prices below the managers’ estimate of the company’s intrinsic value. Meanwhile, the management of Evergreen Special Values Fund focused on higher-quality companies believed to have reasonable prices and strong balance sheets, and the management of Evergreen Small Cap Value Fund sought to invest in small companies of sound quality at attractive prices.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC are subsidiaries of Wells Fargo.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

3

FUND AT A GLANCE

as of January 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager†:

James M. Tringas, CFA

†	Effective January 29, 2009, Mr. Tringas replaced Paul Weisman and Regina Wiedenski as portfolio manager of the fund.

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 12/31/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/30/1997

	Class A	Class B	Class C	Class I
Class inception date	7/31/1998	4/25/2003	4/25/2003	12/30/1997

Nasdaq symbol	ESKAX	ESKBX	ESKCX	ESKIX

6-month return with sales charge	-45.65%	-44.51%	-42.98%	N/A

6-month return w/o sales charge	-42.33%	-42.52%	-42.58%	-42.25%

Average annual return*

1-year with sales charge	-47.02%	-46.09%	-44.57%	N/A

1-year w/o sales charge	-43.78%	-44.15%	-44.19%	-43.62%

5-year	-7.33%	-7.07%	-6.92%	-5.98%

10-year	2.57%	2.92%	2.92%	3.50%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class A prior to 4/25/2003 is based on the performance of the Investor shares of the fund’s predecessor fund, Undiscovered Managers Small Cap Value Fund, and prior to its inception, on the Institutional shares, the original class offered by the fund’s predecessor fund. Historical performance shown for Classes B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 4/25/2003 is based on the performance of the Institutional shares of the fund’s predecessor fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A, 0.35% for Investor shares, and 1.00% for Classes B and C. Class I does not and Institutional shares did not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class A would have been different.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Small Cap Value Fund Class A shares versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of January 31, 2009, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2008 to January 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During
	8/1/2008	1/31/2009	Period*

Actual
Class A	$1,000.00	$576.68	$ 6.91
Class B	$1,000.00	$574.85	$ 9.84
Class C	$1,000.00	$574.16	$ 9.88
Class I	$1,000.00	$577.45	$ 5.88
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,016.43	$ 8.84
Class B	$1,000.00	$1,012.70	$12.58
Class C	$1,000.00	$1,012.65	$12.63
Class I	$1,000.00	$1,017.74	$ 7.53

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.74% for Class A, 2.48% for Class B, 2.49% for Class C and 1.48% for Class I), multiplied by the average account value over the period, multiplied by 184/365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)
		Year Ended July 31,

Class A		2008	2007	2006	2005	2004

Net asset value, beginning of period	$17.06	$21.95	$24.12	$24.45	$20.94	$18.50

Income from investment operations
Net investment income (loss)	(0.01)[1]	(0.01)[1]	0.02	(0.04)	(0.12)	(0.07)
Net realized and unrealized gains or losses on investments	(7.44)	(2.79)	3.37	0.99	5.04	3.02

Total from investment operations	(7.45)	(2.80)	3.39	0.95	4.92	2.95

Distributions to shareholders from
Net investment income	0 [2]	(0.09)	0	0	0	0
Net realized gains	(2.72)	(2.00)	(5.56)	(1.28)	(1.41)	(0.51)

Total distributions to shareholders	(2.72)	(2.09)	(5.56)	(1.28)	(1.41)	(0.51)

Net asset value, end of period	$6.89	$17.06	$21.95	$24.12	$24.45	$20.94

Total return[3]	(42.33)%	(13.70)%	13.97%	4.12%	24.39%[4]	16.16%

Ratios and supplemental data
Net assets, end of period (thousands)	$29,925	$56,679	$85,292	$91,139	$100,763	$66,878
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.74%[5]	1.63%	1.47%	1.43%	1.53%	1.60%
Expenses excluding waivers/reimbursements and expense reductions	1.74%[5]	1.63%	1.47%	1.43%	1.53%	1.60%
Net investment income (loss)	(0.27)%[5]	(0.05)%	0.07%	(0.11)%	(0.59)%	(0.54)%
Portfolio turnover rate	37%	49%	23%	42%	56%	43%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3	Excluding applicable sales charges
4	Total return increased 0.16% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.
5	Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)
		Year Ended July 31,

Class B		2008	2007	2006	2005	2004

Net asset value, beginning of period	$16.71	$21.60	$23.97	$24.48	$21.11	$18.76

Income from investment operations
Net investment income (loss)	(0.06)[1]	(0.15)[1]	(0.13)	(0.24)	(0.22)	(0.12)
Net realized and unrealized gains or losses on investments	(7.27)	(2.74)	3.32	1.01	5.00	2.98

Total from investment operations	(7.33)	(2.89)	3.19	0.77	4.78	2.86

Distributions to shareholders from
Net realized gains	(2.72)	(2.00)	(5.56)	(1.28)	(1.41)	(0.51)

Net asset value, end of period	$6.66	$16.71	$21.60	$23.97	$24.48	$21.11

Total return[2]	(42.52)%	(14.36)%	13.16%	3.35%	23.49%[3]	15.45%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,086	$6,637	$9,601	$10,178	$11,086	$5,663
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.48%[4]	2.38%	2.22%	2.18%	2.24%	2.25%
Expenses excluding waivers/reimbursements and expense reductions	2.48%[4]	2.38%	2.22%	2.18%	2.24%	2.25%
Net investment income (loss)	(1.02)%[4]	(0.80)%	(0.68)%	(0.86)%	(1.29)%	(1.20)%
Portfolio turnover rate	37%	49%	23%	42%	56%	43%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Total return increased 0.15% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.
4	Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)
		Year Ended July 31,

Class C		2008	2007	2006	2005	2004

Net asset value, beginning of period	$16.73	$21.61	$23.99	$24.50	$21.12	$18.77

Income from investment operations
Net investment income (loss)	(0.06)[1]	(0.15)[1]	(0.16)	(0.26)	(0.20)	(0.12)
Net realized and unrealized gains or losses on investments	(7.29)	(2.73)	3.34	1.03	4.99	2.98

Total from investment operations	(7.35)	(2.88)	3.18	0.77	4.79	2.86

Distributions to shareholders from
Net realized gains	(2.72)	(2.00)	(5.56)	(1.28)	(1.41)	(0.51)

Net asset value, end of period	$6.66	$16.73	$21.61	$23.99	$24.50	$21.12

Total return[2]	(42.58)%	(14.30)%	13.11%	3.35%	23.53%[3]	15.44%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,527	$6,047	$9,075	$10,188	$11,976	$5,510
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.49%[4]	2.38%	2.22%	2.18%	2.24%	2.25%
Expenses excluding waivers/reimbursements and expense reductions	2.49%[4]	2.38%	2.22%	2.18%	2.24%	2.25%
Net investment income (loss)	(1.06)%[4]	(0.80)%	(0.68)%	(0.86)%	(1.30)%	(1.20)%
Portfolio turnover rate	37%	49%	23%	42%	56%	43%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Total return increased 0.15% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.
4	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2009 (unaudited)
		Year Ended July 31,

Class I		2008	2007	2006	2005	2004

Net asset value, beginning of period	$17.77	$22.81	$24.81	$25.05	$21.36	$18.80

Income from investment operations
Net investment income (loss)	0 [1]	0.04 [1]	0.10 [1]	0.03	(0.07)	(0.05)
Net realized and unrealized gains or losses on investments	(7.74)	(2.90)	3.46	1.01	5.17	3.12

Total from investment operations	(7.74)	(2.86)	3.56	1.04	5.10	3.07

Distributions to shareholders from
Net investment income	(0.01)	(0.18)	0	0	0	0
Net realized gains	(2.72)	(2.00)	(5.56)	(1.28)	(1.41)	(0.51)

Total distributions to shareholders	(2.73)	(2.18)	(5.56)	(1.28)	(1.41)	(0.51)

Net asset value, end of period	$7.30	$17.77	$22.81	$24.81	$25.05	$21.36

Total return	(42.25)%	(13.48)%	14.30%	4.39%	24.76%[2]	16.55%

Ratios and supplemental data
Net assets, end of period (thousands)	$25,021	$51,962	$104,898	$348,269	$335,601	$216,778
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.48%[3]	1.37%	1.20%	1.18%	1.24%	1.26%
Expenses excluding waivers/reimbursements and expense reductions	1.48%[3]	1.37%	1.20%	1.18%	1.24%	1.26%
Net investment income (loss)	(0.01%)[3]	0.19%	0.39%	0.14%	(0.30)%	(0.21)%
Portfolio turnover rate	37%	49%	23%	42%	56%	43%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Total return increased 0.14% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.
3	Annualized

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS 96.4%
CONSUMER DISCRETIONARY 16.1%
Hotels, Restaurants & Leisure 3.9%
Papa John’s International, Inc. *	125,000	$2,376,250

Household Durables 3.5%
Jarden Corp. * Þ	210,000	2,190,300

Specialty Retail 8.7%
Charlotte Russe Holding, Inc. *	238,500	1,228,275
Group 1 Automotive, Inc. Þ	261,704	2,609,189
Men’s Wearhouse, Inc.	130,000	1,514,500

		5,351,964

CONSUMER STAPLES 1.4%
Food Products 1.4%
Reddy Ice Holdings, Inc.	540,000	874,800

ENERGY 10.1%
Energy Equipment & Services 3.8%
Global Industries, Ltd. * Þ	225,152	776,774
Superior Energy Services, Inc. *	100,000	1,558,000

		2,334,774

Oil, Gas & Consumable Fuels 6.3%
Newfield Exploration Co. *	110,000	2,110,900
St. Mary Land & Exploration Co.	90,800	1,756,980

		3,867,880

FINANCIALS 5.6%
Commercial Banks 0.1%
First State Bancorp (New Mexico)	59,209	58,025

Insurance 3.8%
HCC Insurance Holdings, Inc.	100,000	2,341,000

Real Estate Investment Trusts (REITs) 1.7%
Ashford Hospitality Trust Þ	750,000	1,065,000

HEALTH CARE 6.4%
Health Care Equipment & Supplies 2.7%
Invacare Corp.	85,000	1,620,100

Health Care Providers & Services 3.7%
Lincare Holdings, Inc. *	95,000	2,284,750

INDUSTRIALS 26.0%
Aerospace & Defense 3.5%
Esterline Technologies Corp. *	60,000	2,165,400

Building Products 2.2%
Insteel Industries, Inc.	24,694	190,144
NCI Building Systems, Inc. *	103,893	1,204,120

		1,394,264

Commercial Services & Supplies 3.1%
Cenveo, Inc. * Þ	481,200	1,900,740

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Electrical Equipment 5.7%
Belden, Inc.	110,000	$1,436,600
General Cable Corp. * Þ	125,000	2,057,500

		3,494,100

Machinery 9.0%
Barnes Group, Inc. Þ	166,000	1,875,800
Commercial Vehicle Group, Inc. *	565,000	565,000
Kennametal, Inc.	109,000	1,748,360
Manitowoc Co.	246,000	1,353,000

		5,542,160

Trading Companies & Distributors 2.5%
Interline Brands, Inc. *	189,999	1,519,992

INFORMATION TECHNOLOGY 12.3%
Computers & Peripherals 3.0%
Western Digital Corp. *	125,000	1,835,000

Electronic Equipment, Instruments & Components 6.9%
Arrow Electronics, Inc. *	140,000	2,669,800
TTM Technologies, Inc. *	265,700	1,602,171

		4,271,971

IT Services 2.4%
CACI International, Inc., Class A *	32,500	1,467,375

MATERIALS 18.5%
Chemicals 12.7%
Albemarle Corp.	100,000	2,225,000
Cytec Industries, Inc.	72,000	1,471,680
Lubrizol Corp.	45,000	1,535,400
Scotts Miracle-Gro Co., Class A	80,000	2,577,600

		7,809,680

Containers & Packaging 2.9%
Silgan Holdings, Inc.	38,000	1,741,920

Metals & Mining 2.9%
Steel Dynamics, Inc.	169,700	1,802,214

Total Common Stocks (cost $105,335,323)		59,309,659

SHORT-TERM INVESTMENTS 17.7%
MUTUAL FUND SHARES 17.7%
BGI Prime Money Market Fund, Premium Shares, 0.52% ÞÞ q	757,779	757,779
BlackRock Liquidity TempFund, Institutional Class, 1.30% ÞÞ q	766,153	766,153
Evergreen Institutional Money Market Fund, Class I, 0.84% ÞÞ q ø	8,655,154	8,655,154
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.57% ÞÞ q	743,780	743,780

Total Short-Term Investments (cost $10,922,866)		10,922,866

Total Investments (cost $116,258,189) 114.1%		70,232,525
Other Assets and Liabilities (14.1%)		(8,673,130)

Net Assets 100.0%		$61,559,395

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

*	Non-income producing security
Þ	All or a portion of this security is on loan.
ÞÞ	All or a portion of this security represents investment of cash collateral received from securities on loan.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by sector as of January 31, 2009:

Industrials	27.0%
Materials	19.1%
Consumer Discretionary	16.7%
Information Technology	12.8%
Energy	10.5%
Health Care	6.6%
Financials	5.8%
Consumer Staples	1.5%

100.0%

See Notes to Financial Statements

13

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2009 (unaudited)

Assets
Investments in unaffiliated issuers, at value (cost $107,603,035) including $7,428,297 of securities loaned	$61,577,371
Investments in affiliated issuers, at value (cost $8,655,154)	8,655,154

Total investments	70,232,525
Segregated cash	1,593
Receivable for securities sold	5,732
Receivable for Fund shares sold	18,112
Dividends receivable	15,432
Receivable for securities lending income	4,395
Prepaid expenses and other assets	20,587

Total assets	70,298,376

Liabilities
Payable for Fund shares redeemed	85,385
Payable for securities on loan	8,631,129
Advisory fee payable	4,662
Distribution Plan expenses payable	1,187
Due to other related parties	2,416
Trustees’ fees and expenses payable	6,589
Accrued expenses and other liabilities	7,613

Total liabilities	8,738,981

Net assets	$61,559,395

Net assets represented by
Paid-in capital	$112,150,469
Overdistributed net investment loss	(167,209)
Accumulated net realized losses on investments	(4,398,201)
Net unrealized losses on investments	(46,025,664)

Total net assets	$61,559,395

Net assets consists of
Class A	$29,925,043
Class B	3,086,333
Class C	3,527,344
Class I	25,020,675

Total net assets	$61,559,395

Shares outstanding (unlimited number of shares authorized)
Class A	4,340,948
Class B	463,459
Class C	529,339
Class I	3,426,777

Net asset value per share
Class A	$6.89
Class A—Offering price (based on sales charge of 5.75%)	$7.31
Class B	$6.66
Class C	$6.66
Class I	$7.30

See Notes to Financial Statements

14

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2009 (unaudited)

Investment income
Dividends	$527,738
Securities lending	64,590
Income from affiliate	55,621

Total investment income	647,949

Expenses
Advisory fee	398,054
Distribution Plan expenses
Class A	50,670
Class B	23,056
Class C	23,020
Administrative services fee	44,228
Transfer agent fees	145,676
Trustees’ fees and expenses	612
Printing and postage expenses	11,639
Custodian and accounting fees	13,511
Registration and filing fees	23,296
Professional fees	7,777
Other	11,566

Total expenses	753,105
Less: Expense reductions	(220)
Fee waivers	(42)

Net expenses	752,843

Net investment loss	(104,894)

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(3,787,610)
Net change in unrealized gains or losses on investments	(49,563,030)

Net realized and unrealized gains or losses on investments	(53,350,640)

Net decrease in net assets resulting from operations	$(53,455,534)

See Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2009		Year Ended
	(unaudited)		July 31, 2008

Operations
Net investment loss		$(104,894)		$(28,762)
Net realized gains or losses on investments		(3,787,610)		30,419,581
Net change in unrealized gains or losses on investments		(49,563,030)		(52,460,695)

Net decrease in net assets resulting from operations		(53,455,534)		(22,069,876)

Distributions to shareholders from
Net investment income
Class A		(4,754)		(360,615)
Class I		(46,206)		(602,941)
Net realized gains
Class A		(8,511,946)		(7,329,973)
Class B		(975,480)		(837,101)
Class C		(1,092,762)		(789,009)
Class I		(8,480,698)		(6,544,509)

Total distributions to shareholders		(19,111,846)		(16,464,148)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	508,152	4,714,265	573,768	10,867,176
Class B	41,967	423,635	64,376	1,160,867
Class C	147,394	1,486,794	101,580	1,841,428
Class I	1,126,499	15,310,712	568,770	10,940,072

		21,935,406		24,809,543

Net asset value of shares issued in reinvestment of distributions
Class A	1,244,889	7,905,632	368,918	7,032,849
Class B	147,780	907,368	41,318	773,065
Class C	132,899	816,000	35,427	663,187
Class I	999,151	6,729,299	322,599	6,411,347

		16,358,299		14,880,448

Automatic conversion of Class B shares to Class A shares
Class A	5,951	80,637	8,357	159,480
Class B	(6,100)	(80,637)	(8,509)	(159,480)

		0		0

Payment for shares redeemed
Class A	(739,433)	(7,721,221)	(1,515,242)	(28,547,381)
Class B	(117,263)	(1,156,189)	(144,691)	(2,637,602)
Class C	(112,499)	(1,074,771)	(195,429)	(3,508,504)
Class I	(1,622,645)	(15,539,368)	(2,566,532)	(54,004,297)

		(25,491,549)		(88,697,784)

Net increase (decrease) in net assets resulting from capital share transactions		12,802,156		(49,007,793)

Total decrease in net assets		(59,765,224)		(87,541,817)

See Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS continued

	Six Months Ended
	January 31, 2009	Year Ended
	(unaudited)	July 31, 2008

Net assets
Beginning of period	$121,324,619	$208,866,436

End of period	$61,559,395	$121,324,619

Overdistributed net investment loss	$(167,209)	$(11,355)

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Small Cap Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will

18

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an

19

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

annual fee starting at 0.90% and declining to 0.70% as average daily net assets increase. For the six months ended January 31, 2009, the advisory fee was equivalent to an annual rate of 0.90% of the Fund’s average daily net assets.

Prior to January 29, 2009, J.L. Kaplan Associates, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo, was the investment sub-advisor to the Fund and was paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, J.L. Kaplan Associates, LLC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with the sub-advisor to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the six months ended January 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $42.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds

20

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

(excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the six months ended January 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended January 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the six months ended January 31, 2009, EIS received $532 from the sale of Class A shares and $14, $4,834 and $3,119 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $31,595,297 and $37,345,762, respectively, for the six months ended January 31, 2009.

On August 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

21

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of January 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$70,232,525
Level 2 – Other Significant Observable Inputs	0
Level 3 – Significant Unobservable Inputs	0

Total	$70,232,525

During the six months ended January 31, 2009, the Fund loaned securities to certain brokers and earned $64,590, net of $7,066 paid to Wachovia Global Securities Lending as the securities lending agent. At January 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $7,428,297 and $8,631,129, respectively.

On January 31, 2009, the aggregate cost of securities for federal income tax purposes was $116,258,189. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,520,434 and $48,546,098, respectively, with a net unrealized depreciation of $46,025,664.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2009, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

22

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. During the six months ended January 31, 2009, the Fund had no borrowings.

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related

23

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

24

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On March 19, 2009, a Special Meeting of Shareholders for the Fund was held to consider a number of proposals. On December 1, 2008, the record date for the meeting, the Fund had $58,327,015 of net assets outstanding of which $30,542,769 (52.36%) of net assets were represented at the meeting.

Proposal 1a - To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$23,559,991
Net assets voted “Against”	$512,910
Net assets voted “Abstain”	$6,469,868

25

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, J. L. Kaplan Associates, LLC (the “Sub-Advisor”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Small Cap Value Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC, the Sub-Advisor, and Keil provided. The Trustees formed small groups to review individual funds in greater

26

ADDITIONAL INFORMATION (unaudited) continued

detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisor with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisor. The Trustees

27

ADDITIONAL INFORMATION (unaudited) continued

considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus

28

ADDITIONAL INFORMATION (unaudited) continued

accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisor formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the Sub-Advisor were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’

29

ADDITIONAL INFORMATION (unaudited) continued

advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisor and EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one- and ten-year periods ended December 31, 2007, the Fund’s Class I shares (the Fund’s oldest share class) had outperformed the Fund’s benchmark index, the Russell 2000 Value Index, and a majority of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the three-year period ended December 31, 2007, the Fund’s Class I shares had outperformed the Fund’s benchmark index and performed in the third quintile of mutual funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the five-year period ended December 31, 2007, the Fund’s Class I shares had underperformed the Fund’s benchmark index and performed in the fifth quintile of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the management fees paid by most of the other mutual funds against which the Trustees compared the Fund’s management fee,

30

ADDITIONAL INFORMATION (unaudited) continued

and noted that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’ investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on

31

ADDITIONAL INFORMATION (unaudited) continued

November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

•

Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;

32

ADDITIONAL INFORMATION (unaudited) continued

•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

33

This page left intentionally blank

34

This page left intentionally blank

35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

36

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

569091 rv6 03/2009

Evergreen Special Values Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
30	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

March 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Special Values Fund for the six-month period ended January 31, 2009 (the “period”).

During the latter half of 2008, one of the worst periods in the history of the financial markets developed as the crises in housing and credit forced the economy into recession, and by extension, the financial markets fell into turmoil. While the U.S. economy held up relatively well in the first half of 2008, these gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. Meanwhile, home prices continued to fall and job losses persisted. Finally, September 2008 marked the crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”), enacted to purchase distressed mortgage-related securities, until the Treasury decided against it one month after TARP’s approval. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During the period, the management teams of Evergreen’s value-oriented equity funds tended to emphasize investments in attractively priced and fundamentally sound corporations. The portfolio manager of Evergreen Disciplined Value Fund, for example, used a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities. The manager of Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500® Index, using a proprietary process to control trading and implementation costs. Management of Evergreen Equity Income Fund emphasized companies they believe have the ability to maintain and increase their dividends to shareholders. The management of Evergreen Fundamental Large Cap Fund focused on larger corporations with stable earnings

1

LETTER TO SHAREHOLDERS continued

growth records while the management of Evergreen Fundamental Mid Cap Value Fund emphasized mid-sized companies selling at what the management believed to be reasonable valuations. The team managing Evergreen Intrinsic Value Fund sought out investments in established companies selling at stock prices below the managers’ estimate of the company’s intrinsic value. Meanwhile, the management of Evergreen Special Values Fund focused on higher-quality companies believed to have reasonable prices and strong balance sheets, and the management of Evergreen Small Cap Value Fund sought to invest in small companies of sound quality at attractive prices.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

3

FUND AT A GLANCE

as of January 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

James M. Tringas, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 12/31/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 5/7/1993

	Class A	Class B	Class C	Class I	Class R
Class inception date	5/7/1993	3/26/1999	12/12/2000	7/23/1996	10/10/2003

Nasdaq symbol	ESPAX	ESPBX	ESPCX	ESPIX	ESPRX

6-month return with sales charge	-38.48%	-38.24%	-35.61%	N/A	N/A

6-month return w/o sales charge	-34.71%	-34.99%	-34.96%	-34.67%	-34.82%

Average annual return*

1-year with sales charge	-41.78%	-41.78%	-39.32%	N/A	N/A

1-year w/o sales charge	-38.23%	-38.72%	-38.71%	-38.13%	-38.39%

5-year	-3.97%	-3.76%	-3.54%	-2.57%	-3.05%

10-year	4.27%	4.15%	4.27%	5.16%	4.76%

Maximum sales charge	5.75% Front-end	5.00% CDSC	1.00% CDSC	N/A	N/A

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and I prior to 6/17/2002 are based on the performance of Classes A, B, C and Y of the fund’s predecessor fund, Wachovia Special Values Fund. The historical returns shown for Classes B, C and R prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and R have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not and Class Y did not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B, C and R would have been lower.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Special Values Fund Class A shares versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of January 31, 2009, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2008 to January 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 8/1/2008	Ending Account Value 1/31/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$652.89	$5.46
Class B	$1,000.00	$650.05	$8.57
Class C	$1,000.00	$650.42	$8.57
Class I	$1,000.00	$653.32	$4.42
Class R	$1,000.00	$651.81	$6.50
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.60	$6.67
Class B	$1,000.00	$1,014.82	$10.46
Class C	$1,000.00	$1,014.82	$10.46
Class I	$1,000.00	$1,019.86	$5.40
Class R	$1,000.00	$1,017.34	$7.93

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.31% for Class A, 2.06% for Class B, 2.06% for Class C, 1.06% for Class I and 1.56% for Class R), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS A	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,

		2008	2007	2006	2005	2004

Net asset value, beginning of period	$18.78	$27.25	$28.55	$30.03	$25.16	$20.62

Income from investment operations
Net investment income (loss)	0.08	0.15	0.30	0.07	0.35	0
Net realized and unrealized gains or losses on investments	(6.60)	(3.83)	3.43	1.95	5.87	4.54

Total from investment operations	(6.52)	(3.68)	3.73	2.02	6.22	4.54

Distributions to shareholders from
Net investment income	(0.19)	(0.27)	(0.10)	(0.21)	(0.18)	0
Net realized gains	0 [1]	(4.52)	(4.93)	(3.29)	(1.17)	0

Total distributions to shareholders	(0.19)	(4.79)	(5.03)	(3.50)	(1.35)	0

Net asset value, end of period	$12.07	$18.78	$27.25	$28.55	$30.03	$25.16

Total return[2]	(34.71)%	(15.22)%	13.30%	7.82%	25.55%	22.02%

Ratios and supplemental data
Net assets, end of period (thousands)	$354,413	$598,656	$959,305	$923,225	$1,161,899	$659,114
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.31%[3]	1.31%	1.31%	1.31%	1.35%	1.37%
Expenses excluding waivers/reimbursements and expense reductions	1.42%[3]	1.36%	1.32%	1.34%	1.40%	1.45%
Net investment income (loss)	0.93%[3]	0.73%	1.07%	0.33%	1.36%	(0.01)%
Portfolio turnover rate	25%	48%	45%	49%	42%	38%

1	Amount represents less than $0.005 per share.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS B	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,

		2008	2007	2006	2005	2004

Net asset value, beginning of period	$17.92	$26.17	$27.69	$29.25	$24.54	$20.26

Income from investment operations
Net investment income (loss)	0.01 [1]	0 [1]	0.08	(0.13)	0.15	(0.16)
Net realized and unrealized gains or losses on investments	(6.28)	(3.67)	3.33	1.86	5.73	4.44

Total from investment operations	(6.27)	(3.67)	3.41	1.73	5.88	4.28

Distributions to shareholders from
Net investment income	(0.02)	(0.06)	0	0	0	0
Net realized gains	0 [2]	(4.52)	(4.93)	(3.29)	(1.17)	0

Total distributions to shareholders	(0.02)	(4.58)	(4.93)	(3.29)	(1.17)	0

Net asset value, end of period	$11.63	$17.92	$26.17	$27.69	$29.25	$24.54

Total return[3]	(34.99)%	(15.80)%	12.46%	6.94%	24.69%	21.13%

Ratios and supplemental data
Net assets, end of period (thousands)	$47,771	$91,049	$163,723	$179,710	$211,594	$202,069
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.06%[4]	2.06%	2.06%	2.06%	2.06%	2.06%
Expenses excluding waivers/reimbursements and expense reductions	2.17%[4]	2.11%	2.07%	2.09%	2.11%	2.14%
Net investment income (loss)	0.18%[4]	(0.02)%	0.30%	(0.42)%	0.62%	(0.71)%
Portfolio turnover rate	25%	48%	45%	49%	42%	38%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS C	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,

		2008	2007	2006	2005	2004

Net asset value, beginning of period	$17.98	$26.24	$27.75	$29.30	$24.61	$20.31

Income from investment operations
Net investment income (loss)	0.01 [1]	0 [1]	0.09	(0.12)	0.19	(0.14)
Net realized and unrealized gains or losses on investments	(6.31)	(3.69)	3.33	1.86	5.70	4.44

Total from investment operations	(6.30)	(3.69)	3.42	1.74	5.89	4.30

Distributions to shareholders from
Net investment income	(0.02)	(0.05)	0	0	(0.03)	0
Net realized gains	0 [2]	(4.52)	(4.93)	(3.29)	(1.17)	0

Total distributions to shareholders	(0.02)	(4.57)	(4.93)	(3.29)	(1.20)	0

Net asset value, end of period	$11.66	$17.98	$26.24	$27.75	$29.30	$24.61

Total return[3]	(34.96)%	(15.86)%	12.48%	6.97%	24.66%	21.17%

Ratios and supplemental data
Net assets, end of period (thousands)	$33,796	$61,307	$131,213	$137,808	$151,718	$106,126
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.06%[4]	2.06%	2.06%	2.06%	2.07%	2.07%
Expenses excluding waivers/reimbursements and expense reductions	2.17%[4]	2.11%	2.07%	2.09%	2.12%	2.15%
Net investment income (loss)	0.18%[4]	(0.02)%	0.31%	(0.42)%	0.63%	(0.71)%
Portfolio turnover rate	25%	48%	45%	49%	42%	38%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS I	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,

		2008	2007	2006	2005	2004

Net asset value, beginning of period	$18.95	$27.46	$28.73	$30.20	$25.28	$20.66

Income from investment operations
Net investment income (loss)	0.11	0.21	0.37	0.15	0.44	0.07
Net realized and unrealized gains or losses on investments	(6.66)	(3.87)	3.47	1.94	5.90	4.55

Total from investment operations	(6.55)	(3.66)	3.84	2.09	6.34	4.62

Distributions to shareholders from
Net investment income	(0.25)	(0.33)	(0.18)	(0.27)	(0.25)	0 [1]
Net realized gains	0 [1]	(4.52)	(4.93)	(3.29)	(1.17)	0

Total distributions to shareholders	(0.25)	(4.85)	(5.11)	(3.56)	(1.42)	0

Net asset value, end of period	$12.15	$18.95	$27.46	$28.73	$30.20	$25.28

Total return	(34.67)%	(15.00)%	13.62%	8.05%	25.91%	22.39%

Ratios and supplemental data
Net assets, end of period (thousands)	$428,433	$722,786	$1,067,452	$1,072,390	$1,069,191	$1,002,368
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.06%[2]	1.06%	1.06%	1.06%	1.06%	1.06%
Expenses excluding waivers/reimbursements and expense reductions	1.17%[2]	1.11%	1.07%	1.09%	1.11%	1.14%
Net investment income (loss)	1.18%[2]	0.98%	1.32%	0.58%	1.64%	0.30%
Portfolio turnover rate	25%	48%	45%	49%	42%	38%

1	Amount represents less than $0.005 per share.
2	Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS R	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31,

		2008	2007	2006	2005	2004[1]

Net asset value, beginning of period	$18.60	$27.02	$28.36	$29.89	$25.12	$22.01

Income from investment operations
Net investment income (loss)	0.05	0.09	0.24	0.03 [2]	0.32	(0.01)
Net realized and unrealized gains or losses on investments	(6.52)	(3.78)	3.39	1.89	5.83	3.12

Total from investment operations	(6.47)	(3.69)	3.63	1.92	6.15	3.11

Distributions to shareholders from
Net investment income	(0.15)	(0.21)	(0.04)	(0.16)	(0.21)	0
Net realized gains	0 [3]	(4.52)	(4.93)	(3.29)	(1.17)	0

Total distributions to shareholders	(0.15)	(4.73)	(4.97)	(3.45)	(1.38)	0

Net asset value, end of period	$11.98	$18.60	$27.02	$28.36	$29.89	$25.12

Total return	(34.82)%	(15.35)%	13.01%	7.50%	25.32%	14.13%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,496	$5,479	$7,732	$6,990	$5,928	$27
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.56%[4]	1.56%	1.56%	1.56%	1.57%	1.61%[4]
Expenses excluding waivers/reimbursements and expense reductions	1.67%[4]	1.61%	1.57%	1.59%	1.62%	1.69%[4]
Net investment income (loss)	0.68%[4]	0.48%	0.83%	0.09%	1.11%	(0.23)%[4]
Portfolio turnover rate	25%	48%	45%	49%	42%	38%

1	For the period from October 10, 2003 (commencement of class operations), to July 31, 2004.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Amount represents less than $0.005 per share.
4	Annualized

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS 96.4%
CONSUMER DISCRETIONARY 10.0%
Auto Components 0.1%
Modine Manufacturing Co.	369,939	$1,013,633

Diversified Consumer Services 1.2%
Hillenbrand, Inc.	550,613	10,180,834

Hotels, Restaurants & Leisure 3.0%
Cheesecake Factory, Inc. *	182,600	1,584,968
DineEquity, Inc.	215,398	1,904,118
Interval Leisure Group, Inc. *	214,212	1,073,202
Ruby Tuesday, Inc. *	1,709,748	2,120,088
Wendy’s/Arby’s Group, Inc.	3,869,592	19,502,744

		26,185,120

Household Durables 2.2%
BLYTH, Inc.	2,311,295	7,881,516
Cavco Industries, Inc. *	254,983	6,241,984
Dixie Group, Inc. + *	652,747	1,011,758
Ethan Allen Interiors, Inc.	77,400	881,586
Helen of Troy Corp. *	81,247	850,656
Tupperware Brands Corp.	110,862	2,279,323

		19,146,823

Internet & Catalog Retail 0.4%
HSN, Inc. * ρ	330,092	1,567,937
Ticketmaster Entertainment, Inc. *	265,692	1,580,867

		3,148,804

Media 0.5%
A. H. Belo Corp., Ser. A	914,326	1,828,652
Journal Communications, Inc., Class A	1,192,714	2,134,958

		3,963,610

Specialty Retail 1.9%
AnnTaylor Stores Corp. *	290,800	1,430,736
Christopher & Banks Corp.	510,702	1,981,524
Foot Locker, Inc.	390,193	2,871,820
Genesco, Inc.	537,622	8,279,379
Men’s Wearhouse, Inc.	149,600	1,742,840
Zale Corp. *	439,493	544,971

		16,851,270

Textiles, Apparel & Luxury Goods 0.7%
Delta Apparel Co. *	236,810	923,559
Kenneth Cole Productions, Inc., Class A	654,331	4,181,175
Maidenform Brands, Inc. *	49,400	442,130
Oxford Industries, Inc.	122,400	815,184

		6,362,048

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES 6.4%
Food & Staples Retailing 2.9%
Casey’s General Stores, Inc.	1,204,737	$25,600,661

Food Products 1.7%
American Italian Pasta Co., Class A *	319,637	7,549,826
TreeHouse Foods, Inc. * ρ	266,770	7,040,060

		14,589,886

Household Products 0.5%
WD-40 Co.	172,136	4,315,450

Personal Products 0.4%
Prestige Brands Holdings, Inc. *	552,526	3,508,540

Tobacco 0.9%
Universal Corp. ρ	243,100	7,433,998

ENERGY 5.0%
Energy Equipment & Services 2.0%
Atwood Oceanics, Inc. * ρ	793,972	13,219,634
Global Industries, Ltd. * ρ	832,352	2,871,614
WSP Holdings, Ltd., ADR *	358,300	1,447,532

		17,538,780

Oil, Gas & Consumable Fuels 3.0%
BioFuel Energy Corp. *	598,775	245,498
Mariner Energy, Inc. *	1,154,474	11,429,293
Rosetta Resources, Inc. *	350,222	2,125,847
Stone Energy Corp. *	525,939	4,512,557
Whiting Petroleum Corp. *	258,442	7,494,818

		25,808,013

FINANCIALS 26.3%
Capital Markets 3.4%
Deerfield Capital Corp.	215,562	523,816
Investment Technology Group, Inc. *	570,911	12,377,351
Knight Capital Group, Inc., Class A *	645,294	11,634,651
Kohlberg Capital Corp. ρ	612,895	1,979,652
Virtus Investment Partners, Inc. *	50,157	303,951
Westwood Holdings Group, Inc. +	109,232	3,032,280

		29,851,701

Commercial Banks 10.9%
BancorpSouth, Inc.	719,456	13,597,718
BOK Financial Corp. ρ	131,064	4,888,687
First Citizens Bancshares, Inc., Class A	307,218	42,967,510
IBERIABANK Corp.	201,622	8,546,757
Renasant Corp.	204,236	2,473,298

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks continued
Sterling Bancshares, Inc.	749,300	$4,166,108
SVB Financial Group *	62,600	1,300,202
UMB Financial Corp. ρ	426,039	16,504,751

		94,445,031

Diversified Financial Services 0.1%
KKR Financial Holdings, LLC	561,524	797,364

Insurance 9.5%
Endurance Specialty Holdings, Ltd. ρ	872,416	23,782,060
IPC Holdings, Ltd.	605,568	15,538,875
Phoenix Cos., Inc.	968,652	1,695,141
Stewart Information Services Corp.	939,507	13,942,284
Willis Group Holdings, Ltd. ρ	1,117,577	27,671,206

		82,629,566

Thrifts & Mortgage Finance 2.4%
NewAlliance Bancshares, Inc. ρ	1,876,526	20,623,021

HEALTH CARE 1.3%
Health Care Equipment & Supplies 0.4%
Analogic Corp.	20,100	502,450
ICU Medical, Inc. *	61,100	1,864,161
Syneron Medical, Ltd. *	171,127	1,208,157

		3,574,768

Health Care Providers & Services 0.5%
AMN Healthcare Services, Inc. * ρ	635,137	4,318,931

Life Sciences Tools & Services 0.4%
Cambrex Corp. *	944,707	3,089,192

INDUSTRIALS 17.7%
Aerospace & Defense 0.4%
GenCorp, Inc. *	1,094,995	3,175,486

Building Products 1.8%
Apogee Enterprises, Inc.	634,475	6,503,369
Quanex Building Products Corp.	1,086,845	9,227,314

		15,730,683

Commercial Services & Supplies 3.5%
ACCO Brands Corp. *	1,166,298	2,239,292
Courier Corp.	350,261	5,502,600
Ennis, Inc.	104,800	1,172,712
Viad Corp. ρ	970,890	21,582,885

		30,497,489

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Electrical Equipment 1.6%
Belden, Inc. ρ	647,634	$8,458,100
Franklin Electric Co., Inc. ρ	210,611	5,473,780

		13,931,880

Machinery 5.9%
Circor International, Inc.	83,400	1,855,650
Crane Co.	81,823	1,425,357
EnPro Industries, Inc. * ρ	221,669	4,056,543
Kadant, Inc. + *	1,011,988	10,160,359
Mueller Industries, Inc.	1,690,503	34,012,920

		51,510,829

Marine 0.3%
TBS International, Ltd., Class A * ρ	240,917	2,370,623

Professional Services 2.6%
Heidrick & Struggles International, Inc.	609,459	9,263,777
Korn/Ferry International * ρ	693,799	6,521,710
Monster Worldwide, Inc. * ρ	748,656	6,895,122

		22,680,609

Road & Rail 1.6%
Arkansas Best Corp. ρ	577,785	13,514,391

INFORMATION TECHNOLOGY 17.6%
Communications Equipment 1.9%
Avocent Corp. *	122,932	1,764,074
Ciena Corp. * ρ	590,923	3,687,360
CommScope, Inc. *	349,200	5,035,464
NETGEAR, Inc. *	349,075	3,881,714
Sycamore Networks, Inc. *	844,300	1,984,105

		16,352,717

Computers & Peripherals 4.6%
Adaptec, Inc. * ρ	2,803,117	7,820,696
Electronics for Imaging, Inc. *	814,021	7,236,647
Imation Corp.	2,154,871	20,988,444
Quantum Corp. * ρ	6,353,691	3,240,382
Silicon Graphics, Inc. * ρ	221,039	539,335

		39,825,504

Electronic Equipment, Instruments & Components 2.4%
AVX Corp.	768,295	7,006,850
Benchmark Electronics, Inc. *	312,413	3,667,729
Celestica, Inc. *	191,000	821,300
Coherent, Inc. *	242,691	4,390,280

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment, Instruments & Components continued
Orbotech, Ltd. *	866,894	$3,606,279
Vishay Intertechnology, Inc. *	369,475	1,093,646

		20,586,084

Internet Software & Services 1.6%
IAC/InterActiveCorp. ρ	945,196	13,894,381
SonicWALL, Inc. *	79,700	280,544

		14,174,925

IT Services 0.0%
Gevity HR, Inc.	126,501	254,267

Semiconductors & Semiconductor Equipment 4.5%
ANADIGICS, Inc. *	465,018	943,987
ATMI, Inc. * ρ	479,497	6,478,004
Cabot Microelectronics Corp. * ρ	297,636	6,774,195
DSP Group, Inc. * ρ	779,380	5,073,764
Exar Corp. *	1,151,965	7,798,803
Lattice Semiconductor Corp. *	3,529,284	5,435,097
Standard Microsystems Corp. *	311,788	4,318,264
Trident Microsystems, Inc. *	610,515	1,037,876
Zoran Corp. *	185,939	1,104,478

		38,964,468

Software 2.6%
Borland Software Corp. *	3,087,504	1,914,252
Corel Corp. * +	815,441	2,511,558
i2 Technologies, Inc. * ρ	137,700	859,248
Kenexa Corp. *	245,500	1,666,945
Lawson Software, Inc. * ρ	1,214,341	5,124,519
Mentor Graphics Corp. *	338,954	1,579,526
Novell, Inc. * ρ	2,250,324	8,326,199
TIBCO Software, Inc. *	179,700	961,395

		22,943,642

MATERIALS 5.7%
Chemicals 2.4%
A. Schulman, Inc.	628,778	9,525,987
American Pacific Corp. + *	360,844	2,825,408
Arch Chemicals, Inc. ρ	322,421	7,225,455
Innospec, Inc.	285,020	1,388,047

		20,964,897

Paper & Forest Products 3.3%
Clearwater Paper Corp. *	131,900	1,491,789
Glatfelter	642,409	5,595,382

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Paper & Forest Products continued
Neenah Paper, Inc. ρ	1,004,550	$6,760,622
Schweitzer-Mauduit International, Inc. ρ	679,910	14,550,074

		28,397,867

UTILITIES 6.4%
Electric Utilities 5.2%
Allete, Inc. ρ	958,197	29,799,927
El Paso Electric Co. * ρ	943,391	15,603,687

		45,403,614

Gas Utilities 1.2%
Atmos Energy Corp.	436,632	10,719,316

Total Common Stocks (cost $1,421,283,332)		836,976,335

	Principal Amount	Value

OTHER 0.3%
Gryphon Funding, Ltd., Private Placement Pass-Through Notes ρρ ☐ + (cost $4,333,867)	$12,296,091	2,696,533

SHORT-TERM INVESTMENTS 18.6%
CORPORATE BONDS 0.2%
Consumer Finance 0.2%
White Pine Finance, LLC, FRN, SIV, 0.00%, 03/17/2008 ρρ ☐ + •	7,691,229	1,345,965

	Shares	Value

MUTUAL FUND SHARES 18.4%
BGI Prime Money Market Fund, Premium Shares, 0.52% ρρ q	9,991,856	9,991,856
BlackRock Liquidity TempFund, Institutional Class, 1.30% ρρ q	10,102,276	10,102,276
Evergreen Institutional Money Market Fund, Class I, 0.84% q ø ρρ	129,807,453	129,807,453
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.57% ρρ q	9,807,273	9,807,273

		159,708,858

Total Short-Term Investments (cost $167,397,414)		161,054,823

Total Investments (cost $1,593,014,613) 115.3%		1,000,727,691
Other Assets and Liabilities (15.3%)		(132,818,100)

Net Assets 100.0%		$867,909,591

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

January 31, 2009 (unaudited)

*	Non-income producing security
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
ρ	All or a portion of this security is on loan.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security. The issuer declared an event of insolvency prior to its maturity.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
FRN	Floating Rate Note
SIV	Structured Investment Vehicle

The following table shows the percent of total long-term investments by sector as of January 31, 2009:

Financials	27.4%
Industrials	18.4%
Information Technology	18.4%
Consumer Discretionary	10.1%
Utilities	6.7%
Consumer Staples	6.6%
Materials	5.9%
Energy	5.2%
Health Care	1.3%

100.0%

See Notes to Financial Statements

18

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2009 (unaudited)

Assets
Investments in unaffiliated issuers, at value (cost $1,463,207,160) including $121,758,626 of securities loaned	$870,920,238
Investments in affiliated issuers, at value (cost $129,807,453)	129,807,453

Total investments	1,000,727,691
Segregated cash	20,936
Receivable for securities sold	3,635,087
Receivable for Fund shares sold	2,419,632
Dividends receivable	572,079
Receivable for securities lending income	41,418
Prepaid expenses and other assets	31,114

Total assets	1,007,447,957

Liabilities
Payable for securities purchased	4,883,562
Payable for Fund shares redeemed	1,912,779
Payable for securities on loan	132,480,794
Advisory fee payable	45,808
Distribution Plan expenses payable	14,460
Due to other related parties	28,257
Accrued expenses and other liabilities	172,706

Total liabilities	139,538,366

Net assets	$867,909,591

Net assets represented by
Paid-in capital	$1,569,238,046
Overdistributed net investment income	(1,889,684)
Accumulated net realized losses on investments	(107,151,849)
Net unrealized losses on investments	(592,286,922)

Total net assets	$867,909,591

Net assets consists of
Class A	$354,412,801
Class B	47,771,152
Class C	33,796,246
Class I	428,432,927
Class R	3,496,465

Total net assets	$867,909,591

Shares outstanding (unlimited number of shares authorized)
Class A	29,351,926
Class B	4,108,579
Class C	2,897,349
Class I	35,259,590
Class R	291,781

Net asset value per share
Class A	$12.07
Class A — Offering price (based on sales charge of 5.75%)	$12.81
Class B	$11.63
Class C	$11.66
Class I	$12.15
Class R	$11.98

See Notes to Financial Statements

19

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2009 (unaudited)

Investment income
Dividends	$11,119,029
Securities lending	1,199,051
Income from affiliate	900,586

Total investment income	13,218,666

Expenses
Advisory fee	4,719,962
Distribution Plan expenses
Class A	601,546
Class B	346,400
Class C	239,842
Class R	11,556
Administrative services fee	591,136
Transfer agent fees	1,303,536
Trustees’ fees and expenses	11,553
Printing and postage expenses	80,458
Custodian and accounting fees	129,137
Registration and filing fees	31,655
Professional fees	39,394
Other	16,197

Total expenses	8,122,372
Less: Expense reductions	(5,448)
Fee waivers	(651,541)

Net expenses	7,465,383

Net investment income	5,753,283

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(85,605,459)
Net change in unrealized gains or losses on investments	(404,473,731)

Net realized and unrealized gains or losses on investments	(490,079,190)

Net decrease in net assets resulting from operations	$(484,325,907)

See Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31, 2008

Operations
Net investment income		$5,753,283		$13,912,024
Net realized gains or losses on investments		(85,605,459)		60,506,798
Net change in unrealized gains or losses on investments		(404,473,731)		(377,649,824)

Net decrease in net assets resulting from operations		(484,325,907)		(303,231,002)

Distributions to shareholders from
Net investment income
Class A		(5,681,885)		(9,958,621)
Class B		(81,677)		(409,363)
Class C		(74,846)		(224,396)
Class I		(8,681,450)		(13,513,724)
Class R		(43,642)		(65,026)
Net realized gains
Class A		(41,782)		(144,060,915)
Class B		(6,191)		(25,609,881)
Class C		(4,315)		(19,260,967)
Class I		(50,021)		(158,062,068)
Class R		(409)		(1,179,159)

Total distributions to shareholders		(14,666,218)		(372,344,120)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	2,449,945	37,565,381	4,704,728	100,656,899
Class B	66,509	882,293	100,534	2,108,396
Class C	78,840	1,058,581	200,252	4,075,553
Class I	3,967,177	61,649,945	9,321,765	203,174,224
Class R	36,321	567,513	72,453	1,495,960

		101,723,713		311,511,032

Net asset value of shares issued in reinvestment of distributions
Class A	413,611	5,359,841	6,858,427	144,328,244
Class B	6,441	80,288	1,193,467	23,877,476
Class C	5,134	64,234	781,578	15,684,550
Class I	566,716	7,389,496	6,593,902	140,148,123
Class R	2,887	37,153	50,434	1,050,139

		12,931,012		325,088,532

Automatic conversion of Class B shares to Class A shares
Class A	190,672	2,937,020	253,094	5,528,210
Class B	(199,248)	(2,937,020)	(264,507)	(5,528,210)

		0		0

Payment for shares redeemed
Class A	(5,575,821)	(86,745,120)	(15,150,351)	(331,154,886)
Class B	(847,278)	(12,598,735)	(2,202,325)	(45,372,730)
Class C	(596,018)	(8,599,837)	(2,573,793)	(54,511,749)
Class I	(7,415,927)	(118,450,655)	(16,651,897)	(377,644,391)
Class R	(41,947)	(634,426)	(114,506)	(2,490,041)

		(227,028,773)		(811,173,797)

See Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS continued

	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008

Capital share transactions continued
Net decrease in net assets resulting from capital share transactions	$(112,374,048)	$(174,574,233)

Total decrease in net assets	(611,366,173)	(850,149,355)
Net assets
Beginning of period	1,479,275,764	2,329,425,119

End of period	$867,909,591	$1,479,275,764

Undistributed (overdistributed) net investment income	$(1,889,684)	$6,920,533

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Special Values Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

23

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

24

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.80% and declining to 0.75% as the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Special Values Fund, increase. For the six months ended January 31, 2009, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the six months ended January 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $651,541.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the six months ended January 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended January 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.22% of the Fund’s average daily net assets.

25

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the six months ended January 31, 2009, the Fund paid brokerage commissions of $79,841 to Wachovia Securities, LLC, a broker-dealer affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B, Class C and Class R shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class and the distribution fees for Class R shares are limited to 0.50% of the average daily net assets of the class.

For the six months ended January 31, 2009, EIS received $2,631 from the sale of Class A shares and $1,799, $50,681 and $624 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $285,494,501 and $300,211,061, respectively, for the six months ended January 31, 2009.

On August 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

As of January 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$996,685,193
Level 2 – Other Significant Observable Inputs	0
Level 3 – Significant Unobservable Inputs	4,042,498

Total	$1,000,727,691

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities

Balance as of August 1, 2008	$0
Realized gain (loss)	0
Change in unrealized appreciation (depreciation)	0
Net purchases (sales)	0
Transfers in and/or out of Level 3	4,042,498

Balance as of January 31, 2009	$4,042,498

During the six months ended January 31, 2009, the Fund loaned securities to certain brokers and earned $1,199,051, net of $150,403 paid to Wachovia Global Securities Lending as the securities lending agent. At January 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $121,758,626 and $132,480,794, respectively.

On January 31, 2009, the aggregate cost of securities for federal income tax purposes was $1,610,130,917. The gross unrealized appreciation and depreciation on securities based on tax cost was $4,478,352 and $613,881,578, respectively, with a net unrealized depreciation of $609,403,226.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2008, the Fund incurred and will elect to defer post-October losses of $10,209,251.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2009, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

27

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

8. DEFERRED TRUSTEES‘ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. During the six months ended January 31, 2009, the Fund had no borrowings.

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

28

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

29

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On March 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider a number of proposals. On December 1, 2008, the record date for the meeting, the Fund had $869,998,214 of net assets outstanding of which $463,069,522 (53.23%) of net assets were represented at the meeting.

Proposal 1 — To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$424,196,906
Net assets voted “Against”	$5,898,072
Net assets voted “Abstain”	$32,974,544

30

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Special Values Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from

31

ADDITIONAL INFORMATION (unaudited) continued

the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management

32

ADDITIONAL INFORMATION (unaudited) continued

fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia

33

ADDITIONAL INFORMATION (unaudited) continued

Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the three- and ten-year periods ended December 31, 2007, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Russell 2000 Value Index, and a majority of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the one-year period ended December 31, 2007, the Fund’s Class A shares had outperformed the Fund’s benchmark index and had performed in the fourth quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the five-year period ended December 31, 2007, the Fund’s Class A shares had underperformed the Fund’s benchmark index and performed in the third quintile of the mutual funds against which the Trustees compared the Fund’s performance.

34

ADDITIONAL INFORMATION (unaudited) continued

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the average management fee paid by the other mutual funds against which the Trustees compared the Fund’s management fee, and noted that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the

35

ADDITIONAL INFORMATION (unaudited) continued

profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’ investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made

36

ADDITIONAL INFORMATION (unaudited) continued

to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

•

Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

37

This page left intentionally blank

38

This page left intentionally blank

39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

40

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

562796 rv6 03/2009

Item 2 – Code of Ethics

Not required for this semi-annual filing.

Item 3 – Audit Committee Financial Expert

Not required for this semi-annual filing.

Items 4 – Principal Accountant Fees and Services

Not required for this semi-annual filing.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)   Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)   Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)   Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Equity Trust

By: /s/ W. Douglas Munn
       W. Douglas Munn
       Principal Executive Officer

Date: April 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ W. Douglas Munn
       W. Douglas Munn
       Principal Executive Officer

Date: April 1, 2009

By: /s/ Jeremy DePalma
       Jeremy DePalma
       Principal Financial Officer

Date: April 1, 2009